SCHEDULE 14A INFORMATION

                   Proxy Statement Pursuant to Section 14(a) of the
                           Securities Exchange Act of 1934

          Filed by the Registrant [XX]

          Filed by a Party other than the Registrant [ ]

          Check the appropriate box:

          [XX] Preliminary Proxy Statement

          [  ]      Confidential, for Use of the Commission Only (as
                     permitted by Rule 14a-6(e)(2))

          [  ]      Definitive Proxy Statement

          [  ]      Definitive Additional Materials

          [  ]      Soliciting Material Pursuant to 240.14a-11(c) or
                    240.14a-12

                        KANSAS CITY SOUTHERN INDUSTRIES, INC.
                    ----------------------------------------------
                   (Name of Registrant as Specified In Its Charter)
                                    Not Applicable

               (Name of Person(s) Filing Proxy Statement if other than the Registrant)

          Payment of Filing Fee (Check the appropriate box):

          [XX] No fee required.

          [  ]      Fee computed on table below per Exchange Act Rules 14a
                    -6(i)(1) and 0-11.

               1.   Title of each class of securities to which transaction
                     applies:

               2. Aggregate number of securities to which transaction applies:

               3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

               4.   Proposed maximum aggregate value of transaction:

               5.   Total fee paid:

          [ ]       Fee paid previously with preliminary materials.

          [ ]       Check box if any part of  the fee is offset as provided
               by
                    Exchange Act  Rule 0-11(a)(2)  and identify  the filing
          for
                    which the offsetting fee was paid previously. Identify the previous filing by registration statement number,
          or
                    the Form or Schedule and the date of its filing.

               1.   Amount Previously Paid:

               2.   Form, Schedule or Registration Statement No.:

               3.   Filing Party:

               4.   Date Filed:

          [LOGO]
          114 West 11th Street
          Kansas City, Missouri 64105-1804





                        KANSAS CITY SOUTHERN INDUSTRIES, INC.


                              NOTICE AND PROXY STATEMENT


                                         for


                          A Special Meeting of Stockholders


                                      to be held


                                    July 15, 1998




                               YOUR VOTE IS IMPORTANT!

           Please mark, date and sign the enclosed proxy card and promptly return it to the Company in the enclosed envelope.




          Mailing of this Notice and Proxy Statement and the accompanying enclosed Proxy commenced on or about June _, 1998.

                        KANSAS CITY SOUTHERN INDUSTRIES, INC.
                                 114 West 11th Street
                           Kansas City, Missouri 64105-1804

                                     June _, 1998




          To Our Stockholders:

               We invite you to attend the Special Meeting of Stockholders of Kansas City Southern Industries, Inc., at the Kansas City Marriott Downtown Hotel, 200 West 12th Street, Kansas City, Missouri at 10:00 a.m., on July 15, 1998.

               The Board of Directors is asking for your approval of an amendment of KCSI's Certificate of Incorporation in order to effect a reverse stock split to reduce the number of outstanding shares if the previously announced spin-off of KCSI's financial asset management business is completed. The Board expects that the market price of KCSI's common stock will move below the desired trading range following the spin-off. By reducing the number of outstanding shares, the Board of Directors is trying to bring the market price of the stock into the desired trading range. We would complete any reverse split only if we completed the spin-off. The accompanying proxy statement explains both the spin-off and the reverse stock split. The Board is also asking your approval of certain other matters described herein.

               We urge you to read these proxy materials and to participate in the Special Meeting either in person or by proxy. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, PLEASE SIGN AND RETURN PROMPTLY THE ACCOMPANYING PROXY CARD IN THE ENVELOPE PROVIDED TO ASSURE THAT YOUR SHARES WILL BE REPRESENTED.


                                        Sincerely,



                                        Landon H. Rowland
                                        Chairman of the Board, President
                                        and Chief Executive Officer

                        KANSAS CITY SOUTHERN INDUSTRIES, INC.
                                 114 West 11th Street
                           Kansas City, Missouri 64105-1804

                                  ------------------

                      NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

                                  ------------------

               A Special Meeting of the Stockholders of Kansas City Southern Industries, Inc., a Delaware corporation ("KCSI"), will be held at the Kansas City Marriott Downtown Hotel, 200 West 12th Street, Kansas City, Missouri, at 10:00 a.m. on July 15, 1998, to consider and vote upon:

               1. Approval of an amendment of KCSI's Certificate ofIncorporation to effect a reverse stock split (to be effected only if KCSI completes the spin-off of its financial asset management business as discussed in the attached Proxy Statement);

               2.   Approval of  the Berger Associates,  Inc. Stock  Option
                    Plan;

               3. Approval of the FAM Holdings, Inc. 1998 Long Term Incentive Stock Plan; and

               4. Approval of KCSI's Amended and Restated 1991 Stock Option and Performance Award Plan.

               Only stockholders of record at the close of business on May 22, 1998 are entitled to notice of and to vote at this meeting or any adjournment thereof. The list of stockholders entitled to vote at this meeting will be available for inspection during normal business hours in the office of KCSI's Corporate Secretary at least 10 days prior to the date of the meeting.

                                        By Order of the Board of Directors,



                                        Richard P. Bruening
                                        Vice President, General Counsel
                                        and Corporate Secretary

          The date of this Notice is June _, 1998.

               PLEASE DATE, SIGN AND PROMPTLY RETURN THE ACCOMPANYING PROXY CARD, REGARDLESS OF THE NUMBER OF SHARES YOU MAY OWN AND WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON. YOU MAY REVOKE YOUR PROXY AND VOTE YOUR SHARES IN PERSON IF REVOKED IN ACCORDANCE WITH THE PROCEDURES DESCRIBED IN THIS NOTICE AND PROXY STATEMENT. PLEASE ALSO INDICATE ON YOUR PROXY CARD WHETHER YOU PLAN TO ATTEND THE SPECIAL MEETING.

                        KANSAS CITY SOUTHERN INDUSTRIES, INC.
                                 114 West 11th Street
                          Kansas City, Missouri  64105-1804

                                   PROXY STATEMENT

                                  TABLE OF CONTENTS
                                  -----------------


          Information About the Special Meeting . . . . . . . . . . . . . .

          Stock Owned Beneficially by Certain Large Stockholders, and
          KCSI's Directors and Certain Executive Officers . . . . . . . .

               Proposal 1 -   Approval   of   an    Amendment   to   KCSI's
                              Certificate of Incorporation to Effect a
                              Reverse Stock Split . . . . . . . . . . . .

               Proposal 2 -   Approval of The Berger Associates, Inc. Stock
                              Option Plan . . . . . . . . . . . . . . . . .

               Proposal 3 -   Approval of the FAM Holdings, Inc. 1998 Long
                              Term Incentive Stock Plan . . . . . . . . . .

               Proposal 4 -   Approval of KCSI's Amended and Restated 1991
                              Stock Option and Performance Award Plan . . .

          Federal Income Tax Consequences of Equity Incentive Plans . . . .

          Management Compensation . . . . . . . . . . . . . . . . . . . . .

          Stockholder Proposals . . . . . . . . . . . . . . . . . . . . . .

          Appendix A -   Form of Certificate of Amendment . . . . . . . . .

          Appendix B -   Berger Associates Inc. Stock Option Plan . . . . .

          Appendix C -   FAM Holdings, Inc. 1998 Long Term Incentive
                         Stock Plan . . . . . . . . . . . . . . . . . . . .

          Appendix D -   Amended and Restated 1991 Stock Option Plan and
                         Performance Award Plan . . . . . . . . . . . . . .

                        INFORMATION ABOUT THE SPECIAL MEETING

          WHY WERE KCSI'S STOCKHOLDERS SENT THIS PROXY STATEMENT?

               The Board of Directors of Kansas City Southern Industries, Inc., a Delaware corporation ("KCSI"), is soliciting the proxies of KCSI's stockholders for use at a Special Meeting of Stockholders and any adjournment thereof (the "Special Meeting") that will be held at the Kansas City Marriott Downtown Hotel, 200 West 12th Street, Kansas City, Missouri, on Wednesday, July 15, 1998, at 10:00 a.m. The form of proxy was included in the envelope with this Proxy Statement that was mailed to Stockholders on or about June _, 1998.

               Morrow & Co., Inc. has been retained to assist in soliciting proxies at a cost not expected to exceed $8,000 plus expenses. Directors, officers and employees of KCSI may also solicit proxy cards. They have not been specifically employed and will not be compensated for any such services, however. In addition, KCSI may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding this Proxy Statement and other soliciting materials to such beneficial owners.

          WHY HAS THE BOARD OF DIRECTORS CALLED THE SPECIAL MEETING OF STOCKHOLDERS?

               The Board of Directors is asking KCSI's stockholders to approve the following: (a) an amendment to KCSI's Certificate of Incorporation to effect a reverse stock split to reduce the number of outstanding shares of KCSI's common stock, par value $0.01 per share (the "KCSI Common Stock"), if KCSI completes the distribution of the stock of its wholly-owned financial asset management subsidiary to KCSI's stockholders (the "Spin-off") and subject to certain other conditions discussed in the Proposal below; (b) the Berger Associates, Inc. Stock Option Plan; (c) the FAM Holdings, Inc. 1998 Long Term Stock Incentive Plan; and (d) KCSI's Amended and Restated 1991 Stock Option and Performance
          Award Plan. Stockholders do not have appraisal rights in connection with any of these proposals. KCSI will pay for the Special Meeting, including the cost of mailing the proxy materials and any supplemental materials.

          WHO MAY ATTEND THE SPECIAL MEETING?

               Only KCSI stockholders or their proxies and guests of KCSI may attend the Special Meeting. Any stockholder or stockholder's representative who, because of a disability, may need special assistance to allow him or her to participate in the Special Meeting may request it by contacting the Corporate Secretary's office at 114 West 11th Street, Kansas City, Missouri 64105,
          (816) 983-1237 by Monday, July 6, 1998.

          WHICH STOCKHOLDERS MAY VOTE AT THE SPECIAL MEETING?

               The KCSI Common Stock and Preferred Stock, par value $25.00 per share (the "Preferred Stock"), (collectively, the "Voting Stock") are KCSI's only outstanding securities that may vote on the proposals and will vote together as a single class on each of the proposals. Each holder of Voting Stock is entitled to cast one vote for each of the proposals for each share of Voting Stock held on the Record Date (as defined below).

               Only the holders of Voting Stock of record at the close of business on May 22, 1998 (the "Record Date"), are entitled to notice of and to vote at the Special Meeting. On the Record Date, KCSI had outstanding 242,170 shares of Preferred Stock (which does not include 407,566 shares held in treasury) and 109,335,584 shares of KCSI Common Stock (which does not include 35,870,992 shares held in treasury) for a total of 109,577,754 shares eligible to be voted at the Special Meeting.

          HOW DOES KCSI DECIDE WHETHER ITS STOCKHOLDERS HAVE APPROVED ANY OF THE PROPOSALS?

               The approval of the first proposal (the amendment of KCSI's certificate of incorporation) requires an affirmative vote by stockholders owning at least a majority of the outstanding shares of Voting Stock entitled to vote at the Special Meeting. The approval of the second, third and fourth proposals (the Berger Associates, Inc. Stock Option Plan, the FAM Holdings, Inc. 1998 Long Term Stock Incentive Plan, and KCSI's Amended and Restated 1991 Stock Option and Performance Award Plan, respectively) requires stockholders owning at least a majority of the shares that can be voted at the Special Meeting be present at the Special Meeting and that a majority of such quorum must vote FOR each proposal. If a stockholder is present at the Special Meeting, either in person or by proxy, then his or her shares of Voting Stock entitled to vote at the Special Meeting are counted for purposes of determining whether there is a quorum even if the stockholder does not vote such shares.

               Voting ceases when the Chairman of the Special Meeting closes the polls. The votes are counted and certified by the inspectors appointed by the Board of Directors. In determining whether a majority of the shares of Voting Stock have been voted FOR the first proposal, the votes FOR the proposal are measured against the outstanding shares of Voting Stock on the Record Date. In determining whether a majority of a quorum of shares have been voted FOR the second, third and fourth proposals, the votes FOR the proposal are measured against the votes FOR and AGAINST the proposal plus the shares that ABSTAIN from voting on the proposal. A stockholder may ABSTAIN from voting on any of the proposals, which will have the effect of a vote AGAINST that proposal because the shares for which the holders ABSTAIN from voting are not considered to be votes cast FOR the proposal.

          HOW ARE A STOCKHOLDER'S SHARES VOTED IF THE STOCKHOLDER SUBMITS A
          PROXY?

               A stockholder who returns a properly executed proxy card authorizes the Proxy Committee to vote the shares of Voting Stock covered by the proxy card. That Committee consists of the directors of KCSI whose names are listed on the related proxy card. The Proxy Committee will vote the shares in accordance with the instructions given by the stockholder executing such proxy card. If a properly executed and unrevoked proxy solicited through this proxy statement does not specify how the shares are to be voted, the Proxy Committee intends to vote such shares FOR each of the proposals.

               A stockholder wishing to name as his or her proxy someone other than the Proxy Committee designated on the proxy card may do so by crossing out the names of the designated proxies and inserting the name of another person. In that case, it will be necessary for the stockholder to sign the proxy card and deliver it to the person so named and for that person to be present and vote at the Special Meeting. Proxy cards so marked should NOT be mailed directly to KCSI.

          WHAT IF A STOCKHOLDER HOLDS SHARES IN A BROKERAGE ACCOUNT?

               The Voting Stock is traded on the New York Stock Exchange, Inc. (the "NYSE"). Under the rules of the NYSE member stockbrokers who hold shares of Voting Stock in the broker's name for customers are required to ask those customers for directions on how to vote those shares and to vote the shares as directed. These brokers may also vote shares on certain proposals even if they have not received directions. The NYSE will inform the brokers as to the proposals the brokers may vote the undirected shares. Under the policies of the NYSE, if KCSI's subsidiaries that are brokers do not receive directions, they are entitled to vote only in the same proportion as the shares voted by all other customers.

               When a broker does not vote, it is referred to as a "broker non-vote" (customer directed abstentions are not broker non-votes). Broker non-votes generally do not affect whether a quorum is present at the Special Meeting because in most cases some of the shares held by the broker will be voted on the proposals, and, therefore, all of the shares held by the broker are considered present at the Special Meeting. Under applicable law, a broker non-vote will have the same effect as a vote AGAINST the proposals.

          WHAT   IF  A   STOCKHOLDER   PARTICIPATES  IN   KCSI'S   DIVIDEND
          REINVESTMENT PLAN?

               If a stockholder participates in the Dividend Reinvestment Plan (the "DRIP"), the proxy card received by the stockholder will include both the stockholder's shares (including fractional shares) of KCSI Common Stock held in the DRIP and registered in the stockholder's name on the Record Date.

          HOW DO PARTICIPANTS IN KCSI'S OR DST SYSTEMS' EMPLOYEE STOCK OWNERSHIP PLANS VOTE?

               Each Participant in KCSI's and DST Systems, Inc.'s employee stock ownership plans (the "ESOP's") is provided a voting instruction card (accompanying the Proxy Statement mailed to them) to instruct the trustee how to vote the shares of KCSI Common Stock held on behalf of such participant. The trustee is required under the trust agreements to vote those shares in accordance with the instructions received. If no voting instructions are received, the trustee must vote such shares, as well as any shares that are not allocated to participants' accounts, in the same proportions as the shares for which voting instructions were received. THE VOTING INSTRUCTION CARD SHOULD BE RETURNED TO THE TRUSTEE IN THE ENVELOPE PROVIDED AND SHOULD NOT BE RETURNED TO KCSI OR DST SYSTEMS, INC. The mailing address of the trustee is UMB Bank, N.A., Securities Transfer Division, P.O. Box 410064, Kansas City, Missouri 64179-0013, Attention:
          Kansas City Southern Industries Employee Stock Ownership Plan (for KCSI ESOP participants) or Attention: DST Systems, Inc. Employee Stock Ownership Plan (for DST ESOP participants).

          ARE THE VOTES OF PARTICIPANTS IN THE ESOP'S CONFIDENTIAL?

               Under the terms of the  ESOP's trust agreements, the trustee is required to establish procedures to ensure that the instructions received from participants are held in confidence and not divulged, released or otherwise utilized in a manner that might influence the participants' free exercise of their voting rights.

          MAY A STOCKHOLDER REVOKE HIS OR HER PROXY OR INSTRUCTION CARD OR MAY ESOP PARTICIPANTS CHANGE THEIR VOTING INSTRUCTIONS?

               A stockholder who holds his or her Voting Stock in his or her name may revoke a previously submitted valid proxy card with a later-dated, valid proxy or other written revocation delivered to the Corporate Secretary of KCSI at any time before the polls for the Special Meeting are closed. A stockholder who holds his or her stock in a brokerage account must contact the broker and comply with the broker's procedures if he or she wants to revoke or change the instructions that the stockholder returned to the broker. Participants in either ESOP who wish to revoke their voting instruction card will need to contact the trustee and follow its procedures. Attendance at the Special Meeting without complying with these procedures will not have the effect of revoking a previously delivered properly executed proxy or voting instruction card.





                    (Remainder of page intentionally left blank.)

               STOCK OWNED BENEFICIALLY BY CERTAIN LARGE STOCKHOLDERS,
                 AND KCSI'S DIRECTORS AND CERTAIN EXECUTIVE OFFICERS

               The table below shows the beneficial ownership of KCSI's outstanding KCSI Common Stock as of the Record Date (or at the time otherwise specified) by: (i) beneficial owners of more than 5% of the outstanding KCSI Common Stock that have publicly disclosed such ownership; (ii) the members of the Board of Directors and certain executive officers; and (iii) all KCSI executive officers and directors as a group. KCSI is not aware of any beneficial owner of more than 5% of the Preferred Stock. No officer or director of KCSI owns any equity securities of any subsidiary of KCSI except Thomas H. Bailey, who owns 1,200,000 shares (or approximately 12%) of the outstanding common stock of Janus Capital Corporation. Beneficial ownership is generally either the sole or shared power to vote or dispose of the shares. KCSI is not aware of any arrangement the operation of which would at a subsequent date result in a change of control of KCSI.


                                                            Percent
                                             Common              of
          Name                               Stock (1)      Outstanding (1)
          ----                               ---------      ---------------

          UMB Bank, N.A., as trustee       7,561,037 (2)         6.9%
          of certain fiduciary
          accounts (2)

          Amvescap, Inc. and certain       6,024,575 (3)         5.5%
          affiliates

          A. Edward Allinson                  80,460 (1)(4)        *
           Director

          Thomas H. Bailey                    28,740 (4)           *
           Chairman of the Board,
           President and Chief
           Executive Officer of
           Janus Capital Corporation

          Paul F. Balser                      60,000 (1)           *
           Director

          James E. Barnes                     87,000 (1)(5)        *
           Director

          Danny R. Carpenter                 286,507(1)(4)         *
           Vice President - Finance

          Michael G. Fitt                     81,600 (1)(5)        *
            Director

          Michael R. Haverty                 947,012 (1)(4)(5)     *
           Director,
           Executive Vice President

          James R. Jones                           0 (6)           *
            Director

          Joseph D. Monello                  500,308 (1)(4)        *
             Vice President and
             Chief Financial Officer

          Landon H. Rowland                3,545,304 (1)(4)      3.2%
            Chairman of the Board,
            President and Chief
            Executive Officer

          Jose F. Serrano                     36,000 (1)           *
            Director

          Morton I. Sosland                  259,703 (1)(5)        *
            Director

          All Directors and Executive      6,819,008 (1)(4)      6.0%
           Officers as a Group
           (17 Persons)

          ------------------------------
          *    Less than 1% of the outstanding shares.

          (1) Percentage ownership is based on the number of shares outstanding as of the Record Date plus any Additional Shares (as defined below). The holders may disclaim beneficial ownership of shares included under certain circumstances. Except as noted, the holders have sole voting and dispositive power over the shares. Under applicable law, shares that may be acquired upon the exercise of options or other convertible securities that are exercisable on the Record Date or will become exercisable within 60 days of that date (the "Additional Shares") are considered beneficially owned. Such Additional Shares included in the amounts shown above are as follows: Mr. Allinson, 74,400; Mr. Balser, 60,000; Mr. Barnes, 78,000; Mr. Carpenter, 261,000; Mr.
          Fitt,  72,000;  Mr.  Haverty,  885,000;  Mr.  Monello,   330,000;
          Mr. Rowland 2,763,000; Mr. Serrano 36,000; Mr. Sosland, 9,000; and all directors and executive officers as a group, 5,153,390. Certain directors and executive officers disclaim beneficial ownership of 188,700 of these shares. The list of executive officers of KCSI is included in KCSI's Annual Report on Form 10-K for the year ended December 31, 1997.

          (2)  Based  on  information  reported  in  Amendment  No.  11  to
          Schedule 13G, dated April 27, 1998 jointly filed by UMB Financial Corporation ("UMBFC"), its wholly-owned subsidiary UMB Bank, N.A. ("UMB") and The Employee Stock Ownership Plan (the "KCSI ESOP"). UMB is the trustee of the KCSI ESOP and the DST Systems, Inc. Employee Stock Ownership Plan (the "DST ESOP"), which also holds some KCSI Common Stock. Shares reported as held by UMB include the shares held as trustee of the KCSI ESOP and DST ESOP. Voting and dispositive power over the shares that are allocated to these ESOP's participant accounts are vested in the ESOP participants (they have the right to direct the voting of all such allocated shares and the tendering of such shares in response to offers to purchase). All shares of KCSI Common Stock have been allocated to participants' accounts in both ESOP's. However, any unallocated shares are to be voted by the trustee in the same proportion as the allocated shares. Therefore, UMB, the KCSI ESOP and the DST ESOP disclaim beneficial ownership of all shares held in the KCSI ESOP and DST ESOP. The amount shown for UMB does not include 347,656 shares held by UMB in custody accounts for which UMB does not have voting or dispositive power. UMBFC reports that it does not beneficially own any shares of KCSI Common Stock held by UMB in various capacities because UMBFC is prohibited by law from directing voting or disposition of such shares. The address for UMB is 1010 Grand Boulevard, Kansas City, Missouri 64106.

          (3)  Based  upon information in Amendment 1 to Schedule 13G filed
          February  12,  1998.    The  address for  Amvescap,  Inc.  is  11
          Devonshire Square, London EC2M 4YR, England.

          (4) Under applicable law, shares that are held indirectly are also considered beneficially owned. Such shares included in the amounts shown above are as follows: Mr. Allinson owns 2,400 shares in a Keogh Plan; Mr. Bailey owns 21,418 shares through the KCSI ESOP; Mr. Carpenter owns 8,268 shares through the KCSI ESOP; Mr. Haverty owns 3,416 shares through the KCSI ESOP; Mr. Monello owns 33,671 shares through the KCSI ESOP; Mr. Rowland owns 60,614 and 477 shares through the KCSI ESOP and KCSI's Profit Sharing Plan, respectively; and all directors and executive officers as a group own indirectly 249,623 shares.

          (5) Directors and Executive Officers may also be deemed to own beneficially shares held in other capacities as follows:
          Mr. Barnes, 9,000 shares held jointly with his wife; Mr. Fitt, 9,600 shares held in trust; Mr. Haverty, 725 shares held by his children; and Mr. Sosland, 4,800 shares held in trust over which he has sole voting and dispositive power as trustee, 12,000 shares held by his wife and the following shares over which he has shared voting and/or dispositive power but as to which beneficial ownership is disclaimed, and 36,000 shares held by certain companies of which he is a director, 111,900 shares held as co-trustee of certain testamentary trusts, and 16,000 shares in a charitable foundation of which he is a director. Mr. Sosland disclaims beneficial ownership of all of these shares.

          (6) Mr. Jones currently holds options to purchase 6,000 shares of KCSI Common Stock, which options will become exercisable November 13, 1998.

                    (Remainder of page intentionally left blank.)

                                      PROPOSAL 1

                               APPROVAL OF AN AMENDMENT
                                          TO
          KCSI'S CERTIFICATE  OF INCORPORATION  TO EFFECT  A REVERSE  STOCK
          SPLIT

          GENERAL INFORMATION

               The Board of Directors is seeking stockholder approval of an amendment (the "Amendment") to KCSI's certificate of incorporation to effect a reverse stock split (the "Reverse Split Proposal") subject to the completion of the Spin-off (as defined below) and certain other conditions. The Reverse Split Proposal provides for the combination of the presently issued and outstanding shares (the "pre-split shares") of KCSI Common Stock into a smaller number of shares (the "post-split shares") of KCSI Common Stock. Stockholders will receive cash in lieu of fractional post-split shares. THERE IS NO OTHER CHANGE IN THE KCSI COMMON STOCK AS A RESULT OF THE REVERSE STOCK SPLIT, AND EXCEPT FOR THE RECEIPT OF CASH IN LIEU OF FRACTIONAL SHARES, THE REVERSE STOCK SPLIT (AS DEFINED BELOW) WILL NOT AFFECT ANY STOCKHOLDER'S PROPORTIONATE EQUITY INTEREST IN KCSI.

               The Board of Directors expects that, if the Reverse Split Proposal is approved by the stockholders at the Special Meeting, the Amendment will be filed promptly after the date the Board of Directors sets to determine which Stockholders will receive the Shares to be distributed in the Spin-off. NOTWITHSTANDING APPROVAL OF THE REVERSE SPLIT PROPOSAL BY THE STOCKHOLDERS OF KCSI, HOWEVER, THE BOARD OF DIRECTORS WILL NOT FILE THE AMENDMENT IF THE SPIN-OFF IS NOT COMPLETED. IF THE SPIN-OFF IS COMPLETED, THE BOARD MAY ELECT NOT TO FILE, OR TO DELAY THE FILING OF, THE AMENDMENT, IF THE BOARD OF DIRECTORS DETERMINES, BASED UPON THEIR EVALUATION AT THE TIME, THAT NOT FILING THE AMENDMENT OR A DELAY IN THE FILING OF THE AMENDMENT WOULD BE IN THE BEST INTEREST OF KCSI OR ITS STOCKHOLDERS. Factors leading to such a determination could include, without limitation, any possible adverse effect on the KCSI Common Stock or future public offerings of the KCSI Common Stock.

               As explained further under "Information About the Special Meeting," approval of this proposal requires the affirmative vote of a majority of the outstanding shares of Voting Stock entitled to vote on this proposal.

          REASONS FOR THE REVERSE STOCK SPLIT PROPOSAL

               The Board of Directors has announced its intent to separate KCSI's railroad transportation and financial asset management businesses. The Board currently anticipates accomplishing that separation by delivering all of the outstanding common stock of a newly formed corporation that holds KCSI's financial asset management business to holders of KCSI's Common Stock as of a date yet to be determined (the "Spin-off"). The completion of the Spin-off is subject to final approval of the Board of
          Directors and such other conditions as the Board may set. On February 27, 1998, KCSI filed a request for an Internal Revenue Service (the "IRS") ruling that the Spin-off would be tax free to both KCSI and its stockholders.

               For the reasons discussed below, the Board of Directors believes that the Reverse Stock Split (as defined below) is in the best interests of KCSI and its stockholders. However, there can be no assurance that the Reverse Stock Split will produce the desired consequences.

               The Board of Directors primary purpose for the Reverse Stock Split following the Spin-off is to attempt to move the KCSI Common Stock's trading price on the New York Stock Exchange back into a range that the Board of Directors believes to be desirable.

               The Board of Directors expects that the trading price of the KCSI Common Stock will be materially reduced as a result of the Spin-off and that a low quoted market price per share may discourage potential new investors, increase market price volatility and decrease the liquidity of the KCSI Common Stock. Since brokerage commissions on lower-priced stock generally represent a higher percentage of the stock price than commissions on higher-priced stock, a lower share price of the KCSI Common Stock can result in individual stockholders paying transaction costs which are a higher percentage of their total share value than would be the case if the share price were higher. This factor also may limit the willingness of institutions to purchase the KCSI Common Stock if it is trading at a low share price.

               The Board of Directors also believes that the potential post Spin-off per share price level of KCSI's Common Stock may reduce the liquidity of the shares. Certain investors view lower-priced stock as unattractive, although certain other investors may be attracted to low-priced stock because of the greater trading volatility sometimes associated with such securities. In addition, stockbrokers may not recommend lower-priced shares because the lower potential commission makes the sale of low-priced stocks economically unattractive to brokers.

          THE AMENDMENT

               The Board is seeking stockholder approval of an amendment that would combine (the "Split Ratio") every two pre-split shares of KCSI Common Stock held by a stockholder on the date of combination into one post-split share (the "Reverse Stock Split"). Stockholders will be paid cash for fractional shares. The rights of a holder of the KCSI Common Stock will not be modified or amended in any way by the Reverse Stock Split, other than the combination of outstanding shares as described herein and the payment of cash for fractional shares. Excepting those instances in which cash is paid for fractional shares, each stockholder will hold the same percentage of common stock outstanding immediately following the Reverse Stock Split as he or she did immediately prior to the Reverse Stock Split.

               If approved by the stockholders of KCSI, the Reverse Stock Split will be effected by an amendment to KCSI's Certificate of Incorporation in substantially the form attached to this Proxy Statement as Appendix A and will become effective upon the filing of the Amendment with the Secretary of State of Delaware or at such later time as provided for in the Amendment (the "Effective Time"). This discussion is qualified in its entirety by the full text of the Amendment, which is hereby incorporated by reference herein.

          EFFECT OF THE REVERSE STOCK SPLIT PROPOSAL

               The Reverse Stock Split will occur automatically at the Effective Time without any further action on the part of stockholders of KCSI and without regard to the date certificates representing shares of KCSI Common Stock prior to the Reverse Stock Split are physically surrendered for new certificates. The procedures to exchange certificates are explained below. Each stockholder that owns shares of KCSI Common Stock equal to at least the Split Ratio will continue to own post-split shares of KCSI Common Stock and will continue to share in the assets and future growth of KCSI as a stockholder. Such interest will be represented by shares equal to as many pre-split shares of KCSI Common Stock as a stockholder owned before the Reverse Stock
          Split divided by the Split Ratio, subject to the adjustment for fractional shares described herein.

               Fractional share interests in KCSI will be terminated at the Effective Time and such fractional share interests will have no right to share in the assets or future growth of KCSI. Stockholders entitled to receive a fractional share of KCSI Common Stock as a consequence of the Reverse Stock Split will, instead, receive from KCSI a cash payment in U.S. dollars equal to the product of the fraction and the Split Ratio times the average of the daily average of the high and low price per share of the KCSI Common Stock on the New York Stock Exchange ("NYSE") for the five trading days immediately preceding the Effective Time ("Fractional Share Payment"). The Effective Time will be subsequent to the date on which the common stock of the holding company for KCSI's financial asset management business (currently called FAM Holdings, Inc.) begins trading separately from the
          KCSI Common Stock, and, therefore, the valuation of the fractional shares will be based upon the market price of the transportation business.

               Effectuation of the Reverse Stock Split will not have an effect on KCSI's operating results. However, the per share information and the average number of shares outstanding as presented in previously issued consolidated financial statements and other publicly available information of KCSI would be restated following the Effective Time to reflect the Reverse
          Stock Split and future net earnings or loss per share of KCSI Common Stock will be proportionately adjusted.

               KCSI currently is authorized under its certificate of incorporation to issue 400,000,000 shares of the KCSI Common Stock. The Reverse Stock Split will not increase or decrease the number of authorized shares of KCSI Common Stock, however, one effect of the Reverse Stock Split will increase the number of authorized but unissued shares of KCSI Common Stock by reducing the number of outstanding shares. A limited number of authorized but unissued shares could prevent KCSI from responding to corporate needs or opportunities that may from time to time arise. These might include financing transactions, possible future acquisitions, employee benefits and other corporate purposes. The increase in authorized but unissued shares will make more shares available for such purposes.

               KCSI had 109,335,584 shares of KCSI Common Stock outstanding on the Record Date. The Reverse Stock Split will reduce those outstanding shares of KCSI Common Stock to 54,667,792 (not taking into account fractional shares).

               As of the Record Date, KCSI had approximately 6,124 record holders of KCSI Common Stock and believes, based on information received from the transfer agent and those brokerage firms that hold KCSI's securities in custodial or "street" name, that such shares were beneficially owned by an aggregate of approximately 22,700 beneficial owners. Based on estimated stockholdings as of the Record Date, the Board of Directors estimates that, after the Reverse Stock Split, KCSI will continue to have approximately the same number of both record holders and beneficial owners.

               The par value of the KCSI Common Stock will remain at $0.01 per share following the Reverse Stock Split, and the number of shares of the KCSI Common Stock outstanding will be reduced. As a consequence, the aggregate par value of the outstanding KCSI Common Stock will be reduced, while the aggregate capital in excess of par value attributable to the outstanding KCSI Common Stock for statutory and accounting purposes will be correspondingly increased. The Reverse Stock Split will not affect KCSI's retained earnings, and stockholders' equity will remain unchanged except for the effect of any payments for fractional shares.

          IMPACT ON OPTIONS, CONVERTIBLE SECURITIES, OTHER OUTSTANDING SECURITIES AND THE DIVIDEND REINVESTMENT PLAN

               KCSI has certain other securities either outstanding or reserved for issuance that could be affected by the Reverse Stock Split. Those effects are discussed below.

               PREFERRED STOCK.   KCSI had outstanding  on the Record  Date
          242,170 Shares of the Preferred Stock. The Preferred Stock is not convertible into the KCSI Common Stock. However, the Preferred Stock does have voting rights. The Reverse Stock Split will result in an increase of the percentage of votes attributable to the Preferred Stock in comparison to all shares of Voting Stock from 0.2% to 0.4%.

               SERIES B CONVERTIBLE PREFERRED STOCK. KCSI had outstanding on the Record Date one million shares of Series B Convertible Preferred Stock which may, in certain instances, be converted into shares of KCSI Common Stock at a specified ratio (the "Conversion Ratio"). The Conversion Ratio is subject to adjustment in certain instances, including the Reverse Stock Split. Therefore, the Series B Convertible Preferred Stock will be convertible into six million shares of KCSI Common Stock following the Reverse Stock Split not taking into account the impact of the Spin-off.

               EQUITY BASED INCENTIVE PLANS. KCSI has a number of plans under which awards can be or have been made to officers and other employees of securities that are exercisable for (e.g., stock options), or their value is based upon (e.g., stock appreciation rights), the KCSI Common Stock. Under the terms of those plans, the committee that administers them is authorized to make adjustments in the number of shares of KCSI Common Stock covered by the awards and the exercise price of such awards to prevent the enlargement or dilution of the intended benefits under such plans. KCSI expects that the committee will take action after the Effective Time to make such changes as the committee deems, in its discretion, appropriate to take into account the Reverse Stock Split and/or the Spin-off (assuming the Proposal 4 is approved). In addition, KCSI has two plans in which only the directors of KCSI participate and under which options to purchase the KCSI Common Stock have been or will automatically be issued. Those plans provide that in the case of certain changes in KCSI's capital structure, including a reverse stock split, the number of shares of KCSI Common Stock subject to the outstanding options and available for grant, if any, and the purchase price of the outstanding options are automatically adjusted in direct proportion to the change in KCSI's capital structure.

               THE DIVIDEND REINVESTMENT PLAN. A stockholder's shares of KCSI Common Stock held in the DRIP will be adjusted to reflect the Reverse Stock Split by reducing the shares held in the plan by one half. The Reverse Stock Split will otherwise have no affect the DRIP.
          EXCHANGE OF STOCK CERTIFICATES AND PAYMENT FOR FRACTIONAL SHARES

               As soon as practicable after the Effective Time, transmittal forms will be mailed to each holder of record of certificates for shares of KCSI Common Stock to be used in forwarding such certificates for surrender and exchange for certificates representing the number of shares of KCSI Common Stock such stockholder is entitled to receive as a consequence of the Reverse Stock Split. The transmittal forms will be accompanied by instructions concerning other details of the exchange. Upon receipt of such transmittal form, each stockholder should surrender the certificates representing shares of KCSI Common Stock prior to the Reverse Stock Split in accordance with the applicable instructions. Each holder who surrenders certificates will receive new certificates representing the whole number of shares of KCSI Common Stock that he holds as a result of the Reverse Stock Split and any cash payable in lieu of a fractional share. STOCKHOLDERS SHOULD NOT SEND THEIR STOCK CERTIFICATES FOR EXCHANGE UNTIL THEY RECEIVE A TRANSMITTAL FORM.

               After the Effective Time, each certificate representing shares of KCSI Common Stock outstanding prior to the Effective Time (an "old certificate") will, until surrendered and exchanged as described above, be deemed, for all corporate purposes, to evidence ownership of the whole number of shares of KCSI Common Stock, and the right to receive from KCSI the amount of cash for any fractional shares, into which the shares of KCSI Common Stock evidenced by such certificate have been converted by the Reverse Stock Split, except that the holder of such unexchanged certificates will not be entitled to receive any distributions payable by KCSI after the Effective Time, until the old certificates have been surrendered. Such distributions, if any, will be accumulated, and at the time of surrender of the old certificates, all such unpaid distributions will be paid without interest.

          FEDERAL INCOME TAX CONSEQUENCES

               The following discussion describes the material federal income tax consequences of the Reverse Stock Split. This discussion is based upon the Internal Revenue Code of 1986, as amended (the "Code"), existing and proposed regulations thereunder, judicial decisions and administrative rulings and practices, all in effect on the date hereof. Any of these authorities could be repealed, overruled or modified at any time. Any such change could be retroactive and, accordingly, could cause the tax consequences to vary substantially from the consequences described herein. No ruling from the Internal Revenue Service (the "IRS") with respect to the matters discussed herein has been requested, and there is no assurance that the IRS would agree with the conclusions set forth in this discussion.

               This discussion may  not address certain federal  income tax consequences that may be relevant to particular stockholders in light of their individual circumstances or to certain types of stockholders (such as dealers in securities, insurance companies, foreign individuals and entities, financial institutions and tax-exempt entities) who may be subject to special treatment under the federal income tax laws. This discussion also does not address any tax consequences under state, local or foreign laws. This discussion deals only with shares of KCSI Common Stock held as "capital assets" within the meaning of Section 1221 of the Code.

               STOCKHOLDERS ARE URGED TO CONSULT THEIR TAX ADVISORS AS TO THE PARTICULAR TAX CONSEQUENCES TO THEM OF THE REVERSE SPLIT, INCLUDING THE APPLICABILITY OF ANY STATE, LOCAL OR FOREIGN TAX LAWS, CHANGES IN APPLICABLE TAX LAWS AND ANY PENDING OR PROPOSED LEGISLATION.

               KCSI will not recognize any gain or loss as a result of the Reverse Stock Split. No gain or loss will be recognized by a stockholder who receives only KCSI Common Stock upon the Reverse Stock Split. A stockholder who receives cash in lieu of a fractional share of KCSI Common Stock generally will recognize capital gain or loss on an amount equal to the difference between the cash received and his or her basis in such fractional share of KCSI Common Stock. For this purpose, a stockholder's basis in such fractional share of KCSI Common Stock will be determined as if the stockholder actually received such fractional share. Except as provided with respect to fractional shares, the aggregate tax basis of the shares of KCSI Common Stock held by a stockholder following the Reverse Stock Split will equal the stockholder's aggregate basis in the KCSI Common Stock held immediately prior to the Reverse Stock Split. The holding period of the shares of KCSI Common Stock held by a stockholder following the Reverse Stock Split will include the holding period of the shares of KCSI Common Stock held immediately prior to the Reverse Stock Split. Stockholders should consult their tax advisors to determine the basis and holding period of any particular shares of KCSI Common Stock held following the Reverse Stock Split.

          NYSE REQUIREMENTS

               The Board of Directors believes the Reverse Stock Split will not affect the KCSI Common Stock's listing on the New York Stock Exchange. The KCSI Common Stock's continued listing on the NYSE is subject to the maintenance of quantitative and non-
          quantitative  requirements, as  set  forth  in  the  NYSE  Listed
          Company Manual. In particular, the NYSE requires that a company's common stock currently listed on the NYSE meet each of the following standards to maintain its continued listing: (a) the number of beneficial holders of 100 shares or more must be at least 1,200; (b) at least 600,000 shares must be publicly held, with a market value of at least $5 million; (c) the aggregate market value of the shares outstanding, or the net tangible assets available to the KCSI Common Stock, must be at least $8 million; (d) the average net income for the past three years must be at least $600,000; and (e) compliance with certain corporate governance requirements. The Board of Directors believes that KCSI and the KCSI Common Stock will meet such requirements on the first full trading day after KCSI gives the NYSE written notice that the Reverse Stock Split has become effective. There can be no assurances, however, that factors beyond the control of KCSI will not cause KCSI or the KCSI Common Stock to fail to meet such requirements in the future.

                         YOUR BOARD RECOMMENDS THAT YOU VOTE
                                         "FOR"
                     APPROVAL OF THE PROPOSED AMENDMENT TO KCSI'S
                             CERTIFICATE OF INCORPORATION
                           TO EFFECT A REVERSE STOCK SPLIT



                    (Remainder of page intentionally left blank.)

                                      PROPOSAL 2

                       APPROVAL OF THE BERGER ASSOCIATES, INC.
                                  STOCK OPTION PLAN


          EXPLANATION FOR SEEKING RE-APPROVAL BY STOCKHOLDERS

               The Board of Directors asked for and received stockholder approval of the Berger Associates, Inc. Stock Option Plan (the "Berger Plan") at the 1998 Annual Meeting of Stockholders held on April 30, 1998. The Board of Directors of KCSI is asking stockholders to re-approve the Berger Associates, Inc. Stock Option Plan because the Annual Meeting proxy statement and the related exhibit indicated that the Berger Plan was effective January 13, 1998 and that awards could not be granted after January 13, 2008. In fact, the Berger Plan was effective on November 13, 1997 and, therefore, awards under the Berger Plan cannot be issued after November 13, 2007. The description below and the attached copy of the Berger Plan has been, accordingly, revised.

          BACKGROUND

               The  KCSI Compensation Committee has approved a performance-
          based incentive compensation plan for key employees of Berger Associates, Inc. ("Berger"), a KCSI subsidiary. The purpose of the Berger Plan (the "Berger Plan") is to provide a means by which key employees of Berger and its subsidiaries can acquire and maintain stock ownership, thereby strengthening their commitment to the success of the Company and their desire to remain employed by Berger and its subsidiaries. It is anticipated that the acquisition of such stock ownership will stimulate the efforts of such employees on behalf of Berger, strengthen their desire to continue in the service of Berger and encourage shareholder and entrepreneurial perspectives through employee stock ownership. It is also anticipated that the opportunity to obtain such stock ownership will prove attractive to promising new key employees and will assist Berger in attracting such employees.

          REASONS FOR SEEKING STOCKHOLDER APPROVAL

               An important concern of KCSI in approving the Berger Plan is to ensure that any compensation paid under the Berger Plan is deductible for federal income tax purposes. Under Section 162(m) of the Internal Revenue Code, public companies and their subsidiaries cannot deduct compensation in excess of $1 million paid to any of the executive officers named in the public company's summary compensation table under compensation plans adopted after February 1993 unless the compensation is "performance-based" as defined in Section 162(m). Under Section 162(m), performance-based compensation generally arises from options if a committee of outside directors grants the options, the plan limits the number of shares that may be granted to an eligible participant, the compensation arises solely from the increase in value of the underlying stock after the date of the grant of the option and the plan is approved by stockholders of the public company. The Board is, therefore, submitting the Berger Plan for stockholder approval.

               The Board is also submitting this proposal concerning the Berger Plan for stockholder approval in order to comply with
          Section 422 of the Internal Revenue Code. Section 422 requires stockholder approval of a plan under which incentive stock options ("ISOs") may be issued in order to preserve the federal income tax treatment of the ISOs.

               As explained further under "Information about the Special Meeting," approval of this proposal requires the affirmative vote of a majority of the shares of Voting Stock present at the Annual Meeting that are entitled to vote on the proposal, assuming a quorum.

          THE BERGER ASSOCIATES, INC. STOCK OPTION PLAN

               SUMMARY OF THE BERGER PLAN. The full Berger Plan is attached as Appendix B to this Proxy Statement, and the following summary is qualified by reference to it. Capitalized terms in this summary not defined in this Proxy Statement have the meaning set forth in the Berger Plan. The Berger Plan was originally effective on November 13, 1997 following approval by the board of directors of Berger Associates, Inc., and the Plan was amended December 19, 1997 to take into account a recapitalization of Berger Associates, Inc.

               A Committee appointed by the Board of Directors of Berger (the "Committee") will administer the Berger Plan and determine the recipients of Awards, the type or types of Awards to be granted to each such recipient, the term of such Awards, the consideration to be received by Berger for such Awards, the number of shares of Berger common stock (the "Stock") subject to such Awards, and such other restrictions and conditions on the exercise of an Award as the Committee may deem appropriate. The Committee may not grant Awards under the Berger Plan after November 13, 2007. The term of any Award granted under the Berger Plan may be any length equal to or less than 10 years from the date of grant and may extend beyond November 13, 2007. The Awards may terminate earlier than the end of the term following the termination of a Grantee's employment with Berger or its subsidiaries.

               The Awards may be either incentive or non-qualified options granted in consideration for the Grantee's service to Berger. The Berger Plan makes available 300,000 shares of the Stock (representing approximately 18% of the outstanding Berger Stock as of the date the Berger Plan was adopted) for such Awards. Awards that are terminated prior to exercise and shares of Stock received in payment of the exercise price are added back to the total shares available. The Committee may not grant an Award to any participant if that Award together with all other Awards granted to such participant in any one calendar year exceeds 100,000 shares. Notwithstanding the Committee's authority under the Berger Plan, the Committee may not make any Award representing more than 40,000 shares of Stock unless such Award is approved or ratified by KCSI's Compensation and Organization Committee.

               The Berger Stock is currently not publicly traded. Its fair market value for purposes of the Berger Plan is determined by the Committee based on the net earnings of Berger, or based on the proceeds to the selling shareholder(s) upon an actual sale of more than 50% of the Berger Stock. As of the end of the first calendar quarter of 1998, the Committee determined that the fair market value of Berger Stock was $____ per share.

               The Committee may only  grant Awards to employees  of Berger and any of its Subsidiaries. Berger and its Subsidiaries currently have approximately 85 employees who are eligible to participate in the Berger Plan. As of the date of this Proxy Statement, non-qualified options to purchase 201,710 shares of Berger Stock have been awarded to eleven current employees, none of which is an executive officer of KCSI. Options granted to two of the Grantees are subject to approval of the Berger Plan by KCSI's stockholders. No other Awards have been made under the Berger Plan.

               The Committee determines the exercise price of an Award. The Award exercise price cannot be less than the Fair Market Value of the Stock on the Grant Date. The Committee may impose such additional restrictions on the exercise of an Award as the Committee may deem appropriate. Any incentive stock options will also be subject to the applicable conditions under the Code. The Committee may allow an Optionee to borrow funds from Berger or have Berger guarantee a loan to the Optionee in order for the Optionee to exercise the Awards. A Grantee may not transfer his or her Awards except by will or the laws of descent or, in the case of non-qualified options, to or for the benefit of a family relative. An Optionee has no rights as a stockholder of Berger until the Award has been exercised.

               The Board may amend, suspend or discontinue the Berger Plan without stockholder approval, but no such action that would adversely affect an outstanding Award can be made without such Grantee's consent unless such amendment is required in order for the Berger Plan to continue to comply with applicable law. In the case of changes affecting the securities of Berger or certain other events, the Committee must make certain adjustments in the Berger Plan or in Awards in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Berger Plan.

          FEDERAL INCOME TAX CONSEQUENCES OF THE BERGER PLAN

               The federal income tax consequences of the Berger Plan to the participants and the company are discussed below under "Federal Income Tax Consequences of Equity Incentive Plans."



                    (Remainder of page intentionally left blank.)

          NEW BERGER PLAN BENEFITS

               The following is a summary of the Awards granted to the following persons or groups during 1997.

          Name and Position        Berger Associates, Inc. Stock Option Plan
                                                 Number of Awards
          -----------------------------------------------------------------

          Landon H. Rowland                       Not Eligible
          Chairman of the Board,
          President and Chief
          Executive Officer

          Michael R. Haverty                      Not Eligible
          Executive Vice President

          Thomas H. Bailey                        Not Eligible
          Chairman of the Board,
          President and Chief
          Executive Officer of
          Janus Capital Corporation

          Joseph D. Monello                       Not Eligible
          Vice President and Chief
          Financial Officer

          Danny R. Carpenter                      Not Eligible
          Vice President - Finance

          Current Executive Officers              Not Eligible
          as a Group

          Current Non-Employee Directors          Not Eligible
          as a Group

          All Current Employees Other                  192,210*
          Than Executive Officers as a Group

          * The Awards to be granted under the Plan are discretionary. This amount represents Awards made under the Plan during 1997. Certain of these Awards are subject to stockholder approval of the Plan as explained above.

                         YOUR BOARD RECOMMENDS THAT YOU VOTE
                                        "FOR"
              APPROVAL OF THE BERGER ASSOCIATES, INC. STOCK OPTION PLAN

                                      PROPOSAL 3

                          APPROVAL OF THE FAM HOLDINGS, INC.
                         1998 LONG TERM INCENTIVE STOCK PLAN


               The Board of Directors of FAM Holdings, Inc. ("FAM"), KCSI's wholly owned subsidiary which holds KCSI's financial asset management business, has adopted the FAM Holdings, Inc. 1998 Long Term Incentive Plan (the "FAM Incentive Plan" or "Plan") in anticipation of the Spin-Off Stock Distribution in order to have an equity incentive plan for its employees, directors and consultants. The FAM Incentive Plan has been approved by the Board of Directors of FAM and by KCSI, as the sole stockholder of FAM, subject to the approval of KCSI's stockholders at the Special Meeting.

               Capitalized terms not defined in this summary have the meaning given them in Appendix C.

          REASONS FOR SEEKING STOCKHOLDER APPROVAL

               Approval of  the FAM Incentive  Plan is necessary  to permit income recognized in connection with stock options and other awards granted under the Plan to qualify as "performance based" compensation for purposes of Section 162(m) of the Internal Revenue Code ("Section 162(m)"). Under Section 162(m), FAM will not be able to claim a federal income tax deduction on compensation in excess of $1,000,000 in any year paid to its chief executive officer or any of its four other most highly-compensated executive officers, unless the compensation qualifies as "performance based" compensation. The "option spread" (the excess of the fair market value of the option shares at the time of exercise over the option exercise price) in connection with the exercise of an option (other than an incentive stock option) or a stock appreciation right is eligible to be considered as performance-based compensation for purposes of Section 162(m). Other types of awards granted under the Plan that are contingent upon attainment of performance goals also will qualify as performance-based compensation for purposes of Section 162(m).

               The Board is also submitting this proposal concerning the FAM Incentive Plan for stockholder approval in order to comply with Section 422 of the Internal Revenue Code. Stock options are eligible to be treated as incentive stock options ("ISOs") for federal income tax purposes only if they are issued pursuant to a stockholder-approved plan. See "Federal Income Tax Consequences of the FAM Incentive Plan" below.

               As explained further under "Information about the Special Meeting," approval of this proposal requires the affirmative vote of a majority of the shares of Voting Stock present at the Annual Meeting that are entitled to vote on the proposal, assuming a quorum.

          SUMMARY OF THE FAM INCENTIVE PLAN

               The principal provisions of the FAM Incentive Plan are summarized below. This summary is not a complete description of all of such Plan's provisions. A copy of the FAM Incentive Plan is attached hereto as Appendix C.

               PURPOSE. The FAM Incentive Plan is intended to allow employees, directors and consultants of FAM and its Subsidiaries to acquire or increase their ownership of FAM Common Stock, thereby strengthening their commitment to the success of FAM and stimulating their efforts on behalf of FAM, and to assist FAM in attracting new employees, directors and consultants and retaining existing ones. The FAM Incentive Plan is also intended to optimize the profitability and growth of FAM; to provide an incentive for excellence in individual performance; and to promote teamwork. The FAM Incentive Plan is also intended to treat current and former employees and directors of KCSI who hold KCSI stock options at the time of the Spinoff Distribution in a manner that is equivalent to how they would have been treated if they had exercised their KCSI options and received FAM Common Stock in connection with the Spinoff Distribution.

               ADMINISTRATION. The FAM Incentive Plan will be administered by the Board of Directors of FAM (the "FAM Board") or by a committee appointed by the FAM Board (the "FAM Plan Committee"). (References below to the "FAM Plan Committee" are references to the FAM Board, or FAM Plan Committee, as applicable.) The FAM Incentive Plan Committee has the authority to select persons to whom Awards are granted, to determine the types of Awards (including Awards granted in conjunction with other Awards) and the number of shares covered, to set the terms, conditions and provisions of such Awards and, with the consent of the Grantee in most instances, to cancel or suspend Awards. The FAM Incentive Plan Committee is authorized to construe and interpret the FAM Incentive Plan, to establish, amend and rescind any rules relating to the FAM Incentive Plan and to make all other determinations which may be necessary or advisable for the administration of the FAM Incentive Plan. Additionally, if at any time after the Spinoff Distribution the FAM Plan Committee determines that an adjustment of the FAM Incentive Plan or outstanding Awards is necessary to prevent enlargement or dilution of the intended benefits under the FAM Incentive Plan following any change affecting the shares of FAM Common Stock by reason of any stock dividend or split, recapitalization, merger, consolidation, spin-off, combination or exchange of shares or other corporate change, or any distribution to stockholders other than cash dividends, the FAM Plan Committee may make such substitution or adjustment in the aggregate number or class of shares which may be distributed under the FAM Incentive Plan and in the number, class and option price or other price of, or may make provision for a cash payment or substitution of other property for, Shares subject to the outstanding Awards granted under the FAM Incentive Plan as the FAM Plan Committee deems equitable or appropriate. No member of the FAM Plan Committee is liable for any action or determination made in connection with the FAM Incentive Plan or any Award thereunder.

               ELIGIBILITY. All directors and employees of and consultants to FAM and its subsidiaries (approximately 1,350 persons) will be eligible to receive new awards under the FAM Incentive Plan. Any other person who holds a KCSI Option is also eligible to receive KCSI Substitute Options (as defined below) in connection with the Spinoff Distribution. See also "KCSI Substitute Options" below.

               POWER TO AMEND FAM INCENTIVE PLAN. The FAM Board may amend or terminate the FAM Incentive Plan at any time without the approval of the stockholders of FAM.

               NUMBER OF SHARES. Subject to adjustment as described above, the number of shares of FAM Common Stock available under the FAM Incentive Plan for grants of Awards is 30,000,000 or approximately 13.7 percent of the shares of FAM Common Stock expected to be outstanding immediately after the Spinoff Distribution. Approximately 18,000,000 Shares (as of the Record
          Date) will be covered by KCSI Substitute Options (discussed below) leaving approximately 12,000,000 Shares for other Awards to FAM employees, directors and consultants. Shares that are not issued under an Award, or Shares (however acquired) that are used the pay the exercise price of an Award or are withheld in connection with tax obligations in connection with an Award, again become available for an Award or increase the number of Shares available for Awards. A Grantee may not receive in any calendar year total Awards (not counting KCSI Substitute Options) covering the lesser of one percent of the total Shares outstanding on a Grant Date or 2,000,000 Shares.

               KCSI SUBSTITUTE OPTIONS. In connection with the Spinoff Distribution, those persons who hold options to acquire KCSI Common Stock (the "KCSI Options") immediately prior to the Spinoff Distribution will be granted Options at the time of the Spinoff Distribution intended to preserve the economic value of their KCSI Options (the "KCSI Substitute Options"). The FAM Plan Committee is authorized under the terms of the FAM Incentive Plan to set the exercise price of KCSI Substitute Options granted at the time of the Spinoff Distribution at a level less than 100% of the Fair Market Value of FAM Common Stock at that time to the extent necessary to achieve such preservation of economic value. The exercise price of KCSI Options, assuming the amended and restated 1991 Plan is approved by stockholders, will also be adjusted to reflect the effects of the Spinoff Distribution. See Proposal 4 below.

               TYPES OF AWARDS. The FAM Incentive Plan permits the grant of any or all of the following types of awards ("Awards") to employees, directors and consultants of FAM and its Subsidiaries:
          (1) stock options, including incentive stock options ("ISOs") and options other than ISOs ("non-qualified options"); (2) stock appreciation rights ("SARs"); (3) limited stock appreciation rights (LSARs); (4) Restricted Shares; (5) Performance Units and Performance Shares; and (6) Bonus Shares.

               STOCK OPTIONS. The exercise price per share of FAM Common Stock purchasable under any Option will be determined by the FAM Plan Committee, but generally cannot be less than 100% of the Fair Market Value of a share of FAM Common Stock on the date the Option is granted. In two instances, however, the exercise price of an Option may be less than the Fair Market Value of a Share on the Grant Date. The first is in connection with the grant of
          KCSI Substitute Options as discussed above. Additionally, in connection with the grant of Acquisitions by FAM, the FAM Plan Committee may grant Options with an exercise price less than the Fair Market Value of the Shares on the Grant Date to persons who become eligible to participate in the FAM Incentive Plan of options ("Target Options") to purchase shares of stock of the Acquired Entity or its affiliates immediately prior to such Acquisition in order to preserve the economic value of such Target Options. The FAM Plan Committee shall determine the term of each Option (subject to a maximum of 10 years), and the time or times when it may be exercised. The grant and the terms of ISOs shall be restricted to the extent required for qualification as ISOs by the Internal Revenue Code. Options may be exercised following notice to FAM by payment of the exercise price (i) in cash, (ii) in certain instances, in Shares (including at the discretion of the FAM Plan Committee, Restricted Shares) with a fair market value equal to the exercise price of the Option,
          (iii) pursuant to a "cashless exercise" through a broker-dealer under an arrangement approved by FAM, or (iv) at the discretion of the FAM Plan Committee, in an interest-bearing promissory note or with a third-party loan that is guaranteed by FAM.

               STOCK APPRECIATION RIGHTS/LIMITED STOCK APPRECIATION RIGHTS. An SAR may be granted free-standing or in tandem with the grant of Options. Upon exercise of an SAR, the holder thereof is entitled to receive the excess of the fair market value of the Shares for which the SAR is exercised over the strike price of the SAR, payable in cash or, at the discretion of the FAM Plan Committee, in Shares with a Fair Market Value equal to the excess. The strike price (which, in the case of free-standing SARs, shall not be less than 100% of the fair market value of the Shares on the Grant Date) and other provisions of the SAR shall be determined by the FAM Plan Committee (except that the term of an SAR may not exceed 10 years). An LSAR is an SAR that automatically is exercised upon a Change of Control which has not been approved by the Incumbent Board.

               RESTRICTED SHARES. Restricted Shares may not be disposed of by the Grantee until certain restrictions established by the FAM Plan Committee lapse. Restricted Shares may be awarded subject to payment of consideration or without consideration other than the rendering of services or the payment of any minimum amount required by law. The Grantee shall have, with respect to Restricted Shares, all of the rights of a stockholder of FAM, including the right to vote the Shares and the right to receive any distributions, unless the FAM Plan Committee shall otherwise determine.

               PERFORMANCE AWARDS. From time to time, the FAM Plan Committee may select a period during which one or more performance criteria designated by the FAM Plan Committee are measured for the purpose of determining the extent to which a Performance Award has been earned. Performance goals may be determined by the FAM Plan Committee in its discretion and may be based on Company-wide, divisional, subsidiary, individual performance or a combination thereof.

               Performance Awards may be in the form of performance shares (valued by reference to Shares), or performance units (valued by reference to cash or property other than Shares). Performance Awards may be paid in cash, Shares, other property or a combination thereof. Grantees of Performance Awards are not required to provide consideration other than the rendering of services and any minimum exercise price required by applicable law.

               BONUS SHARES. Bonus Shares can be awarded to a Grantee without cost and without restrictions in recognition of past performance (whether determined by reference to another employee benefit plan of FAM or otherwise) or as an incentive to become an employee, director or consultant of FAM or a Subsidiary.

               CHANGE OF CONTROL. A Change of Control is deemed to occur in the event of certain acquisitions of 20% or more of the outstanding FAM Common Stock, certain mergers which result in FAM's stockholders owning less than 60% of the surviving corporation, or certain changes of more than 25% of the membership of the FAM Board. In the event of a Change of Control of FAM, Awards will automatically become fully vested or fully exercisable, as applicable.

               ELECTIVE SHARE WITHHOLDING. A Grantee may, subject to certain conditions, elect to have FAM withhold a portion of the Shares that would otherwise be issued to the Grantee under an Award to satisfy the Grantee's income tax liabilities related to the Award.


               OTHER. The FAM Incentive Plan will terminate when all shares of FAM Common Stock subject to the Plan have been acquired unless earlier terminated by the FAM Board. Awards, and any rights under an Award, may not be transferred other than by will or intestate succession or, with the consent of the FAM Plan Committee, to members of a Grantee's immediate family and related trusts, partnerships and other entities with respect to which such family members are owners or beneficiaries. The extent to which the Grantee shall receive the benefits of an Award following Termination of Affiliation will be determined in accordance with the provisions of the FAM Incentive Plan and the Award Agreement, which rights may extend beyond the date of Termination of Affiliation. The FAM Plan Committee may permit or require a Grantee to defer receipt of payment or delivery of Shares upon the exercise or vesting of an Award.

          FEDERAL INCOME TAX CONSEQUENCES OF THE FAM INCENTIVE PLAN

               The federal income tax consequences of the FAM Incentive Plan to the participants and FAM are discussed below under "Federal Income Tax Consequences of Equity Incentive Plans."



                    (Remainder of page intentionally left blank.)

          NEW FAM INCENTIVE PLAN BENEFITS

               No Awards have been made under the FAM Incentive Plan prior to the date of this Proxy Statement. Grants under the FAM Incentive Plan will be made at the discretion of the FAM Plan Committee. Such future grants have not yet been determined and are subject to stockholder approval of the FAM Incentive Plan at the Special Meeting.

               In connection with the Spinoff Distribution, however, holders of KCSI Options will be granted KCSI Substitute Options as discussed above. Assuming that two shares of FAM Common Stock are distributed in the Spinoff Distribution for every one share of KCSI Common Stock outstanding, then the following persons and groups will receive the following KCSI Substitute Options. If the number of shares of FAM Common Stock distributed in the Spinoff Distribution is increased or decreased in relation to the outstanding shares of KCSI Common Stock, then the amounts below will be accordingly adjusted.

               Name and Position               FAM Holdings, Inc.
                                         1998 Long Term Incentive Plan

                                                 Number of Awards
          -----------------------------------------------------------------

          Landon H. Rowland                                       5,538,276
          Chairman of the Board, President and Chief
          Executive Officer

          Michael R. Haverty                                      1,770,000
          Executive Vice President

          Thomas H. Bailey                                                0
          Chairman of the Board, President and Chief
          Executive Officer of Janus Capital Corporation

          Joseph D. Monello                                         660,000
          Vice President and Chief Financial Officer

          Danny R. Carpenter                                        524,962
          Vice President - Finance

          Current Executive Officers as a Group                   9,735,308

          Current Non-Employee Directors as a Group                 712,800

          All Current Optionees Other Than Executive              7,825,172
          Officers as a Group


                         YOUR BOARD RECOMMENDS THAT YOU VOTE
                                        "FOR"
                          APPROVAL OF THE FAM HOLDINGS, INC.
                         1998 LONG TERM INCENTIVE STOCK PLAN



                    (Remainder of page intentionally left blank.)

                                      PROPOSAL 4

                       APPROVAL OF KCSI'S AMENDED AND RESTATED
                     1991 STOCK OPTION AND PERFORMANCE AWARD PLAN

               The amendment and restatement of KCSI's 1991 Stock Option and Performance Award Plan (as so amended and restated, the "Amended KCSI 1991 Plan") has been approved by the Board of Directors of KCSI effective as of July 15, 1998, subject to the approval of KCSI's shareholders at the Special Meeting.

               As explained further under "Information about the Special Meeting," approval of this proposal requires the affirmative vote of a majority of the shares of Voting Stock present at the Annual Meeting that are entitled to vote on the proposal, assuming a quorum.

          REASONS FOR SEEKING STOCKHOLDER APPROVAL

               The Amended KCSI 1991 Plan is intended to replace KCSI's 1991 Amended and Restated Stock Option and Performance Award Plan (the "Existing KCSI 1991 Plan") and to combine into one plan all of KCSI's existing stock option plans (collectively, the "Existing KCSI Plans"). (In addition to the Existing KCSI 1991 Plan, the Existing KCSI Plans include KCSI's 1993 Directors' Stock Option Plan (the "1993 Plan"), 1987 Stock Option Plan (as amended September 26, 1996) (the "1987 Plan"), and 1983 Stock Option Plan (as amended September 26, 1996) (the "1983 Plan").)

               Approval of the Amended KCSI 1991 Plan is necessary to permit adjustment of KCSI stock options to reflect the expected reduction in the market value of KCSI Common Stock after the Spin-off. The aggregate "spread" (the excess of the fair market value of KCSI Common Stock over the option exercise price) is expected to be preserved by granting to each holder of a KCSI stock option a new FAM stock option (the KCSI Substitute Options discussed in Proposal 3 above) and by reducing the exercise price of the existing KCSI stock option. In addition, approval of the Amended KCSI 1991 Plan will permit persons who cease to be affiliated with KCSI as a result of the Spin-off to continue to hold their KCSI stock options which could otherwise expire after the Spin-off.

               Approval of the  KCSI 1991 Plan is also  necessary to permit income recognized in connection with stock options and other awards granted under the plan to qualify as "performance based" compensation for purposes of Section 162(m) of the Internal Revenue Code ("Section 162(m)"). Under Section 162(m), KCSI will not be able to claim a federal income tax deduction on compensation in excess of $1,000,000 in any year paid to its chief executive officer or any of its four other most highly-compensated executive officers, unless the compensation qualifies as "performance based" compensation. The "option spread" (the excess of the fair market value of the option shares at the time of exercise over the option exercise price) in connection with the exercise of an option (other than an incentive stock option) or a stock appreciation right is eligible to be considered as performance-based compensation for purposes of Section 162(m). Other types of awards granted under the Amended KCSI 1991 Plan that are contingent upon attainment of performance goals also will qualify as performance-based compensation for purposes of
          Section 162(m).

          SUMMARY OF THE AMENDED KCSI 1991 PLAN

               Except as summarized below, the principal provisions of the Amended KCSI 1991 Plan and the federal tax consequences of awards granted under the Amended KCSI 1991 Plan are identical in all significant respects to those of the FAM Incentive Plan as described above under the caption "Proposal 3 Approval of the FAM Holdings, Inc. 1998 Long Term Incentive Stock Plan" except that references to "FAM" and the "FAM Incentive Plan" should be read as references to "KCSI" and the "Amended KCSI 1991 Plan", respectively. This summary is not a complete description of all of the provisions of the Amended KCSI 1991 Plan. A copy of the Amended KCSI 1991 Plan is attached in Appendix D.

               NUMBER OF SHARES. The Amended 1991 KCSI Plan will not change the aggregate number of shares of KCSI Common Stock presently available for issuance under the Existing KCSI Plans. Subject to adjustment as described below, the aggregate number of shares of KCSI Common Stock authorized for issuance under the Amended KCSI 1991 Plan is (i) 25,200,000 (which is the number of shares authorized for issuance under the Existing KCSI 1991 Plan) and (ii) the total number of shares subject to Awards granted under the 1993 Plan, 1987 Plan and 1983 Plan that are outstanding as of July 15, 1998. As of the Record Date, 9,136,640 shares of KCSI Common Stock were subject to outstanding awards under the Existing KCSI Plans and 9,989,503 shares of KCSI Common Stock remained available for future awards under the Existing KCSI Plans. Shares that are not issued under an Award, or Shares (however acquired) that are used to pay the exercise price of an Award or are withheld in connection with tax obligations in connection with an Award, again become available or increase the number of Shares available for Awards. No person may receive under the Amended KCSI 1991 Plan in any calendar year total awards covering the greater of: (i) 1% of the total shares of KCSI Common Stock outstanding when the Award is granted; or (ii) 1,300,000 Shares; provided, however, that in no case may awards be granted to any one person in any calendar year for more than 2,000,000 shares of KCSI Common Stock.

               ELIGIBILITY. All employees and consultants of KCSI and its Subsidiaries (approximately 3,500 persons), as well as all directors of KCSI, will be eligible to be participate in the Amended 1991 KCSI Plan.

          KCSI 1991 PLAN BENEFITS

               As of the Record Date stock options have been granted under the Existing KCSI 1991 Plan to the following persons and groups as follows since the inception of the Plan: Landon H. Rowland (2,409,138 shares), Michael R. Haverty (885,000 shares), Thomas
          H. Bailey (none), Joseph D. Monello (383,712 shares, Danny R. Carpenter (262,481 shares), all current executive officers as a group (4,487,366 shares), all current non-employee directors as a group (273,000 shares), and all current employees (other than executive officers) as a group (4,264,107 shares). No person has received 5% or more of the options granted to date and no associate of any director or executive officer of KCSI holds any options. Future awards under the Amended KCSI 1991 Plan will be made at the discretion of the KCSI Compensation Committee.

                         YOUR BOARD RECOMMENDS THAT YOU VOTE
                                        "FOR"
                 APPROVAL OF THE AMENDMENT AND RESTATEMENT OF KCSI'S
                     1991 STOCK OPTION AND PERFORMANCE AWARD PLAN




                     (Remainder of page intentionally left blank.)

              FEDERAL INCOME TAX CONSEQUENCES OF EQUITY INCENTIVE PLANS

               The following discussion relates to Proposals 2, 3 and 4. References to Berger, FAM or KCSI relate to tax consequences arising under the Berger Plan, the FAM Incentive Plan or the Amended KCSI 1991 Plan, respectively (any of which, a "Plan").

               KCSI understands that the federal income tax consequence generally applicable to Awards under the Berger Plan, the FAM Incentive Plan and the Amended KCSI 1991 Plan are as described below. The following discussion is based on the federal income tax laws in effect as of the date of this Proxy Statement and could be affected by future changes in the tax law. The summary is not intended to constitute tax advice and does not address,
          among   other  things,  possible  state,  local  or  foreign  tax
          consequences.

               A Grantee who is granted a non-qualified stock option under a Plan generally will not recognize taxable income at the time the option is granted. Upon exercise of the option, the Grantee generally will be taxed at ordinary income tax rates on an amount equal to the difference between the fair market value of the KCSI Common Stock or the FAM Common Stock, as applicable, on the date of exercise and the option exercise price.

               The company that granted a non-qualified stock option will receive a deduction with respect to the exercise of the option in the taxable year within which the Grantee recognizes the corresponding taxable income, subject to such company's compliance with tax reporting requirements, and the reasonableness of the total compensation paid to the Grantee in such taxable year. Upon subsequent disposition of the option shares, the Grantee will realize long-term or short-term capital gain or loss depending on the applicable holding period, provided the Grantee holds the shares as a capital asset. A capital gain or loss is long-term if the Grantee holds the stock for more than one year (more than 18 months to obtain the current lowest capital gains rate) and short-term if the Grantee holds the stock for one year or less.

               If a Grantee exercises a non-qualified option with cash, the Grantee's basis in the option shares received upon exercise will equal the option price plus the amount of ordinary income recognized by the Grantee on such exercise. If a Grantee exercises a non-qualified option with shares of common stock, the Grantee (under current interpretations of the Internal Revenue Service ("IRS")) will not recognize gain or loss with respect to the disposition of the shares transferred in payment of the option price. The Grantee will have a carryover basis in a number of shares received upon exercise equal to the number of shares surrendered; the Grantee's basis in any additional shares received will be equal to the amount of income the Grantee recognizes upon exercise of the option.

               A Grantee who is granted an incentive stock option under the Plan will not recognize taxable income at the time the option is granted or at the time the option is exercised. The Grantee's basis in the shares acquired for cash upon exercise of an incentive stock option will be equal to the option price. However, the exercise of an incentive stock option will be an adjustment item for purposes of the alternative minimum tax.

               If a Grantee disposes of shares acquired pursuant to the exercise of an incentive stock option prior to meeting the required holding period (two years from the date of grant or one year from the date the shares were transferred to the Grantee), the difference between the fair market value of the shares at the time of exercise (or the amount realized on disposition, if lower) and the option price will be taxable to the Grantee as ordinary income, and will be deductible by the company that issued the stock option, subject to the general conditions noted above. The balance of any gain, or any loss on such disposition, will be treated as capital gain or loss, provided the Grantee holds the option shares as a capital asset. If a Grantee disposes of the option shares after the required incentive stock option holding period, the Grantee would realize capital gain or loss (provided the Grantee holds the shares as a capital asset), and company that issued tghe option would not be entitled to any income tax deduction. A capital gain or loss is long-term if the Grantee holds the stock for more than one year (more than 18 months to obtain the current lowest capital gains rate) and short-term if the Grantee holds the stock for one year or less.

               Under current rulings of the IRS, if a Grantee exercises an incentive stock option with stock, the Grantee will not recognize gain or loss with respect to the shares of stock surrendered in payment of the option price (unless the surrendered shares were received under an incentive or other statutory stock option and surrendered before expiration of the statutory holding period, in which event a disqualifying disposition will have occurred). The Grantee will have a carryover basis in a number of shares received upon exercise equal to the number of shares surrendered. The Grantee's basis in any additional shares of stock received will be zero.

               The grant of an SAR will create no tax consequences for a grantee or FAM or KCSI. Upon exercising an SAR, the Grantee must recognize ordinary income equal to the difference between the strike price and the fair market value of shares of common stock on the date of the exercise; FAM or KCSI will be entitled to a deduction for the same amount.

               With respect to other Awards granted under the FAM Incentive Plan or the Amended KCSI 1991 Plan that are settled either in cash or in stock or other property that is either transferable or not subject to substantial risk of forfeiture, the participant must recognize ordinary income equal to the cash or the fair market value of shares or other property received and FAM or KCSI will be entitled to a deduction for the same amount. With respect to Awards that are settled in stock or other property that is restricted as to transferability and subject to substantial risk of forfeiture, the participant must recognize ordinary income equal to the fair market value of the shares or other property received at the first time the shares or other property become transferable or not subject to substantial risk of forfeiture, whichever occurs earlier (or, if earlier, upon the Grantee making an election under Section 83(b) of the Internal Revenue Code), and FAM or KCSI will be entitled to a deduction for the same amount, subject to possible limitation under Section 162(m).



                    (Remainder of page intentionally left blank.)

                               MANAGEMENT COMPENSATION

          Note regarding Spin-off

               The following disclosures relate to KCSI for fiscal year ended December 31, 1997. Although FAM Holdings, Inc. was organized during 1997, to date, the board of directors of FAM has not appointed any executive officers and FAM has not taken any actions with regard to compensation matters. No information concerning compensation matters related to FAM, therefore, is available. Additionally, the Board anticipates revising the agreements of the executive officers of KCSI following the Spin-off. However, no action has been taken as of the date of this proxy statement.

          COMPENSATION  AND  ORGANIZATION  COMMITTEE  REPORT  ON  EXECUTIVE
          COMPENSATION

          INTRODUCTION

               The Board of Directors believes that increasing the value of KCSI to its stockholders is its most important objective. In support of this objective, the Board charges the Compensation and Organization Committee (the "Committee") with the responsibility of designing compensation packages for KCSI's executives that provide substantial incentives to increase stockholder value while enabling KCSI to attract and retain exceptionally qualified executives. So that this responsibility may be impartially administered, the Board requires that the Committee consist of directors who are not officers or employees of KCSI and who are not eligible to participate in any discretionary part of the compensation plans administered by the Committee. The Board emphasizes its overall objective by also relating the outside directors' compensation to stockholder value. To assist the Committee with its responsibilities, the Committee utilizes the expertise of independent compensation consultants.

               The  Committee  seeks   to  align  the  interests   of  KCSI
          executives with the Board's overall objective through a compensation strategy that emphasizes long-term stock ownership and closely links executive compensation with changes in stockholders' value. In designing those compensation packages, the Committee believes KCSI's compensation packages should provide executives with market competitive base salaries and the opportunity to earn additional compensation if stockholders experience long-term increases in the value of their stock. The Committee also believes that KCSI's executives should maintain a significant equity interest in KCSI, but that KCSI should provide such interest only after KCSI's stockholders have first experienced an increase in the value of their investment.

               Over the past several years, the Committee has been implementing this strategy by restructuring the compensation packages of KCSI's top executives (except Janus and Berger) as follows.

               Freezing base salaries for three to five years.

               Eliminating participation in any annual cash incentive program.

               Providing stock-based incentives through awards of:

                 "Performance" stock options that require, for the recipient to receive any benefits, sustained price increases in KCSI's common stock or for the executives to remain with KCSI for an extended period of time; and

                 Restricted stock, which is earned only if the executive remains employed by KCSI for a prescribed period (use of this type of grant has been limited to a select few executives).

               Emphasizing long-term stock ownership through:

                  An agreement with the Chief Executive Officer that a majority of the net after-tax value of any stock-based awards (less any shares used to pay any exercise price) will be maintained in the form of KCSI stock while the executive remains employed by KCSI; and

                 The Committee's consideration of the retention of past KCSI stock-based awards in determining the levels of future stock -based grants.

               In 1992, the Committee began implementing its compensation strategy by restructuring the compensation packages of three senior executives, including Mr. Rowland, and certain other executives. Base salaries for these three executives were frozen for five years, participation in the annual incentive program was eliminated and awards of performance stock options and restricted stock were made.

               The Committee further implemented its compensation strategy, effective January 1, 1996, by entering into compensation packages modeled after the 1992 compensation packages with the twenty-eight most senior executives of KCSI and KCSR. This group includes all executive officers (other than Messrs. Rowland and Bailey) identified as important to the long-term success of KCSI. Base salaries were frozen for three years, participation in the annual incentive program was eliminated and performance stock options were awarded. The result is that a significant portion of these compensation packages is based upon at-risk components. The next section of this report details the compensation program for these executives. No changes were made to this strategy in 1997.

          COMPENSATION PACKAGE COMPONENTS

               BASE SALARY. The Committee determines the level of base salaries for all of the executives for whom the Committee has responsibility based on competitive market practices as indicated in surveys utilized by the Committee, individual contribution and performance, level of responsibility, and experience. The Committee did not give any specific weighing to any of these factors and did not consider KCSI's corporate performance in setting base salary levels.

               The Committee targeted the 75th percentile of the observed competitive market practice in setting base salary levels for the executives whose compensation packages were restructured at the end of 1995, but adjusted the salaries in light of the factors mentioned above. The Committee chose such levels based on the fact that for three years base salaries for these executives would be frozen, such executives would not participate in any cash-based annual incentive plans and such executives had a higher risk (because of the use of the stock-based incentives) of not being compensated than they would if they had participated in the annual incentive program.

               The compensation surveys used to determine competitive market pay range focused on industrial companies, including both transportation and non-transportation companies, having the same level of revenues as KCSI and excluded companies in dissimilar industries and financial services. Financial services businesses were excluded because the executives were primarily responsible for the other businesses of KCSI. These compensation surveys include some of the companies comprising the Dow Jones
          Transportation Average (the peer group used in the stock performance graph below), as well as other companies in other industries. The Committee believes using a broader sample of companies better represents the market for executives than a more narrow sample of transportation companies. Pay data from these surveys are adjusted through regression analysis to estimate compensation levels at companies similar in size to KCSI.

               STOCK COMPENSATION. The key component of the Committee's strategy is to make stock-based incentives a significant portion of the executives' total compensation package, primarily through performance stock options (grants of restricted stock were made to a limited number of KCSI's senior executives in 1992 and 1993 and have not been awarded since). By using primarily performance stock options, the Committee seeks to ensure that the executives will be compensated only after KCSI's stockholders have experienced a sustained increase in their investment and that any such compensation is linked directly to such increases in KCSI's stock price or if the executive remains with KCSI for an extended period.

               To determine  how many options  to grant in  connection with the 1995 restructured compensation packages, the Committee first considered each individual's targeted total compensation over the three-year period of the employment agreement, absent the restructuring, using the compensation surveys mentioned above and estimated potential earnings under KCSI's annual incentive compensation plan. Targeted total incentive compensation was approximately the total of the 75th percentile of the range of potential short-term incentives foregone plus median long-term incentive compensation shown in the observed market practices. These amounts were then adjusted by the Committee to take into account the individual's contribution and performance, level of responsibility, experience and the extent to which previously awarded stock incentives have been retained in the form of KCSI stock. The Committee did not give any specific weighing to any of these factors and did not consider KCSI's corporate performance in determining total target compensation levels. An option valuation model was utilized to calculate the risk-adjusted value of each performance stock option to determine the number of options to be awarded. Each executive's total option grant value is intended to cover the entire period of the compensation package and to approximate the value of a competitive median long-term incentive opportunity plus the value of the foregone annual cash incentive opportunity.

               In addition, the Committee structured these options so that there had to be substantial appreciation in the market price of KCSI Common Stock in order for total compensation of the executives to equal or exceed the estimated amount of total compensation that they would have received under the prior compensation structure. The performance stock options were structured to reward the executives when KCSI's market value reached certain predetermined levels and remained at or above those levels for thirty consecutive trading days or if the executive remained employed with KCSI over a prescribed period. Each of these predetermined levels was established by assuming appreciation in the market price for KCSI Common Stock from the date of grant at a rate that was slightly above the average historical return of the S&P 500 (see the footnotes to the Performance Graph below). By structuring the option awards this way, the executives would not be rewarded unless the stockholders of KCSI first received an above average market return.

               The  compensation committee  of the  Board  of Directors  of
          Janus Capital Corporation ("Janus"), with the aid of an independent compensation consultant, set Mr. Bailey's base salary and recommended incentive compensation for 1997. KCSI's Compensation and Organization Committee approved the incentive compensation.

          COMPENSATION OF THE CHIEF EXECUTIVE OFFICER

               Mr. Rowland's compensation package originally was restructured in 1992 to link a significant portion of his total compensation to changes in stockholder value. Mr. Rowland's base salary was not adjusted since it was established in 1992 until the Company entered into a new employment agreement with him effective in January 1997.

               Under Mr. Rowland's 1997 employment agreement, he receives a fixed annual base salary of $750,000, which may not be increased prior to January 1, 2000. In addition, Mr. Rowland is not entitled to participate in any KCSI annual incentive compensation plans for the years 1997, 1998 and 1999, but continues to participate in other benefit plans or programs of KCSI generally available to executive employees.

               This compensation package is based upon the same compensation strategy, and utilizes compensation surveys of the same types of companies, used by the Committee for the other twenty-eight executives of KCSI and KCSR discussed above. The Committee set Mr. Rowland's new base salary in the upper quartile of the observed base salary ranges indicated in the surveys utilized. The Committee set his salary at that level in part because he already has a significant level of equity interest in KCSI, which based upon the surveys utilized is greater than a vast majority of Mr. Rowland's peers. The Committee also considered Mr. Rowland's agreement in his new employment agreement that if his employment with KCSI is terminated, he would not be involved with any business that competes with KCSI or any of its subsidiaries. The Committee did not give special weight to any of the factors considered and did not consider the financial performance of KCSI or its subsidiaries.

               Additionally, although Mr. Rowland has a significant level of equity interest in KCSI, and as a result the Committee has achieved its original stock ownership goals for Mr. Rowland, the Committee wants to continue to increase his equity interest in KCSI consistent with the Committee's compensation strategy. Mr. Rowland was, therefore, also granted 459,000 performance stock options in connection with this new compensation package. The number of such options and their structure (except as indicated below) was determined using the same methods used for the twenty-eight other executives of KCSI and KCSR discussed above. The Committee varied the structure of Mr. Rowland's performance options, however, by setting the target stock prices (at which point a portion of the options become exercisable) using an assumed percentage rate of increase in the market price of KCSI Common Stock that was higher than the rate used to calculate the target prices for the performance options granted to the other twenty-eight executives of KCSI and KCSR. The target stock prices established in the stock option grants for Mr. Rowland and the twenty-eight executives have been met. The grant is intended to cover the three-year period during which Mr. Rowland does not participate in any KCSI annual incentive compensation plan and is designed to result in total compensation between the median and 75th percentile of the range of total compensation indicated in the surveys.

               Consistent with the Committee's overall goal of maintaining Mr. Rowland's equity interest in KCSI, Mr. Rowland has also agreed in his 1997 employment agreement that while he is employed by KCSI he or members of his immediate family will retain ownership of at least a majority of the shares of the restricted stock awarded in connection with his 1992 employment agreement and shares of stock acquired upon exercise of stock options granted in connection with both his 1992 and 1997 employment agreements (other than shares transferred to KCSI to pay the exercise price of stock options or used to satisfy withholding tax requirements in connection with such awards).

          DEDUCTIBILITY OF COMPENSATION

               Section 162(m) of the Internal Revenue Code limits the deduction for federal income tax purposes of compensation in excess of $1 million paid by publicly held corporations to any of the executive officers listed in the summary compensation table unless it is "performance-based" or arises from a plan or agreement in effect on or prior to February 17, 1993 that has not been materially modified.

               The Committee intends to qualify all compensation expense as deductible for federal income tax purposes. The compensation packages of the named officers (other than Mr. Bailey) were comprised of base salary and stock compensation, and the highest total base salary is within the $1 million limit. The stock compensation awarded to those officers and Mr. Bailey's incentive compensation package has the potential to result in total compensation in excess of the $1 million limit of Section 162(m). KCSI believes it is and has taken all steps necessary, including requesting or obtaining stockholder approval, so that any compensation expense that KCSI may incur as a result of awards under its stock option and incentive compensation plans qualify as performance-based compensation for purposes of Section 162(m) so that any portion of this component of the executive compensation packages will be deductible for federal income tax purposes.

          The Compensation and Organization Committee.

               A. Edward Allinson
               James E. Barnes, Chairman
               Morton I. Sosland


                     (Remainder of page intentionally left blank)

          STOCK PERFORMANCE GRAPH

               The following graph shows the changes in value over the five years ending December 31, 1997 of an assumed investment of $100 in: (i) KCSI's Common Stock; (ii) the stocks that comprise the Dow Jones Transportation Average Index(1); and (iii) the stocks that comprise the S&P 500 Index(2). The table following the graph shows the value of those investments as of December 31 of each of the years indicated. The value for the assumed investments depicted on the graph and in the table has been calculated assuming that cash dividends are reinvested at the end of each quarter during the fiscal year paid.


                        KANSAS CITY SOUTHERN INDUSTRIES, INC.
                             RELATIVE MARKET PERFORMANCE
                                TOTAL RETURN 1993-1997

                                   [TO BE INSERTED]


          Year Ended
          December 31,   1992   1993     1994     1995     1996    1997
          -----------------------------------------------------------------
          KCSI Total    $100   $211.93  $128.07  $191.19  $189.70 $404.17
          Return

          Dow Jones     $100  $122.98  $103.48  $143.65  $164.98  $244.28
          Transportation
          Average Total
          Return

          S&P 500 Index $100  $110.08  $111.53  $153.45  $188.68   $251.64
          Total Return

          ------------------------

          (1) The Dow Jones Transportation Average is an index prepared by Dow Jones & Co., Inc., an independent company.

          (2) The S&P 500 is an index prepared by Standard and Poor's Corporation, an independent company. The S&P 500 Index reflects the change in weighted average market value for 500 companies whose shares are traded on the New York Stock Exchange, American Stock Exchange and in the over-the-counter market. Information concerning Standard and Poor's Corporation and the S&P 500 Index is available on the Internet at www.stockinfo.standardpoor.com.

          SUMMARY COMPENSATION TABLE

               The Summary Compensation Table shows certain information concerning the compensation earned by the Chief Executive Officer of KCSI and certain of the most highly compensated executive officers for 1997 (based upon the total salary and bonus for 1997).

                                                                                     Long
                                                                                     Term
                                                 Annual Compensation            Compensation
                                                                                    Awards

         Name                                                                    Securities
         and                                                     Other Annual    Underlying      All Other
       Principal                                                 Compensation    Options/SARs  Compensation
        Position         Year       Salary($)     Bonus <F1>($)       ($)           (#)            ($)
     ----------------------------------------------------------------------------------------------------



     Landon H. Rowland   1997       750,000       ---            57,900<F2>      ---           $114,801
     Chairman of the     1996       500,004       ---            52,252          459,00          88,816
     Board, President    1995       500,004       ---            ---             ---            187,702
     and Chief Executive
     Officer

     Michael R. Haverty  1997       500,004       ---            ---             ---           $ 87,500<F3>
     Executive Vice      1996       500,004       ---            ---             135,000         66,191
     President           1995<F3>   310,486       ---            ---             750,000        104,134

     Thomas H. Bailey    1997       900,000       675,000        ---             ---           $ 75,667<F4>
     Chairman of the     1996       585,000       400,000        ---             ---             74,747
     Board, President    1995       590,000       ---            ---             ---             69,244
     and Chief Executive
     Officer of Janus
     Capital Corporation
     Corporation

     Joseph D. Monello   1997       250,008       ---            ---             ---           $ 62,640<F5>
     Vice President and  1996       250,008       ---            ---             ---             63,637
     Chief Financial     1995       198,900       198,900        ---             315,000         31,282
     Officer

     Danny R. Carpenter  1997       190,008       ---            ---             ---           $ 43,751<F6>
     Vice President -    1996       190,008       ---            ---             ---             48,697
     Finance             1995       154,500       154,500        ---             204,000         32,272
     ----------------------------------------------------------------------------------------------------

          ----------------------

          <F1> The bonus for Messrs. Monello and Carpenter represented  cash awards under KCSI's incentive compensation program and the bonus for Mr. Bailey for 1997 was under a performance based incentive compensation plan approved by stockholders in 1997.

          <F2> Other  Annual Compensation for  Mr. Rowland includes premiums
               on disability insurance policy of $53,877.   All  other
               compensation for Mr. Rowland for 1997 is comprised of: (i) contributions to his account under the KCSI ESOP of $6,400;
               (ii) interest on deferred director's fees of $1,678;  (iii)
               an estimated contribution to his account under KCSI's
               401(k) plan of $4,800; (iv) an estimated contribution to
               his account under KCSI's profit sharing plan of $4,800; and
               (v) an amount estimated to be credited to his account under the KCSI Executive Plan of $71,500 and (vi) premiums on
               group term life insurance of $25,623.   As of December 31,
               1997, Mr. Rowland held no shares of restricted stock.

          <F3> Mr. Haverty has been  employed by KCSI since May 1995.   All
               other compensation for Mr. Haverty for 1997 is comprised of: (i) a contribution to his account under the KCSI ESOP of $6,400; (ii) an estimated contribution to his account under KCSI's 401(k) plan of $4,800; and (iii) an estimated contribution to his account under KCSI's profit sharing plan of $4,800; and (iv) an amount estimated to be credited to his account under the KCSI Executive Plan of $71,500. As of December 31, 1997, Mr. Haverty held no shares of restricted stock.

          <F4> All other  compensation for Mr. Bailey for 1997 is comprised of: (i) directors' fees in the amount of $5,000 and $54,667, paid to Mr. Bailey in his capacity as director of Janus Capital Corporation and Janus Investment Fund and the Janus Aspen Series, respectively; and (ii) a contribution to his account under the KCSI ESOP of $6,400; (iii) an estimated contribution to his account under KCSI's 401(k) plan of $4,800; and (iv) an estimated contribution to his account under Janus' profit sharing plan of $4,800. As of December 31, 1997, Mr. Bailey held no shares of restricted stock.

          <F5> All  other  compensation  for   Mr.  Monello  for  1997   is
               comprised of: (i) a contribution to his account under the KCSI ESOP of $6,400; (ii) an estimated contribution to his account under KCSI's 401(k) plan of $4,800; (iii) an estimated contribution to his account under KCSI's profit sharing plan of $4,800; and (iv) an amount estimated to be credited to his account under the KCSI Executive Plan of $27,751. As of December 31, 1997, Mr. Monello held no shares of restricted stock.

          <F6> All  other  compensation  for  Mr.  Carpenter  for  1997  is comprised of: (i) a contribution to his account under the KCSI ESOP of $6,400; (ii) an estimated contribution to his account under KCSI's 401(k) plan of $4,800; (iii) an estimated contribution to his account under KCSI's profit sharing plan of $4,800; and (iv) an amount estimated to be credited to his account under the KCSI Executive Plan of $17,251. As of December 31, 1997, Mr. Carpenter held 3,000 shares of restricted stock, which had a market value at that time of $93,186.


          1997 AGGREGATED OPTION EXERCISES AND YEAR-END OPTION VALUES

               The following table sets forth information with respect to the aggregate option exercises during 1997 by the named Executive Officers and the number and value of options held by such officers as of December 31, 1997 (the last trading day of the year).


          (a)        (b)         (c)           (d)             (e)

                                             Number of
                                             Securities     Value of
                                             Underlying     Unexercised
                                             Unexercised    In-the-Money
                                             Options/SARs   Options/SARs
                     Shares                  at FY-End      at FY-End
                    Acquired                   (#)            ($)
                       on        Value
                    Exercise  Realized<F1>   Exercisable/   Exercisable/
          Name         (#)        ($)        Unexercisable  Unexercisable<F1>
     --------------------------------------------------------------------------


     Landon H.        -0-     N/A            2,763,000/-0-  67,935,811/-0-
     Rowland

     Michael R.       -0-     N/A            885,000/-0-    14,815,655/-0-
     Haverty

     Thomas H.        -0-     N/A            -0-/-0-        N/A
     Bailey

     Joseph D.      42,000    1,131,593      471,000/-0-    8,493,447/-0-
     Monello

     Danny R.         -0-     N/A            261,000/-0-    4,201,819/-0-
     Carpenter

          ------------------

          <F1> The dollar  value in  columns (c) and  (e) is  calculated by determining the difference between the fair market value of the securities underlying the options and the exercise price of the options on the date of exercise or December 31, 1997 (the last trading day of 1997), respectively, times the number of options exercised or held at year end.

          EMPLOYMENT AGREEMENTS AND TERMINATION OF EMPLOYMENT AND CHANGE IN CONTROL ARRANGEMENTS WITH NAMED EXECUTIVE OFFICERS

          EMPLOYMENT AGREEMENTS WITH THE NAMED EXECUTIVE OFFICERS

               MR. ROWLAND. KCSI entered into an Amended and Restated Employment Agreement with Mr. Rowland effective September 18, 1997, which provides for Mr. Rowland's continued employment as President and Chief Executive Officer of KCSI.

               The Employment Agreement provides that Mr. Rowland is to serve at the pleasure of KCSI's Board of Directors and does not contain a fixed term of employment. Pursuant to the Employment Agreement, Mr. Rowland receives a fixed annual base salary of $750,000, which is not to be increased prior to January 1, 2000 and is not to be reduced except by mutual agreement of KCSI and Mr. Rowland or except as part of a general salary reduction program applicable to all officers of KCSI. Mr. Rowland is not entitled to participate in any KCSI incentive compensation plan for the years 1997, 1998 and 1999, but continues to participate in other benefit plans or programs of KCSI generally available to executive employees and is provided with certain disability insurance coverage and life insurance payable to beneficiaries designated by him. Under the Employment Agreement the value of

          Mr. Rowland's annual compensation is fixed at $875,000 for purposes of cash compensation based benefit plans.

               The Employment Agreement provides for twenty-four (24) months of severance pay at an annual rate equal to Mr. Rowland's base salary and for certain health and life insurance benefits in the event of the termination of his employment without cause, other than in connection with a change in control of KCSI (as defined in the Employment Agreement), unless such benefits are provided by another employer. In the year in which termination occurs, Mr. Rowland shall remain eligible to receive benefits under the KCSI Incentive Compensation Plan, if any, and the KCSI Executive Plan. After termination, Mr. Rowland shall not be entitled to accrue or receive any benefits under any other employee benefit plan, except he will be entitled to participate in the KCSI Profit Sharing Plan, the KCSI Employee Stock Ownership Plan and the KCSI 401(k) Plan in the year of termination if he meets the requirements for participation in such termination year.

               As part of the Employment Agreement, Mr. Rowland has agreed not to use or disclose any KCSI trade secret (as defined in the Employment Agreement) after any termination of his employment and not to engage in, or manage, a business in competition with any business conducted by KCSI or its subsidiaries, in any country or jurisdiction in which KCSI or any of its subsidiaries conduct business, for a period of three years following Mr. Rowland's resignation or termination of his employment for cause or due to his disability.

               During the period of his employment under the Employment Agreement, Mr. Rowland has agreed to retain ownership in himself or members of his immediate family of at least a majority of the number of shares of (i) KCSI Common Stock ("Restricted Stock") awarded to Mr. Rowland in connection with his previous employment agreement dated January 1, 1992 and (ii) shares of KCSI stock acquired upon exercise of stock options granted on or after December 12, 1991 (other than shares transferred to KCSI to pay the purchase price upon the exercise of stock options or used to satisfy tax withholding requirements).

               If there is a change in control of KCSI during the term of the Employment Agreement, Mr. Rowland's employment, executive capacity, salary and benefits would be continued for a three-year period at levels in effect on the control change date (as defined in the Employment Agreement) at a rate not less than twelve times the highest monthly base salary paid or payable to him in the twelve months prior to any change in control. During such three-year period, Mr. Rowland would also be eligible to participate in all benefit plans made generally available to executives of his level or to the employees of KCSI generally, would be eligible to participate in any KCSI incentive compensation plan, and would be entitled to immediately exercise all outstanding stock options and receive a lump-sum cash payment equal to the fair market value of all non-vested options. If the amounts payable during this three-year period are discretionary, the benefits continued shall not be less than the average annual amount for the three years prior to the change in control and incentive compensation shall not be less than 75% of the maximum amount which could have been paid to Mr. Rowland under the terms of the incentive compensation plan. With respect to unfunded employer obligations under the benefit plans, Mr. Rowland would be entitled to a discounted cash payment of amounts to which he is entitled. Mr. Rowland's employment may be terminated after the control change date, but where it is other than "for cause" (as defined in the Employment Agreement) he would be entitled to payment of his base salary through termination plus a discounted cash severance payment equal to 175% of three times his annual base salary and continuation or payment of benefits for a three-year period at levels in effect on the control change date. Mr. Rowland is also permitted to resign employment after a change in control upon "good reason" (as defined in the Employment Agreement) and advance written notice, and to receive the same payments and benefits as if his employment had been terminated by KCSI. Mr. Rowland's Employment Agreement also provides for payments to him necessary to relieve him of certain adverse federal income tax consequences if amounts received under the Agreement involve "parachute payments" under Section 4999 of the Internal Revenue Code. In addition, upon a change in control of KCSI, funds are to be placed in trust to secure the obligations to pay any legal expenses of Mr. Rowland in connection with disputes arising with respect to the Employment Agreement.

               MESSRS. CARPENTER, HAVERTY AND MONELLO. KCSI has entered into Amended and Restated Employment Agreements with Messrs. Carpenter and Monello effective September 18, 1997. In addition, KCSI and KCSR have entered into an Amended and Restated Employment Agreement with Mr. Haverty also effective September 18, 1997. These Employment Agreements provide, respectively, for Mr. Carpenter's continued employment as Vice-President-Finance, Mr. Haverty's continued employment as President and Chief Executive Officer of KCSR and Mr. Monello's continued employment as Vice President & Chief Financial Officer of KCSI. KCSI also agreed to continue to cause Mr. Haverty to be elected and retained as Executive Vice President of KCSI and Director of KCSR and to use its best efforts to enable Mr. Haverty to continue to be elected as a director of KCSI. The Employment Agreements are subject to termination under certain circumstances.

               Pursuant to his Employment Agreement, Mr. Haverty is to receive a base salary of $500,000 per year that shall not be increased prior to January 1, 1999 and shall not be reduced except as agreed to by the parties or as part of a general salary reduction by KCSR applicable to all officers of KCSR. During 1996, 1997 and 1998, Mr. Haverty is not entitled to participate in any KCSI or KCSR incentive compensation plans, but is eligible to participate in other benefit plans or programs generally available to executive employees of KCSR. The Employment Agreement provides that the value of Mr. Haverty's annual compensation is fixed at $875,000 for purposes of cash compensation based benefit plans.

               Pursuant to their Employment Agreements, Messrs. Carpenter and Monello receive as compensation for their services an annual base salary at the rate in effect on January 1, 1996. Such salary shall not be increased prior to January 1, 1999 and shall not be reduced except as agreed to by the parties or as part of a general salary reduction by KCSI applicable to all officers of KCSI. Under the Employment Agreements, neither Mr. Carpenter nor Mr. Monello is entitled to participate in any KCSI or KCSR incentive compensation plan during 1996, 1997 or 1998, but is eligible to participate in other benefit plans or programs generally available to executive employees of KCSI. The
          Employment Agreements provide that the value of Messrs. Carpenter's and Monello's annual compensation is fixed at 175% of their annual base salaries for purposes of cash compensation benefit plans.

               In the event of termination without cause by KCSI, Messrs. Carpenter, Haverty and Monello would be entitled to twelve months of severance pay at an annual rate equal to their base salary and for reimbursement for the costs of continuing or obtaining comparable health and life insurance benefits unless such benefits are provided by another employer. In the year in which termination occurs, Messrs. Carpenter, Haverty and Monello shall remain eligible to receive benefits under the KCSI Incentive Compensation Plan, if any, and the KCSI Executive Plan. After termination, the officers shall not be entitled to accrue or receive benefits under any other employee benefit plan, except the officers will be entitled to participate in the KCSI Profit Sharing Plan, The KCSI Employee Stock Ownership Plan and the KCSI 401(k) Plan in the year of termination if such officer meets the requirements for participation in such termination year.

               As part of the Employment Agreement, Messrs. Carpenter, Haverty and Monello have agreed not to use or disclose any KCSI trade secret (as defined in the Employment Agreements) after any termination of their employment and shall, immediately upon termination of employment return to KCSI or its subsidiaries or affiliates any trade secrets in their possession which exist in tangible form.

               If there is a change in control of KCSI (as defined in the Employment Agreements) during the term of the Employment Agreements, the officers' employment, executive capacity, salary and benefits would be continued for a three-year period at levels in effect on the control change date (as that term is defined in the Employment Agreements). During the three-year period, salary is to be paid at a rate not less than twelve times the highest monthly base salary paid or payable to the officers by KCSI in the twelve months immediately prior to any change in control. During the three-year period, the officers also would be eligible to participate in all benefit plans made generally available to executives of their level or to the employees of KCSI generally, would be eligible to participate in any KCSI incentive compensation plan and would be entitled to immediately exercise all outstanding stock options and receive a lump-sum cash payment equal to the fair market value of all non-vested options. If the amounts payable during this three-year period are discretionary, the benefits continued shall not be less than the average annual amount for the three years prior to the change in control and incentive compensation shall not be less than 75% of the maximum amount which could have been paid to the officers under the terms of the incentive compensation plan. With respect to unfunded employer obligations under benefit plans, the officers would be entitled to a discounted cash payment of amounts to which they are entitled. The officers' employment may be terminated after the control change date, but where it is other than "for cause" (as defined in the Employment Agreements) they would be entitled to payment of their base salary through termination plus a discounted cash severance payment equal to 175% of three times their annual base salaries and continuation or payment of benefits for a three-year period at levels in effect on the control change date. The officers are also permitted to resign employment after a change in control upon "good reason" (as that term is defined in the Employment Agreements) and advance written notice, and to receive the same payments and benefits as if their employment had been terminated. The Employment Agreements also provide for payments to such officers necessary to relieve them of certain adverse federal income tax consequences if amounts received under the Agreements involve "parachute payments" under
          Section 4999 of the Internal Revenue Code. In addition, upon a change in control of KCSI, funds are to be placed in trust to secure the obligations to pay any legal expense of the officers in connection with disputes arising with respect to the Employment Agreements.

               MR. BAILEY. Mr. Bailey has the right under an agreement to require KCSI to purchase his shares of stock of Janus Capital Corporation at a price equal to fifteen times the defined after-tax earnings per share of Janus Capital Corporation for the year ended December 31, 1987, or if greater, the year ended immediately prior to the date of his notice. Under that agreement, Mr. Bailey is also entitled upon a termination of his employment within one year of a defined change of ownership of KCSI to receive a payment equal to his prior year's current and deferred compensation.

          INDEMNIFICATION AGREEMENTS

               In 1987, KCSI entered into Indemnification Agreements with its officers and, as approved by KCSI's stockholders at the 1987 Annual Meeting, its directors. Such agreements are intended to supplement KCSI's officer and director liability insurance and to provide the officers and directors with specific contractual assurance that the protection provided by KCSI's Bylaws will continue to be available regardless of, among other things, an amendment to the Bylaws or a change in management or control of KCSI. The Indemnification Agreements provide for prompt indemnification "to the fullest extent permitted by law" and for the prompt advancement of expenses, including attorney's fees and all other costs and expenses incurred in connection with any action, suit or proceeding in which the director or officer is a witness or other participant, or to which the director or officer is a party, by reason (in whole or in part) of service in certain capacities. Under the Agreements, KCSI's determinations of indemnity are made by a committee of disinterested directors unless a change in control of KCSI has occurred, in which case the KCSI determination is made by special independent counsel. The Agreements also provide a mechanism to seek court relief if indemnification or expense advances are denied or not received within periods provided in the Agreement. Indemnification and advancement of expenses are also provided with respect to a court proceeding initiated for a determination of rights under the agreement or of certain other matters. KCSI has entered into such Indemnification Agreements with all current directors and officers of KCSI.

          CHANGE IN CONTROL ARRANGEMENTS

               KCSI has established a series of trusts that are intended to secure the rights of its officers, directors, employees, former employees and others (the "Beneficiaries") under various contracts, benefit plans, agreements, arrangements and commitments. The function of each trust is to receive contributions from KCSI and, following a change in control of KCSI (as defined by the trust), in the event that KCSI fails to honor certain obligations to a Beneficiary, the trust shall distribute to the Beneficiary amounts accumulated in such Beneficiary's trust account sufficient to discharge KCSI's obligation as such amounts become due and payable. Most of the trusts require KCSI to be solvent, as a condition to making distributions and certain trusts allow distributions upon Board of Director's approval prior to a change in control. Trusts have been instituted with respect to the employment continuation commitments under the KCSI Employment Agreements, the Executive Plan, the Directors Deferred Fee and Retirement Plans, the Indemnification Agreements, Stock Option Plans, and KCSI's charitable contribution commitments in addition to certain other agreements, commitments and arrangements. The trusts are revocable until a change in control of KCSI and will terminate automatically if no such change in control occurs prior to December 31, 1998, unless the trusts are extended prior to such date.

               KCSR has established similar trusts relating to its employment continuation commitments under the Employment Agreements, Directors Deferred Fee Plans and incentive compensation arrangements, in addition to certain other agreements, commitments and arrangements. KCSR also established a similar trust with respect to its participation in the Executive Plan. As with the KCSI trusts, distributions under the KCSR trust are tied to failures by the respective companies to honor their obligations to their respective Beneficiaries following a change in control of KCSI.

          OTHER COMPENSATORY PLANS

               KCSI and its subsidiaries maintain compensation plans for certain of their officers and employees. The description of the plans set forth below is of those plans under which the executives named in the Summary Compensation Table would be eligible to receive benefits in excess of $100,000 if they were to have retired from or terminated their employment with KCSI or its subsidiaries on December 31, 1997.

          THE EMPLOYEE STOCK OWNERSHIP PLAN

               The Employee Stock Ownership Plan (the "ESOP") is designed to be a qualified employee stock ownership plan under the Internal Revenue Code of 1986, as amended (the "Code"). Employees of KCSI and certain of its subsidiaries, including Janus Capital Corporation, participate in the KCSI ESOP.

               By its terms, the ESOP will continue until terminated. All employees of KCSI and certain KCSI subsidiaries not subject to a collective bargaining agreement become eligible to begin participation in the KCSI ESOP on January 1 or July 1 coincident with or immediately following commencement of their employment. As of December 31, 1997, approximately 1,640 employees of KCSI and certain of its subsidiaries, including all of KCSI's executive officers, were eligible to participate in the KCSI ESOP.

               The KCSI ESOP is designed to invest primarily in shares of KCSI Common Stock. KCSI will provide funding for the ESOP through contributions in cash or in shares of KCSI Common Stock as determined each year by the Board of Directors. Participants may not make contributions to the ESOP. Contributions will be limited by the maximum contribution limitations for qualified employee stock ownership plans under the Code.

               Allocations, if any, to participant accounts in the KCSI ESOP with respect to any plan year are based upon each participant's proportionate share of the total compensation paid during the plan year to all participants in the KCSI ESOP, subject to Code maximum allocation limitations. Forfeitures are similarly allocated. For this purpose, compensation includes only compensation received during the period the individual was actually a participant in the ESOP.

               A participant with less than five years of service is not vested in KCSI's contributions, forfeitures and earnings. However, a participant becomes 100% vested upon completion of five years of service. In addition, a participant becomes 100% vested at retirement, death or disability. Participants have been given credit for vesting purposes for years of service rendered to KCSI or its subsidiaries prior to the establishment of the ESOP.

               Each participant has the right to direct the trustee as to the manner in which (a) to vote any KCSI stock allocated to his or her account in the ESOP as of the applicable record date of any stockholder meeting on any matters put to a stockholder vote, and (b) to respond with respect to a tender offer, exchange offer or any other offer to purchase KCSI stock allocated to the participant's account. The ESOP provides that shares allocated to the accounts of participants who have not timely instructed the trustee how to vote, tender, exchange or sell such shares, and any unallocated shares will be voted, tendered, exchanged or sold in the same proportions as the shares for which the trustee has received timely instructions.

               Distributions of benefits under the ESOP will be made in connection with a participant's death, disability, retirement or other termination of employment. In addition, participants who have attained age fifty-five and have at least ten years of participation in the ESOP have the option to diversify the investment of their account balances by having the trustee distribute a portion of their account balances. A participant in the KCSI ESOP has the right to select whether payment of his or her benefit will take the form of cash, whole shares of KCSI stock or a combination thereof. In the event no election is made, the payment shall be made in KCSI stock. A participant may further opt to receive payment in a lump sum, in installments or in a combination thereof. In the event that the Board of Directors declares a cash dividend on the KCSI Common Stock, at the discretion of the Advisory Committee, dividends paid on the shares of KCSI Common Stock held by the ESOP may be: (i) paid directly to participants on the basis of the number of shares of KCSI Common Stock allocated to each participant's account; (ii) retained by the ESOP; or (iii) used by the ESOP to pay interest or principal on indebtedness incurred to acquire the shares on which the dividends are paid.

               Pursuant to the ESOP trust agreement, a trust fund has been established to hold contributions thereto and the proceeds from investments for the benefit of ESOP participants. The KCSI ESOP is administered by an Advisory Committee appointed by KCSI's Board of Directors. The current members of the Advisory Committee are officers and/or employees of KCSI or Janus. As trustee, UMB Bank, N.A. has the power to invest the ESOP's funds, to sell the securities and other properties of the ESOP, and to change the ESOP's investments from time to time. The KCSI ESOP may be amended by KCSI's Board of Directors or the Compensation and Organization Committee and such amendment could increase the costs to KCSI, although it may not adversely affect any person's accrued benefits under the ESOP.

               As of the Record Date, the ESOP held 5,340,746 shares of KCSI's Common Stock, all of which are allocated to participants' accounts. The shares allocated to participants' accounts do not reflect allocations made subsequent to December 31, 1997, that for purposes of the ESOP are allocated to participants' accounts as of December 31, 1997. The ESOP borrowed funds to purchase a number of the shares it holds, which borrowing was secured by such shares and by a KCSI guaranty. The debt was fully repaid in August 1995. The debt was paid through contributions by KCSI and participating subsidiaries to the ESOP and a portion of the dividends paid on the ESOP shares.

           KCSI PROFIT SHARING PLAN

               The Profit Sharing Plan is a qualified, non-contributory, defined contribution plan. As of January 1, 1997, employees of KCSI and certain of its subsidiaries who have met certain standards as to hours of service are eligible to receive allocations under the Profit Sharing Plan. Contributions to the Profit Sharing Plan are made at the discretion of the KCSI Board of Directors in amounts not to exceed the maximum allowable deduction for federal income tax purposes and certain allocation limits under the Internal Revenue Code of 1986, as amended (the "Code"). No minimum contribution is required. Subject to Code maximum allocations limitations, each participant is allocated the same percentage of the total contribution as the participant's compensation bears to the total compensation of all participants. Prior to January 1, 1996, vesting occurs under the Profit Sharing Plan at the rate of 10% for each year of service for the first four years and thereafter at the rate of 20% until the participant is fully vested. As of January 1, 1996, the vesting schedule was changed to a rate of 25% at three years of service, 50% at four years of service and 100% at five years of service. A participant's interest also becomes fully vested at retirement, death or disability.

               Distribution of benefits under the Profit Sharing Plan will be made in connection with a participant's death, disability, retirement or other termination of employment. A participant has the right to elect whether payment of his or her benefits will be in a lump sum, in installments, or in a combination thereof.

               The assets of the Profit Sharing Plan are held in a trust fund by a trustee appointed by the KCSI Board of Directors. The Profit Sharing Plan is administered by an Advisory Committee appointed by KCSI's Board of Directors. The current members of the Advisory Committee are officers and employees of KCSI. The trustee has the responsibility for holding and investing Profit Sharing Plan assets other than assets managed by an investment manager or managers appointed by the Advisory Committee. The Profit Sharing Plan may be amended by KCSI's Board of Directors and such amendment could increase the cost to KCSI, although it may not adversely affect any person's accrued benefits under the Profit Sharing Plan.

          KCSI EXECUTIVE PLAN

               Due to contribution limitations under the Code and ERISA and eligibility requirements under KCSI's qualified plans, the Executive Plan provides benefits in addition to the annual contributions permitted under qualified plans of KCSI and certain subsidiary companies. The Executive Plan is a non-qualified plan for participants who are certain employees and officers of KCSI and certain subsidiary companies.

               The benefit accrued on behalf of each participant in the Executive Plan equals the amount which would have been contributed for such participant under the various qualified plans without regard to statutory contribution limitations or eligibility requirements, less the amount participants were entitled to receive under such plans (assuming, with respect to KCSI's 401(k) Plan, that the participant was entitled to receive the maximum matching contribution). Each participant may elect to receive the annual benefit available under the Plan either in cash or through a grant of non-qualified stock options to purchase shares of common stock of KCSI. For purposes of the Executive Plan, compensation includes base compensation plus cash incentive compensation; however, if KCSI and the participant have agreed that the participant's compensation is a fixed amount for purposes of the plan, such amount is deemed to be the participant's compensation. The compensation of Mr. Rowland has been fixed at $875,000, and compensation for Messrs. Carpenter, Monello and Haverty has been fixed at 175% of their annual base salaries for the plan as provided in their Employment Agreements.

          JANUS PROFIT SHARING PLAN

               The Janus Profit Sharing Plan is a qualified, non-contributory, defined contribution plan administered by Janus' Profit Sharing Advisory Committee. Employees of Janus and certain of its subsidiaries who have completed one year of service and meet certain standards as to hours of service are eligible to receive allocations under the Janus Profit Sharing Plan. Effective as of January 1, 1996, the requirement of one year of service was eliminated. Contributions to the Janus Profit Sharing Plan are at the discretion of the Board of Directors with no minimum contribution required. Each participant is allocated the same percentage of the total contribution as the participant's compensation bears to the total compensation of all participants. The Janus Profit Sharing Plan provides for vesting at the rate of 25% after three years of service, 50% after four years of service, and 100% after five years of service. A participant's interest also becomes fully vested at retirement, death or disability.

          COMPENSATION OF DIRECTORS

               Directors who are officers or employees of KCSI or its subsidiaries do not receive any fees or other compensation for service on the Board or its committees. No fees were paid during 1997 to any director or officer of KCSI for service on any board of directors of any subsidiary of KCSI other than Janus Capital Corporation, which pays fees to Mr. Bailey. (Although Mr. Rowland serves as a director of Janus Capital Corporation, he does not accept any fees for such service.)

               The  Outside   Directors  (those   directors  who  are   not
          employees of KCSI or its subsidiaries) are not paid any retainers for Board or committee membership. The Outside Directors are paid $4,000 for each Board meeting if attended in person or $2,000 for participation by telephone. The Outside Directors are also paid $2,000 for each committee meeting if attended in person or $1,000 for participation by telephone. The Chair of a committee receives an extra $500 for each committee meeting. The Outside Directors are also automatically granted options to buy 3,000 shares of KCSI Common Stock immediately following each annual meeting of KCSI's stockholders. In addition, a one-time grant of options to purchase 6,000 shares of KCSI Common Stock is made when an Outside Director first joins the Board.

               Directors of KCSI are (and directors of certain KCSI subsidiaries were) permitted to defer receipt of directors fees under unfunded directors' deferred fee plans adopted by the respective Boards of Directors of each such corporation, and either to receive interest on such fees until they have been paid to them or, in the case of KCSI directors, in lieu of receiving interest, to have earnings on their deferred fees determined pursuant to a formula based on the performance of certain mutual funds advised by Janus Capital Corporation. The rate of interest to be paid under the KCSI and KCSR plans is set at the prime rate of a certain national bank on the last business day of the calendar year less 1%. Distributions under the plans are allowed in certain instances as approved by the respective Boards of Directors. The KCSI and KCSR deferred fee plans also allow the respective directors to elect to receive deferred amounts in installments payable over several years.

                                STOCKHOLDER PROPOSALS


          1999 ANNUAL MEETING PROXY STATEMENT

               If a holder of KCSI Common Stock or Preferred Stock wishes to present a proposal, other than the election of a director, in KCSI's Proxy Statement for next year's annual meeting of stockholders, such proposal must be received by KCSI on or before November 26, 1998. Such proposal must be made in accordance with the applicable laws and rules of the Securities and Exchange Commission and the interpretations thereof. Any such proposal should be sent to the Corporate Secretary of KCSI at 114 West 11th Street, Kansas City, Missouri 64105-1804.

                                         By Order of the Board of Directors



                                         Richard P. Bruening
                                         Vice President, General Counsel
                                         and Corporate Secretary

          Kansas City, Missouri
          June __, 1998

                                      APPENDIX A

                                FORM OF CERTIFICATE OF
                      AMENDMENT OF CERTIFICATE OF INCORPORATION
                       OF KANSAS CITY SOUTHERN INDUSTRIES, INC.

                                        [DATE]

               Kansas City Southern Industries, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, as amended (the "DGCL"), DOES HEREBY CERTIFY.

               FIRST, that at a meeting of the Board of Directors of the Corporation on April 29, 1998, resolutions were duly adopted setting forth proposed amendments of the Corporation's Certificate of Incorporation, declaring the amendments to be advisable and directing that the proposed amendments be considered at a special meeting of the stockholders of the Corporation. Said amendments add the following paragraphs immediately following the first paragraph of paragraph "FOURTH" of the Corporation's Certificate of Incorporation, as amended:

                    RESOLVED,   this   Corporation's  Certificate   of
               Incorporation be amended (the "Amendment") so that each outstanding share of this Corporation's Common Stock, par value $0.01 per share (the "Common Stock"), be, upon the effectiveness of this Amendment, combined into one share for each two shares outstanding on the date of combination (the "Split Ratio"); provided, however, that fractional shares of Common Stock will not be issued in connection with such combination, and each holder of a fractional share of Common Stock shall receive in lieu thereof a cash payment (the "Fractional Share Payment") from the Corporation determined by multiplying such fractional share of Common Stock by the average closing price per share of Common Stock on the New York Stock Exchange for the five trading days immediately preceding the effective date of this Amendment.

                    FURTHER  RESOLVED, that  certificates representing
               shares of Common Stock outstanding prior to the effective date of the Amendment be canceled as of such effective date and, upon presentation of the canceled certificates to the Corporation, the holders thereof shall be entitled to receive new certificates representing the whole shares resulting from such combination together with the Fractional Share Payment, which payment to be made upon such other terms and conditions as the officers of the Corporation, in their judgment, determine to be advisable and in the best interests of the Corporation.

               SECOND, that thereafter, pursuant to resolution of the Corporation's Board of Directors, a special meeting of the stockholders of the Corporation was duly called and held, upon notice, such notice describing such amendments, in accordance with Section 222 of the DGCL at which meeting in excess of the necessary number of shares as required by statute and the Certificate of Incorporation (including the necessary number of shares of each class of stock, where class votes were required) were voted in favor of the above amendments.

               THIRD,   that  these   amendments  were   duly  adopted   in
          accordance with the provisions of Section 242 of the DGCL.

               FOURTH, that the capital of the Corporation shall not be reduced by reason of said amendments.

               FIFTH,    that   this    Amendment   shall    be   effective
          ___________________________________.*

               IN WITNESS WHEREOF, Kansas City Southern Industries, Inc. has caused its corporate seal to be hereunto affixed and this certificate to be signed by Richard P. Bruening, Senior Vice President and General Counsel, and Sherry K. Cooper, its Assistant Secretary, as of the date first written above.


                              --------------------------------
                              Richard P. Bruening
          Attest:             Senior Vice President and General Counsel


          [CORPORATE SEAL]
                              --------------------------------
                              Sherry K. Cooper
                              Assistant Secretary

          * This will be completed at the time of filing as determined by the Board of Directors or a committee thereof.


                    (Remainder of page intentionally left blank.)

                                      APPENDIX B

                               BERGER ASSOCIATES, INC.
                                  STOCK OPTION PLAN

               [The plan below includes the December 19, 1997 amendment to take into account a recapitalization of Berger Associates, Inc. as further explained in Proposal 2 above. The changed text is indicated by brackets below.]

               THE PLAN. Berger Associates, Inc. (the "Company"), hereby establishes the Berger Associates, Inc. Stock Option Plan as set forth herein and as it may from time to time be amended (the "Plan"), effective as of the date of execution as set forth on the signature page hereof.

               1.   PURPOSE.   The  purpose of  the Plan  is  to provide  a
          means by which key employees of the Company and its Subsidiaries can acquire and maintain Stock ownership, thereby strengthening their commitment to the success of the Company and their desire to remain employed by the Company and its Subsidiaries. It is anticipated that the acquisition of such Stock ownership will stimulate the efforts of such employees on behalf of the Company, strengthen their desire to continue in the service of the Company and encourage shareholder and entrepreneurial perspectives through employee stock ownership. It is also anticipated that the opportunity to obtain such Stock ownership will prove attractive to promising new key employees and will assist the Company in attracting such employees.

               2.   DEFINITIONS.

               As used in the Plan, terms defined parenthetically immediately after their use shall have the respective meanings provided by such definitions and the terms set forth below shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

               (a) "Affiliate" means any corporation or other entity which directly or through intervening entities owns more than 50% of the combined voting power or value of all shares of stock of a corporation or more than 50% of the capital and profits interest of an unincorporated entity, and any corporation or other entity so owned by an Affiliate.

               (b)  "Award" means an option granted under the Plan.

               (c)  "Award   Agreement"  has   the  meaning   specified  in
          Section 4(b)(v).

               (d)  "Board" means the Board of Directors of the Company.

               (e) "Cause" (i) if the terms and conditions of the Grantee's employment by the Company are governed by an employment contract that addresses termination for cause and defines "cause" or "for cause" for such purpose, "Cause" means "cause" or "for cause" as defined in such employment contract, or (ii) in all other cases means (A) the continued failure of the Grantee to perform his duties in a manner substantially consistent with the manner prescribed by the Board or by an executive officer more senior to the Grantee (other than any such failure resulting from his incapacity due to physical or mental illness), (B) the engaging by the Grantee in misconduct materially injurious to the Company, (C) any action or omission of the Grantee which is a material violation of the Company's, Securities and Exchange Commission's or other federal or state regulatory agency's standards of conduct or ethical rules, or (D) commission by the Grantee of a felony or other crime involving dishonesty or moral turpitude, whether or not such felony or other crime was committed in connection with the Company's business.

               (f) "Code" means the Internal Revenue Code of 1986, as amended, and regulations and rulings thereunder. References to a particular section of the Code shall include references to successor provisions.

               (g)  "Committee" means  the committee appointed  pursuant to
          Section 4.

               (h)  "Company"   has   the  meaning   set   forth   in   the
          introductory paragraph.

               (i) "Disability" means, as relates to the exercise of an incentive stock option after Termination of Employment, a disability within the meaning of Section 22(e)(3) of the Code, and for all other purposes, a mental or physical condition which, in the opinion of the Committee, renders a Grantee unable to perform the essential functions of his job with or without reasonable accommodation, and which is expected to be permanent or for an indefinite duration exceeding one year.

               (j) "Effective Time" means the date of execution of the Plan as set forth on the signature page hereof.

               (k) "Fair Market Value" of a share of Stock as of any date means the Fair Market Value determined by the Committee in good faith in accordance with Appendix I.

               (l) "Grant Date" means the date on which an Award shall be duly granted, as determined in accordance with Section 6(a)(i).

               (m) "Grantee" means an individual who has been granted an Award.

               (n) "including" or "includes" means "including, without limitation," or "includes, without limitation."

               (o) "Optionee" means the Grantee or such other person who has been assigned or who has succeeded pursuant to Section 6(e)(vii), Section 7, or Section 12(c) to the Grantee's right to exercise an option.

               (p) "Option Price" means the per share purchase price of Stock subject to an option.

               (q) "Permitted Transferee" means a person who is Grantee's spouse, lineal ancestor, lineal descendant, a spouse of such ancestor or descendant, a trust primarily for the benefit of Grantee or one or more of such persons, or a partnership all the partners of which are Grantee or one or more of such persons.

               (r) "Plan" has the meaning set forth in the introductory paragraph.

               (s) "Retirement" means a Termination of Employment for any reason other than Cause, death or Disability at or after attaining age 65.

               (t)  "Share  Withholding"  has  the  meaning  set  forth  in
          Section 11(a).

                (u)  "Stock" means the common stock of the Company.

               (v) "Subsidiary" means (i) with respect to incentive stock options, a corporation as defined in Section 424(f) of the Code with the Company being treated as the employer corporation for purposes of this definition, and (ii) for all other purposes any entity in which the Company directly or through intervening subsidiaries owns eighty percent (80%) or more of the total combined voting power or value of all classes of stock or, in the case of an unincorporated entity, an eighty percent (80%) or more interest in the capital and profits.

               (w)  "Taxable   Event"   has  the   meaning  set   forth  in
          Section 11(a).

               (x)  "Tax   Date"   has the meaning set forth in
          Section 11(b)(iii).

               (y)  "Tendered   Stock"  has   the   meaning  specified   in
          Section 13.

               (z) "10% Owner" means a person who owns stock (including stock treated as owned under Section 424(d) of the Code) possessing more than 10% of the total combined voting power of all classes of stock of the Company.

               (aa) "Termination of Employment" occurs the first day an individual is no longer employed by the Company or any of its Subsidiaries, including the individual's continued employment by an entity that ceases to be an Affiliate of the Company as determined by the Committee.

               (ab) "Voting Power" means the combined voting power of the then-outstanding securities of a corporation entitled to vote generally in the election of directors.

               3.   SCOPE OF THE PLAN.

               (a) An aggregate of [300,000] shares of Stock is hereby made available and is reserved for delivery on account of the exercise of Awards. Such shares may be treasury shares or newly issued shares, as may be determined from time to time by the Board or the Committee. In order to assure that no Award would result in the Company no longer being includable in a consolidated federal income tax return with Kansas City Southern Industries, Inc. ("KCSI"), any of the provisions herein to the contrary notwithstanding, no grant of Awards hereunder shall be made which, when added to all prior Awards, or which upon exercise of such prior Awards and such Award, would result in KCSI ceasing to own at least 80% of the Stock, or which would otherwise result in the Company and KCSI ceasing to be members of an affiliated group as defined in Section 1504(a) of the Code; and any such Award, commencing with the most recently granted Award, shall, to the extent it would have such result, be void and unenforceable.

               (b) If and to the extent (i) an Award shall expire or terminate for any reason without having been exercised in full or shall be forfeited, without, in either case, the Grantee having enjoyed any of the benefits of stock ownership, or (ii) Stock is used to pay the Option Price for Stock subject to an option, the shares of Stock associated with such Award or used to pay the Option Price shall become available under subsection (a) for other Awards.

                (c) The aggregate number of shares of Stock that may be represented by Awards made under this Plan to any single individual Grantee for any calendar year during which this Plan is in effect shall not exceed [100,000] shares of Stock.

               4.   ADMINISTRATION.

               (a) The Plan shall be administered by a committee ("Committee") which shall consist of one or more members, who shall be appointed by the Board, any of whom may be removed by the Board with or without cause, and in the absence of such appointment, the Board shall be the Committee. Membership on the Committee shall be subject to such other limitations as the Board deems appropriate.

               (b) The Committee shall have full and final authority, in its discretion, but subject to the express provisions of the Plan, as follows:

                    (i) to grant Awards, provided, however, that any Award representing more than [40,000] shares of Stock shall be valid and enforceable only if such Award has been authorized, approved or ratified (before or after the making of the Award) by the Compensation Committee of the KCSI Board of Directors;

                    (ii)   to determine (A) when Awards  may be granted and
               (B) to impose such additional restrictions or conditions on the exercise of an Award (including specifying vesting or performance requirements or other criteria) as the Committee may deem appropriate;

                    (iii)    to  interpret   the  Plan  and  to  make   all
               determinations necessary or advisable for the administration of the Plan;

                    (iv) to prescribe, amend, and rescind rules and regulations relating to the Plan, including rules with respect to the exercisability and nonforfeitability of Awards upon the Termination of Employment of a Grantee;

                    (v) to determine the terms and provisions and any restrictions or conditions (including specifying any performance or other criteria as the Committee deems appropriate, and imposing restrictions in addition to the restrictions of Section 13 with respect to Stock acquired upon exercise of an option, which restrictions may continue beyond the Grantee's Termination of Employment) of the written agreements by which all Awards shall be evidenced ("Award Agreements") which need not be identical and, with the consent of the Grantee, to modify any such Award Agreement at any time;

                    (vi) to accelerate the exercisability of, and to accelerate or waive any or all of the restrictions and conditions applicable to, any Award, or any group of Awards for any reason; and

                    (vii) to impose such additional conditions, restrictions, and limitations upon the grant, exercise or retention of Awards as are not inconsistent with the Plan and as the Committee may, before or concurrently with the grant thereof, deem appropriate.

          The determination of the Committee on all matters relating to the Plan or any Award Agreement shall be conclusive and final. No member of the Committee shall be liable for any action or determination made with respect to the Plan or any Award.

               5.   ELIGIBILITY.  Awards may be granted to  any employee of
          the Company or any of its Subsidiaries. In selecting the individuals to whom Awards may be granted, as well as in determining the number of shares of Stock subject to, and the other terms and conditions applicable to, each Award, the Committee shall take into consideration such factors as it deems relevant in promoting the purposes of the Plan.

               6.   CONDITIONS TO GRANTS.

               (a)  GENERAL CONDITIONS.

                    (i) The Grant Date of an Award shall be the date on which the Committee grants the Award or such later date as specified by the Committee.

                    (ii) The term of each Award shall be such period as may be specified by the Committee in its sole discretion, in the Award Agreement; provided that the term shall under no circumstances extend more than 10 years after the Grant Date.

                    (iii) A Grantee may, if otherwise eligible, be granted additional Awards in any combination.

               (b) GRANT OF OPTIONS AND OPTION PRICE. No later than the Grant Date of any option, the Committee shall determine the Option Price of such option. The Option Price of an option shall not be less than 100% of the Fair Market Value of the Stock on the Grant Date.

               (c) GRANT OF INCENTIVE STOCK OPTIONS. At the time of the grant of any option, the Committee may designate that such option shall be made subject to additional restrictions to permit it to qualify as an "incentive stock option" under the requirements of
          Section 422 of the Code. Any option designated as an incentive stock option:

                    (i) shall have an Option Price of (A) not less than 100% of the Fair Market Value of the Stock on the Grant Date or (B) in the case of a 10% Owner, not less than 110% of the Fair Market Value of the Stock on the Grant Date;

                    (ii) shall be for a period of not more than 10 years (five years, in the case of a 10% Owner) from the Grant Date, and shall be subject to earlier termination as provided herein or in the applicable Award Agreement;

                    (iii) shall not have an aggregate Fair Market Value (determined for each incentive stock option at its Grant
               Date) of Stock with respect to which incentive stock options are exercisable for the first time by such Grantee during any calendar year (under the Plan and any other employee stock option plan of the Grantee's employer or any parent or Subsidiary thereof ("Other Plans")), determined in accordance with the provisions of Section 422 of the Code, which exceeds $100,000 (the "$100,000 Limit");

                    (iv) shall, if the aggregate Fair Market Value of Stock (determined on the Grant Date) with respect to all incentive stock options previously granted under the Plan and any Other Plans ("Prior Grants") and any incentive stock options under such grant (the "Current Grant") which are exercisable for the first time during any calendar year would exceed the $100,000 Limit, be exercisable as follows:

                         (A) the portion of the Current Grant exercisable for the first time by the Grantee during any calendar year which would, when added to any portions of any Prior Grants first exercisable in such year, be exercisable for the first time by the Grantee during such calendar year with respect to Stock which would have an aggregate Fair Market Value (determined as of the respective Grant Date for such options) in excess of the $100,000 Limit shall, notwithstanding the terms of the Current Grant, be exercisable for the first time by the Grantee in the first subsequent calendar year or years in which it could be exercisable for the first time by the Grantee when added to all Prior Grants without exceeding the $100,000 Limit; and

                         (B) if, viewed as of the date of the Current Grant, any portion of a Current Grant could not be exercised under subparagraph (A) during any calendar year commencing with the calendar year in which it is first exercisable through and including the last calendar year in which it may by its terms be exercised, such portion of the Current Grant shall not be an incentive stock option, but shall be exercisable as a separate option at such date or dates as are provided in the Current Grant;

                    (v) shall be granted within 10 years from the earlier of the date the Plan is adopted or the date the Plan is approved by the stockholders of the Company;

                    (vi) shall require the Grantee to notify the Committee of any disposition of any Stock issued pursuant to the exercise of the incentive stock option under the circumstances described in Section 421(b) of the Code (relating to certain disqualifying dispositions), within 10 days of such disposition; and

                    (vii) shall by its terms not be assignable or transferable other than by will or the laws of descent and distribution and may be exercised, during the Grantee's lifetime, only by the Grantee; provided, however, that the Grantee may, in any manner specified by the Committee, designate in writing a beneficiary who is a Permitted Transferee to exercise his incentive stock option after the Grantee's death.

          Notwithstanding the foregoing and Section 4(b)(v), the Committee may, without the consent of the Grantee, at any time before the exercise of an option (whether or not an incentive stock option), take any action necessary to prevent such option from being treated as an incentive stock option.

               7. NON-TRANSFERABILITY. Each award granted hereunder shall not be assignable or transferable other than by will or the laws of descent and distribution provided, however, that (i) a Grantee may in any manner specified by the Committee, designate in writing a beneficiary who is a Permitted Transferee to exercise his Award after the Grantee's death, and (ii) a Grantee may assign his Award to a Permitted Transferee.

               8. EXERCISE. Subject to Sections 4(b)(vi) and 13 and such terms and conditions as the Committee may impose, each option shall be exercisable in one or more installments commencing not earlier than the vesting date or dates specified in the Award (and in no event earlier than the Grant Date of such option).

               Each option shall be exercised by delivery to the Company at the principal place of business, to the attention of the Secretary, during normal business hours, of written notice of intent to purchase a specific number of shares of Stock subject to the option, together with a signed Restriction Agreement in form attached as Appendix II. The Option Price of any shares of Stock as to which an option shall be exercised shall be paid in full at the time of the exercise. Payment may, at the election of the Grantee, be made in any one or any combination of the following:

                    (i)  cash;

                    (ii) with the prior approval of the Committee, by tendering Stock valued at its Fair Market Value on the date of exercise; provided, however, that if such shares of Stock were acquired by the person exercising the Award from the Company or an Affiliate, the shares of Stock shall have been held for at least six months; or

                    (iii) with the prior approval of the Committee, and to the extent permitted by law, a note representing a loan in accordance with Section 9.

               9.   LOANS  AND GUARANTEES.    The  Committee  may,  in  its
          discretion:

               (a) allow an Optionee to defer payment to the Company of all or any portion of (i) the Option Price of an option and
          (ii) any taxes associated with a benefit hereunder which is not a cash benefit at the time such benefit is so taxable, or

               (b) cause the Company to guarantee a loan from a third party to the Optionee, in an amount equal to all or any portion of such Option Price and any related taxes.

               Any  such payment deferral  by the Company  pursuant to this
          Section 9 shall be represented by a full recourse negotiable note of the Optionee, bearing interest at a rate determined by the Committee not less than the applicable federal rate in effect at the time the deferral is allowed, as determined and published by the Secretary of the Treasury pursuant to Section 1274(d) of the Code, secured by a pledge of the Stock acquired by exercise of the option, and including such other terms and conditions not inconsistent with this Plan as the Committee may determine. An Optionee shall not be entitled to defer the payment of such Option Price or any related taxes unless the Optionee enters into a binding obligation to pay the deferred amount.

               10.  MANDATORY WITHHOLDING TAXES.

               (a) Whenever, under the Plan, shares of Stock are to be delivered upon exercise of an Award, the Company shall be entitled to require as a condition of delivery (i) that the Optionee remit an amount sufficient to satisfy all federal, state, and local withholding tax requirements related thereto,
          (ii) the withholding of such sums from compensation otherwise due to the Optionee or from any shares of Stock due to the Optionee under the Plan or (iii) any combination of the foregoing.

               (b)  If   any   disqualifying   disposition   described   in
          Section 6(c)(vi) is made with respect to shares of Stock acquired under an incentive stock option granted pursuant to the Plan, then the person making such disqualifying disposition or election shall remit to the Company an amount sufficient to satisfy all federal, state, and local withholding taxes thereby incurred; provided that, in lieu of or in addition to the foregoing, the Company shall have the right to withhold such sums from any payment whether of compensation or otherwise due to the Grantee or Optionee or from any shares of Stock due to the Grantee or Optionee under the Plan.

               11.  ELECTIVE SHARE WITHHOLDING.

               (a) Subject to Section 11(b), a Grantee may elect the withholding ("Share Withholding") by the Company of a portion of the shares of Stock otherwise deliverable to an Optionee upon the exercise of an Award (each a "Taxable Event") having a Fair Market Value equal to the minimum amount necessary to satisfy required federal, state, or local withholding tax liability attributable to the Taxable Event.

               (b) Each Share Withholding election by a Grantee shall be subject to the following restrictions:

                    (i) any Grantee's election shall be subject to the Committee's right to revoke such election of Share Withholding by such Grantee at any time before the Optionee exercises the Award;

                    (ii) the Grantee's election must be made on or before the date on which the Award is exercised; and

                    (iii)  the Grantee's election shall be irrevocable.

               12.  TERMINATION OF EMPLOYMENT.

               (a) FOR ANY REASON OTHER THAN CAUSE, RETIREMENT, DEATH OR DISABILITY. Except as otherwise provided by the Committee in the Award Agreement, if a Grantee has a Termination of Employment for any reason other than for Cause, Retirement, death or Disability, then any unexercised option, to the extent exercisable immediately before the Grantee's Termination of Employment, may be exercised in whole or in part, not later than three months after such Termination of Employment (but only during the term of the option).

               (b) FOR CAUSE. If a Grantee has a Termination of Employment for Cause, any unexercised options shall terminate immediately upon the date of the Grantee's Termination of Employment.

               (c) FOR RETIREMENT, DEATH OR DISABILITY. Except as otherwise provided in the Award Agreement, if a Grantee has a Termination of Employment on account of the Grantee's Retirement, death or Disability, then any unexercised options may be exercised, in whole or in part, within 175 days after such Termination of Employment (but only during the term of the option) by the Grantee or, after his or her death, by (A) his or her personal representative or by the person to whom the option is transferred by will or the applicable laws of descent and distribution, or (B) the Grantee's beneficiary designated in accordance with Section 6(c)(vii) or 7.

               13. RESTRICTIONS ON STOCK. All shares of Stock delivered on account of the exercise of Awards shall be subject to the restrictions set forth in Appendix III; moreover, in addition to the restrictions set out in Appendix III if Stock bearing other restrictions ("Tendered Stock") is used to pay the Option Price for Stock subject to an option, then the Committee may, but need not, specify that a number of shares of Stock acquired on exercise of the option equal to the number of shares of Tendered Stock shall, unless the Committee provides otherwise, be subject to the same restrictions as the Tendered Stock, determined as of the date of exercise of the option.

               14.  SECURITIES LAW MATTERS.

               (a) If the Committee deems necessary to comply with the Securities Act of 1933, the Committee may require a written investment intent representation by the Optionee and may require that a restrictive legend be affixed to certificates for shares of Stock.

               (b) If, based upon the opinion of counsel for the Company, the Committee determines that the exercise or nonforfeitability of, or delivery of benefits pursuant to, any Award would violate any provision of (i) federal or state securities laws or (ii) the listing requirements of any national securities exchange applicable to the Company or any corporation of which the Company is an affiliate as determined under such laws or requirements, then the Committee may postpone any such exercise, nonforfeitability or delivery, as the case may be, but the Company shall use its best efforts to cause such exercise, nonforfeitability or delivery to comply with all such provisions at the earliest practicable date.

               15. FUNDING. Benefits payable under the Plan to any person shall be paid directly by the Company. The Company shall not be required to fund, or otherwise segregate assets to be used for payment of, benefits under the Plan.

               16. NO EMPLOYMENT RIGHTS. Neither the establishment of the Plan, nor the granting of any Award shall be construed to
          (a) give any Grantee the right to remain employed by the Company or any of its Subsidiaries or to any benefits not specifically provided by the Plan or (b) in any manner modify the right of the Company or any of its Subsidiaries to modify, amend, or terminate any of its employee benefit plans.

               17. RIGHTS AS A STOCKHOLDER. A Grantee or Optionee shall not, by reason of any Award, have any right as a stockholder of the Company with respect to the shares of Stock which may be deliverable upon exercise or payment of such Award until such shares have been delivered to him.

               18. NATURE OF PAYMENTS. Any and all grants or deliveries of shares of Stock hereunder shall constitute special incentive payments to the Grantee and shall not be taken into account in computing the amount of salary or compensation of the Grantee for the purposes of determining any pension, retirement, death or other benefits under (a) any pension, retirement, profit-sharing, bonus, life insurance or other employee benefit plan of the Company or any of its Subsidiaries or (b) any agreement between the Company or any Subsidiary, on the one hand, and the Grantee, on the other hand, except as such plan or agreement shall otherwise expressly provide.

               19. SUBSTITUTION OF AWARDS. Upon or in anticipation of any recapitalization, merger, consolidation, reorganization, liquidation, dissolution or similar event (whether or not also described in Section 21) by reason of which the Company or the Shares cease to exist:

               (a) if (i) any person offers to issue awards ("Replacement Awards") in substitution of Awards under this Plan, (ii) in the determination of the Committee the economic value of the Replacement Awards is equivalent to the then-existing difference between the Option Price under an Award and the Fair Market Value of the Stock subject to the Award, and (iii) in the determination of the Committee the other terms and conditions of the Replacement Awards are as similar as practicable under the circumstances to the outstanding Awards under this Plan, then the Committee may determine that each outstanding Award shall be cancelled and replaced by the Replacement Award; or

               (b) the Committee may determine that any outstanding Award shall become immediately exercisable in full or in such part as determined by the Committee; or

               (c) the Committee may determine that any outstanding Award that remains outstanding as of the date of such event shall be cancelled and the Optionee paid in cash an amount equal to the excess of (i) the highest price per share (in cash or in other consideration valued at its fair market value) paid to any shareholder of the Company in connection with such event, over
          (ii) the Option Price, multiplied by the number of Shares subject to the option.

               20. NON-UNIFORM DETERMINATIONS. Neither the Committee's nor the Board's determinations under the Plan need be uniform and may be made by the Committee or the Board selectively among persons who receive, or are eligible to receive, Awards (whether or not such persons are similarly situated). Without limiting the generality of the foregoing, the Committee shall be entitled, among other things, to make non-uniform and selective determinations, to enter into non-uniform and selective Award Agreements as to (a) the identity of the Grantees, (b) the terms and provisions of Awards, and (c) the treatment, under
          Section 12, of terminations of employment. Notwithstanding the foregoing, the Committee's interpretation of Plan provisions shall be uniform as to similarly situated Grantees or Optionees.

               21.  ADJUSTMENTS.    The   Committee  shall  make  equitable
          adjustment of:

               (a) the aggregate numbers of shares of Stock specified in Sections 3(a) and 3(c);

               (b)  the  number of  shares of  Stock  specified in  Section
          4(b)(i);

               (c)  the number of shares of Stock covered by an Award; and

               (d)  the Option Price

          to reflect a stock dividend, stock split, reverse stock split, share combination, recapitalization, merger, consolidation, acquisition of property or shares, separation, asset spin off, reorganization, stock rights offering, liquidation or similar event, of or by the Company. Any such adjustment made by the Committee shall be final and binding upon the Grantee, any other Optionee, the Company and all other interested persons.

               22. AMENDMENT OF THE PLAN. The Board may from time to time in its discretion amend or modify the Plan without the approval of the stockholders of the Company; provided, however, that no such amendment shall be applied to adversely affect any Award previously granted without the consent of the Grantee unless such amendment is required to comply with applicable law (including applicable tax and securities law requirements).

               23. REPURCHASE OF OPTIONS. In the event that KCSI or any other person enters into an agreement to sell Stock of the Company owned by it to any person (other than one or more Affiliates of the Company) who prior to that transaction did not directly or indirectly own more than 50% of the Stock of the Company and who after the transaction directly or indirectly will own more than 50% of the Stock of the Company, the Company at its election by written notice to any or all Optionees may repurchase any or all outstanding options at a price equal to the difference of the Fair Market Value of the Stock subject to the option minus the Option Price of such Stock. No option may be exercised after delivery of such notice; and payment of such price shall fully discharge and extinguish all obligations of the Company respecting such option.

               24. TERMINATION OF THE PLAN. The Plan shall terminate on the tenth (10th) anniversary of the Effective Time or at such earlier time as the Board may determine. Any termination, whether in whole or in part, shall not affect any Award then outstanding under the Plan.

               25. NO ILLEGAL TRANSACTIONS. The Plan and all Awards granted pursuant to it are subject to all laws and regulations of any governmental authority which may be applicable thereto; and notwithstanding any provision of the Plan or any Award, Optionees shall not be entitled to exercise Awards or receive the benefits thereof and the Company shall not be obligated to deliver any Stock or pay any benefits to an Optionee if such exercise, delivery, receipt or payment of benefits would constitute a violation by the Optionee or the Company of any provision of any such law or regulation.

               26.  CONTROLLING LAW.   The law  of the  State of  Delaware,
          except  its  law  with  respect   to  choice  of  law,  shall  be
          controlling in all matters relating to the Plan.

               27. SEVERABILITY. If all or any part of the Plan is declared by any court or governmental authority to be unlawful or invalid, such unlawfulness or invalidity shall not serve to invalidate any portion of the Plan not declared to be unlawful or invalid. Any Section or part of a Section so declared to be unlawful or invalid shall, if possible, be construed in a manner which will give effect to the terms of such Section or part of a Section to the fullest extent possible while remaining lawful and valid.

               Executed this 13th day of November, 1997.

                                   BERGER ASSOCIATES, INC.


                                   By:   /s/  Gerard M. Lavin, President
                                        -------------------------------

                                      APPENDIX C

                                  FAM HOLDINGS, INC.
                         1998 LONG TERM INCENTIVE STOCK PLAN


          ARTICLE  1.    ESTABLISHMENT,  EFFECTIVE  DATE,   OBJECTIVES  AND
          DURATION

               1.1 ESTABLISHMENT OF THE PLAN. FAM Holdings, Inc., a Dela-ware corporation (the "Company"), hereby establishes an incentive compensation plan to be known as the "FAM Holdings, Inc. 1998 Long Term Incentive Stock Plan" (the "Plan"). The Plan has been adopted by the Board of Directors of the Company (the "Board") and approved by the sole stockholder of the Company, Kansas City Southern Industries, Inc. ("KCSI") and by the stockholders of KCSI. The Plan shall be effective as of June 1, 1998 (the "Effective Date").

               1.2 OBJECTIVES OF THE PLAN. The Plan is intended to allow employees, directors and consultants of the Company and its Subsidiaries to acquire or increase equity ownership in the Company, thereby strengthening their commitment to the success of the Company and stimulating their efforts on behalf of the Company, and to assist the Company and its Subsidiaries in attracting new employees, directors and consultants and retaining existing employees, directors and consultants. The Plan is also intended to optimize the profitability and growth of the Company through incentives which are consistent with the Company's goals; to provide employees, directors and consultants with an incentive for excellence in individual performance; and to promote teamwork among employees, directors and consultants.

               1.3 DURATION OF THE PLAN. The Plan shall commence on the Effective Date and shall remain in effect, subject to the right of the Board to amend or terminate the Plan at any time pursuant to Article 15 hereof, until all Shares subject to it shall have been purchased or acquired according to the Plan's provisions. However, in no event may an Incentive Stock Option be granted under the Plan on or after the date 10 years following the earlier of (i) the date the Plan was adopted and (ii) the date the Plan was approved by the stockholders of the Company.

          ARTICLE 2.  DEFINITIONS

               Whenever used in the Plan, the following terms shall have the meanings set forth below:

               2.1  "ARTICLE" means an Article of the Plan.

               2.2 "AWARD" means Options (including Incentive Stock Op-tions), Restricted Shares, Bonus Shares, stock appreciation rights (SARs), limited stock appreciation rights (LSARs), Perfor-mance Units or Performance Shares granted under the Plan.

               2.3 "AWARD AGREEMENT" means the written agreement by which an Award shall be evidenced.

               2.4  "BOARD" has the meaning set forth in Section 1.1.

               2.5 "BONUS SHARES" means Shares that are awarded to a Grantee without cost and without restrictions in recognition of past performance (whether determined by reference to another employee benefit plan of the Company or otherwise) or as an incentive to become an employee, director or consultant of the Company or a Subsidiary.

               2.6  "CAUSE"  means, unless  otherwise defined  in an  Award
          Agreement,

                    (i) before the occurrence of a Change of Control, any one or more of the following, as determined by the Committee:

                         (A) a Grantee's commission of a crime which, in the judgment of the Committee, resulted or is likely to result in damage or injury to the Company or a Subsidiary;

                         (B) the material violation by the Grantee of written policies of the Company or a Subsidiary;

                         (C) the habitual neglect or failure by the Grant-ee in the performance of his or her duties to the Company or a Subsidiary (but only if such neglect or failure is not remedied within a reasonable remedial period after Grantee's receipt of written notice from the Company which describes such neglect or failure in reasonable detail and specifies the remedial period); or

                         (D) action or inaction by the Grantee in connec-tion with his or her duties to the Company or a Subsidiary resulting, in the judgment of the Committee, in material injury to the Company or a Subsidiary; and

                    (ii) from and after the occurrence of a Change of Control, the occurrence of any one or more of the following, as determined in the good faith and reasonable judgment of the
          Committee:

                         (A) Grantee's conviction for committing an act of fraud, embezzlement, theft, or any other act constituting a felony involving moral turpitude or causing material damage or injury, financial or otherwise, to the Company;

                         (B) a demonstrably willful and deliberate act or failure to act which is committed in bad faith, without reasonable belief that such action or inaction is in the best interests of the Company, which causes material damage or injury, financial or otherwise, to the Company (but only if such act or inaction is not remedied within 15 business days of Grantee's receipt of written notice from the Company which describes the act or inaction in reasonable detail); or

                         (C) the consistent gross neglect of duties or consistent wanton negligence by the Grantee in the perfor-mance of the Grantee's duties (but only if such neglect or negligence is not remedied within a reasonable remedial period after Grantee's receipt of written notice from the Company which describes such neglect or negligence in rea-sonable detail and specifies the remedial period).

               2.7 "CHANGE OF CONTROL" means, unless otherwise defined in an Award Agreement, any one or more of the following:

                    (i) the acquisition or holding by any person, entity or "group" (within the meaning of Section 13(d)(3) or 14(d)(2) of the 1934 Act), other than by the Company or any Subsidiary or any employee benefit plan of the Company or a Subsidiary (and other than by KCSI prior to the Spinoff Distribution), of beneficial ownership (within the meaning of Rule 13d-3 under the 1934 Act) of 20% or more of the then-outstanding Common Stock or the then-outstanding Voting Power of the Company; provided, however, that no Change of Control shall occur solely by reason of any such acquisition by a corporation with respect to which, after such acquisition, more than 60% of both the then-outstanding common shares and the then-outstanding Voting Power of such corporation are then-beneficially owned, directly or indirectly, by the persons who were the beneficial owners of the then-outstanding Common Stock and Voting Power of the Company immediately before such acquisition, in substantially the same proportions as their respective ownership, immediately before such acquisition, of the then-outstanding Common Stock and Voting Power of the Company; or

                    (ii) individuals who, as of the date of the Spinoff Distribution, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least 75% of the Board; provided that any individual who becomes a director after the Effective Date whose election or nomination for election by the Company's stockholders was approved by at least 75% of the Incumbent Board (other than an election or nomination of an individual whose initial assumption of office is in connection with an actual or threatened "election contest" relating to the election of the directors of the Company (as such terms are used in Rule 14a-11 under the 1934 Act) or "tender offer" (as such term is used in
          Section 14(d) of the 1934 Act) or a proposed Extraordinary Transaction (as defined below)) shall be deemed to be a member of the Incumbent Board; or

                    (iii) approval by the stockholders of the Company of any one or more of the following:

                         (A) a merger, reorganization, consolidation or similar transaction (any of the foregoing, an "Extraordinary Transaction") with respect to which persons who were the respec-tive beneficial owners of the then-outstanding Common Stock and Voting Power of the Company immediately before such Extraordinary Transaction would not, if such Extraordinary Transaction were to be consummated immediately after such stockholder approval (but otherwise in accordance with the terms presented in writing to the stockholders of the Company for their approval), beneficially own, directly or indirectly, more than 60% of both the then-outstanding common shares and the then-outstanding Voting Power of the corporation resulting from such Extraordinary Transaction, in substantially the same proportions as their respective owner-ship, immediately before such Extraordinary Transaction, of the then-outstanding Common Stock and Voting Power of the Company,

                         (B) a liquidation or dissolution of the Company or

                         (C) the sale or other disposition of all or substantially all of the assets of the Company in one transaction or a series of related transactions.

               2.8 "CHANGE OF CONTROL VALUE" means the Fair Market Value of a Share on the date of a Change of Control.

               2.9 "CODE" means the Internal Revenue Code of 1986, as amended from time to time, and regulations and rulings thereun-der. References to a particular section of the Code include references to successor provisions of the Code or any successor code.

               2.10 "COMMITTEE", "PLAN COMMITTEE" and "MANAGEMENT COMMIT-TEE" have the meaning set forth in Article 3.

                2.11 "COMMON STOCK" means the common stock, $.01 par value, of the Company.

               2.12 "COMPANY" has the meaning set forth in Section 1.1.

               2.13 "COVERED EMPLOYEE" means a Grantee who, as of the date that the value of an Award is recognizable as taxable income, is one of the group of "covered employees," within the meaning of Code Section 162(m).

               2.14 "DISABILITY" means, unless otherwise defined in an Award Agreement, for purposes of the exercise of an Incentive Stock Option after Termination of Affiliation, a disability within the meaning of Section 22(e)(3) of the Code, and for all other purposes, a mental or physical condition which, in the judgment of the Committee, renders a Grantee unable to perform any of the principal job responsibilities which such Grantee held or the tasks to which such Grantee was assigned at the time the disability was incurred, and which condition is expected to be permanent or for an indefinite duration exceeding two years.

               2.15 "DISQUALIFYING DISPOSITION" has the meaning set forth in Section 6.4.

               2.16 "EFFECTIVE DATE" has  the meaning set forth  in Section
          1.1.

               2.17 "ELIGIBLE PERSON" means (i) any employee (including any officer) of the Company or any Subsidiary, including any such employee who is on an approved leave of absence, layoff, or has been subject to a disability which does not qualify as a Disabil-ity, (ii) any director of the Company or any Subsidiary and
          (iii) any person performing services for the Company or a Subsid-iary in the capacity of a consultant. Solely for purposes of granting KCSI Substitute Options (as defined in Section 6.3), Eligible Person shall also include any person who holds a KCSI Option (as defined in Section 6.3) as of the date that a KCSI Substitute Option is granted.

               2.18 "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended from time to time. References to a particular section of the Exchange Act include references to successor provisions.

               2.19 "EXTRAORDINARY TRANSACTION" has the meaning set forth in Section 2.7.

               2.20 "FAIR MARKET VALUE" means (A) with respect to any property other than Shares, the fair market value of such proper-ty determined by such methods or procedures as shall be estab-lished from time to time by the Committee, and (B) with respect to Shares, unless otherwise determined by the Committee, as of any date, (i) the average of the high and low trading prices on the date of determination on the New York Stock Exchange (or, if no sale of Shares was reported for such date, on the next preced-ing date on which a sale of Shares was reported), (ii) if the Shares are not listed on the New York Stock Exchange, the average of the high and low trading prices of the Shares on such other national exchange on which the Shares are principally traded or as reported by the National Market System, or similar organiza-tion, or if no such quotations are available, the average of the high bid and low asked quotations in the over-the-counter market as reported by the National Quotation Bureau Incorporated or similar organizations; or (iii) in the event that there shall be no public market for the Shares, the fair market value of the Shares as determined by the Committee.

                2.21 "FREESTANDING SAR" means an SAR that is granted inde-pendently of any other Award.

               2.22 "GOOD REASON" means, unless otherwise defined in an Award Agreement, the occurrence after a Change of Control, without a Grantee's prior written consent, of any one or more of the following:

                    (i) the assignment to the Grantee of any duties which result in a material adverse change in the Grantee's posi-tion (including status, offices, titles, and reporting requirements), authority, duties, or other responsibilities with the Company, or any other action of the Company which results in a material adverse change in such position, authority, duties, or responsibilities, other than an insub-stantial and inadvertent action which is remedied by the Company promptly after receipt of notice thereof given by the Grantee,

                    (ii) any relocation of the Grantee of more than 40 miles from the place where the Grantee was located at the time of the Change of Control, or

                    (iii) a material reduction or elimination of any compo-
               nent of the Grantee's rate of compensation, including (x) base salary, (y) any incentive payment or (z) benefits or perquisites which the Grantee was receiving immediately prior to a Change of Control.

               2.23 "GRANT DATE" has the meaning set forth in Section 5.2.

               2.24 "GRANTEE" means an individual who has been granted an Award.

               2.25 "INCENTIVE STOCK  OPTION" means an option granted under
          Article 6 of the Plan that is intended to meet the requirements of Section 422 of the Code or any successor provisions thereto.

               2.26 "INCLUDING" or "INCLUDES" means "including, without limitation," or "includes, without limitation", respectively.

               2.27 "LSAR" means a limited stock appreciation right.

               2.28 "MATURE SHARES" means Shares for which the holder thereof has good title, free and clear of all liens and encum-brances, and which such holder either (i) has held for at least six months or (ii) has purchased on the open market.

               2.29 "MINIMUM CONSIDERATION" means $.01 per Share or such other amount that is from time to time considered to be capital for purposes of Section 154 of the Delaware General Corporation Law.

               2.30 "OPTION" means an option granted under Article 6 of the Plan.

               2.31 "OPTION PRICE" means the price at which a Share may be purchased by a Grantee pursuant to an Option.

               2.32 "OPTION TERM" means the period beginning on the Grant Date of an Option and ending on the expiration date of such Option, as specified in the Award Agreement for such Option and as may, consistent with the provisions of the Plan, be extended from time to time by the Committee prior to the expiration date of such Option then in effect.

               2.33 "OUTSIDE DIRECTOR" means a member of the Board who is not an employee of the Company or any Subsidiary.

               2.34 "PERFORMANCE-BASED EXCEPTION" means the performance-based exception from the tax deductibility limitations of Code
          Section 162(m).

               2.35 "PERFORMANCE  PERIOD"  has  the  meaning  set forth  in
          Section 9.2.

               2.36 "PERFORMANCE SHARE" or "PERFORMANCE UNIT" has the meaning set forth in Article 9.

               2.37 "PERIOD OF RESTRICTION" means the period during which the transfer of Restricted Shares is limited in some way (the length of the period being based on the passage of time, the achievement of performance goals, or upon the occurrence of other events as determined by the Committee), and the Shares are subject to a substantial risk of forfeiture, as provided in
          Article 8.

               2.38 "PERSON" shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, including a "group" as defined in Section 13(d) thereof.

               2.39 "PLAN" has the meaning set forth in Section 1.1.

               2.40 "REQUIRED WITHHOLDING"  has  the meaning  set forth  in
          Article 16.

               2.41 "RESTRICTED SHARES" means Shares that are subject to forfeiture if the Grantee does not satisfy the conditions speci-fied in the Award Agreement applicable to such Shares.

               2.42 "RETIREMENT" means for any Grantee who is an employee, Termination of Affiliation by the Grantee upon either (i) having both attained age fifty-five (55) and completed at least ten (10) years of service with the Company or a Subsidiary or (ii) meeting such other requirements as may be specified by the Committee.

               2.43 "RULE 16B-3" means Rule 16b-3 promulgated by the SEC under the Exchange Act, as amended from time to time, together with any successor rule, as in effect from time to time.

               2.44 "SAR" means a stock appreciation right.

               2.45 "SEC" means the United States Securities and Exchange Commission, or any successor thereto.

               2.46 "SECTION" means, unless the context otherwise requires, a Section of the Plan.

               2.47 "SECTION 16 PERSON" means a person who is subject to potential liability under Section 16(b) of the 1934 Act with respect to transactions involving equity securities of the Company.

               2.48 "SHARE" means a share of Common Stock.

               2.49 "SPINOFF DISTRIBUTION" means the distribution by KCSI of at least 80% of the outstanding Shares, as a result of which the Company ceases to be a subsidiary of KCSI.

               2.50 "STRIKE PRICE" of any SAR shall equal, for any Tandem SAR (whether such Tandem SAR is granted at the same time as or after the grant of the related Option), the Option Price of such Option, or for any other SAR, 100% of the Fair Market Value of a Share on the Grant Date of such SAR; provided that the Committee may specify a higher Strike Price in the Award Agreement.

               2.51 "SUBSIDIARY" means, for purposes of grants of Incentive Stock Options, a corporation as defined in Section 424(f) of the Code (with the Company being treated as the employer corporation for purposes of this definition) and, for all other purposes, a United States or foreign corporation with respect to which the Company owns, directly or indirectly, 50% (or such lesser per-centage as the Committee may specify, which percentage may be changed from time to time and may be different for different entities) or more of the Voting Power of such corporation.

               2.52 "TANDEM SAR" means an SAR that is granted in connection with a related Option, the exercise of which shall require cancellation of the right to purchase a Share under the related Option (and when a Share is purchased under the related Option, the Tandem SAR shall similarly be canceled).

               2.53 "TERMINATION OF AFFILIATION" occurs on the first day on which an individual is for any reason no longer providing servic-es to the Company or any Subsidiary in the capacity of an employ-ee, director or consultant, or with respect to an individual who is an employee or director of, or consultant to, a corporation which is a Subsidiary, the first day on which such corporation ceases to be a Subsidiary.

               2.54 "10% OWNER" means a person who owns capital stock (including stock treated as owned under Section 424(d) of the Code) possessing more than 10% of the total combined voting power of all classes of capital stock of the Company or any Subsidiary.

               2.55 "VOTING POWER" means the combined voting power of the then-outstanding securities of a corporation entitled to vote generally in the election of directors.

          ARTICLE 3.  ADMINISTRATION

               3.1  COMMITTEE.

                    (a) Subject to Article 15, and to Section 3.2, the Plan shall be administered by the Board, or a committee appoint-ed by the Board to administer the Plan ("Plan Committee"). To the extent the Board considers it desirable to comply with or qualify under Rule 16b-3 or meet the Performance-Based Exception, the Plan Committee shall consist of two or more directors of the Company, all of whom qualify as "outside directors" as defined for purposes of the regulations under Code Section 162(m) and "non-employee directors" within the meaning of Rule 16b-3. The number of members of the Plan Committee shall from time to time be increased or decreased, and shall be subject to such condi-tions, in each case as the Board deems appropriate to permit transactions in Shares pursuant to the Plan to satisfy such conditions of Rule 16b-3 and the Performance-Based Exception as then in effect.

                    (b) The Board or the Plan Committee may appoint and delegate to another committee ("Management Committee") any or all of the authority of the Board or the Plan Committee, as applica-ble, with respect to Awards to Grantees other than Grantees who are Section 16 Persons at the time any such delegated authority is exercised.

                     (c) Any references herein to "Committee" are referenc-es to the Board, or the Plan Committee or the Management Commit-tee, as applicable.

               3.2 POWERS OF COMMITTEE. Subject to the express provisions of the Plan, the Committee has full and final authority and sole discretion as follows:

                    (i) to determine when, to whom and in what types and amounts Awards should be granted and the terms and conditions applicable to each Award, including the benefit payable under any SAR, Performance Unit or Performance Share, and whether or not specific Awards shall be granted in connection with other specif-ic Awards, and if so whether they shall be exercisable cumula-tively with, or alternatively to, such other specific Awards;

                    (ii) to determine the amount, if any, that a Grantee shall pay for Restricted Shares, whether to permit or require the payment of cash dividends thereon to be deferred and the terms related thereto, when Restricted Shares (including Restricted Shares acquired upon the exercise of an Option) shall be forfeit-ed and whether such shares shall be held in escrow;

                    (iii) to construe and interpret the Plan and to make all determinations necessary or advisable for the administration of the Plan;

                    (iv) to make, amend, and rescind rules relating to the Plan, including rules with respect to the exercisability and nonforfeitability of Awards upon the Termination of Affiliation of a Grantee;

                    (v) to determine the terms and conditions of all Award Agreements (which need not be identical) and, with the consent of the Grantee, to amend any such Award Agreement at any time, among other things, to permit transfers of such Awards to the extent permitted by the Plan; provided that the consent of the Grantee shall not be required for any amendment which (A) does not adversely affect the rights of the Grantee, or (B) is necessary or advisable (as determined by the Committee) to carry out the purpose of the Award as a result of any new or change in existing applicable law;

                    (vi) to cancel, with the consent of the Grantee, out-standing Awards and to grant new Awards in substitution therefor;

                    (vii) to accelerate the exercisability (including exercisability within a period of less than six months after the Grant Date) of, and to accelerate or waive any or all of the terms and conditions applicable to, any Award or any group of Awards for any reason and at any time, including in connection with a Termination of Affiliation;

                    (viii) subject to Sections 1.3 and 5.3, to extend the time during which any Award or group of Awards may be exercised;

                    (ix) to make such adjustments or modifications to Awards to Grantees working outside the United States as are advisable to fulfill the purposes of the Plan or to comply with applicable local law;

                    (x) to impose such additional terms and conditions upon the grant, exercise or retention of Awards as the Committee may, before or concurrently with the grant thereof, deem appro-priate, including limiting the percentage of Awards which may from time to time be exercised by a Grantee; and

                     (xi) to take any other action with respect to any matters relating to the Plan for which it is responsible.

               All determinations on all matters relating to the Plan or any Award Agreement may be made in the sole and absolute discre-tion of the Committee, and all such determinations of the Commit-tee shall be final, conclusive and binding on all Persons. No member of the Committee shall be liable for any action or deter-mination made with respect to the Plan or any Award.

          ARTICLE 4.  SHARES SUBJECT TO THE PLAN AND MAXIMUM AWARDS

               4.1 NUMBER OF SHARES AVAILABLE FOR GRANTS. Subject to adjustment as provided in Section 4.2, the number of Shares hereby reserved for issuance under the Plan shall be 30,000,000, and the number of Shares for which Awards (other than KCSI Substitute Options, as defined in Section 6.3) may be granted to any Grantee on any Grant Date, when aggregated with the number of Shares for which Awards (other than KCSI Substitute Options) have previously been granted to such Grantee in the same calendar year, shall not exceed one percent (1%) of the total Shares outstanding as of such Grant Date; provided, however, that the total number of Shares for which Awards (other than KCSI Substi-tute Options) may be granted to any Grantee in any calendar year shall not exceed 2,000,000. If any Shares subject to an Award granted hereunder are forfeited or such Award otherwise termi-nates without the issuance of such Shares or of other consider-ation in lieu of such Shares, the Shares subject to such Award, to the extent of any such forfeiture or termination shall again be available for grant under the Plan. If any Shares (whether subject to or received pursuant to an Award granted hereunder, purchased on the open market, or otherwise obtained) are with-held, applied as payment, or sold pursuant to procedures approved by the Committee and the proceeds thereof applied as payment in connection with the exercise of an Award or the withholding of taxes related thereto, such Shares, to the extent of any such withholding or payment, shall again be available or shall in-crease the number of Shares available, as applicable, for grant under the Plan. The Committee may from time to time determine the appropriate methodology for calculating the number of Shares issued pursuant to the Plan. Shares issued pursuant to the Plan may be treasury Shares or newly-issued Shares.

               4.2 ADJUSTMENTS IN AUTHORIZED SHARES. In the event that the Committee determines that any dividend or other distribution (whether in the form of cash, Shares, other securities, or other property), recapitalization, stock split, reverse stock split, subdivision, consolidation or reduction of capital, reorganiza-tion, merger, scheme of arrangement, split-up, spin-off or combination involving the Company or repurchase or exchange of Shares or other rights to purchase Shares or other securities of the Company, or other similar corporate transaction or event that occurs at any time after the Spinoff Distribution affects the Shares such that any adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of (i) the number and type of Shares (or other securities or property) with respect to which Awards may be granted, (ii) the number and type of Shares (or other securities or property) subject to outstanding Awards, and
          (iii) the grant or exercise price with respect to any Award or, if deemed appropriate, make provision for a cash payment to the holder of an outstanding Award or the substitution of other property for Shares subject to an outstanding Award; provided, in each case that with respect to Awards of Incentive Stock Options no such adjustment shall be authorized to the extent that such adjustment would cause the Plan to violate Section 422(b)(1) of the Code or any successor provision thereto; and provided fur-ther, that the number of Shares subject to any Award denominated in Shares shall always be a whole number.

          ARTICLE 5.  ELIGIBILITY AND GENERAL CONDITIONS OF AWARDS

               5.1  ELIGIBILITY.   The Committee  may grant  Awards to  any
          Eligible Person, whether or not he or she has previously received an Award.

               5.2  GRANT DATE.   The Grant Date of  an Award shall  be the
          date on which the Committee grants the Award or such later date as specified by the Committee.

               5.3 MAXIMUM TERM. The Option Term or other period during which an Award may be outstanding shall under no circumstances extend more than 10 years after the Grant Date, and shall be subject to earlier termination as herein provided; provided, however, that any deferral of a cash payment or of the delivery of Shares that is permitted or required by the Committee pursuant to Article 12 may, if so permitted or required by the Committee, extend more than 10 years after the Grant Date of the Award to which the deferral relates.

               5.4 AWARD AGREEMENT. To the extent not set forth in the Plan, the terms and conditions of each Award (which need not be the same for each grant or for each Grantee) shall be set forth in an Award Agreement.

               5.5 RESTRICTIONS ON SHARE TRANSFERABILITY. The Committee may impose such restrictions on any Shares acquired pursuant to the exercise or vesting of an Award as it may deem advisable, including restrictions under applicable federal securities laws.

               5.6 TERMINATION OF AFFILIATION. Except as otherwise provided in an Award Agreement, and subject to the provisions of
          Section 14.1, the extent to which the Grantee shall have the right to exercise, vest in, or receive payment in respect of an Award following Termination of Affiliation shall be determined in accordance with the following provisions of this Section 5.6.

                    (a) FOR CAUSE. If a Grantee has a Termination of Affiliation for Cause, (i) the Grantee's Restricted Shares that are forfeitable shall thereupon be forfeited, subject to the provisions of Section 8.4 regarding repayment of certain amounts to the Grantee; and (ii) any unexercised Option, LSAR or SAR, and any Performance Share or Performance Unit with respect to which the Performance Period has not ended as of the date of such Termination of Affiliation, shall terminate effective immediately upon such Termination of Affiliation.

                    (b) ON ACCOUNT OF DEATH OR DISABILITY. If a Grantee has a Termination of Affiliation on account of death or Disabili-ty, then:

                         (i) the Grantee's Restricted Shares that were forfeitable shall thereupon become nonforfeitable;

                         (ii) any unexercised Option or SAR, whether or not exercisable on the date of such Termination of Affiliation, may be exercised, in whole or in part, within the first 12 months after such Termination of Affiliation (but only during the Option
          Term) by the Grantee or, after his or her death, by (A) his or her personal representative or the person to whom the Option or SAR, as applicable, is transferred by will or the applicable laws of descent and distribution, or (B) the Grantee's beneficiary designated in accordance with Article 11; and

                         (iii) the benefit payable with respect to any Performance Share or Performance Unit with respect to which the Performance Period has not ended as of the date of such Termina-tion of Affiliation on account of death or Disability shall be equal to the product of the Fair Market Value of a Share as of the date of such Termination of Affiliation or the value of the Performance Unit specified in the Award Agreement (determined as of the date of such Termination of Affiliation), as applicable, multiplied successively by each of the following:

                              (1) a fraction, the numerator of which is the number of months (including as a whole month any partial month) that have elapsed since the beginning of such Performance Period until the date of such Termination of Affiliation and the denominator of which is the number of months (including as a whole month any partial month) in the Performance Period; and

                              (2) a percentage determined by the Committee that would be earned under the terms of the applicable Award Agreement assuming that the rate at which the performance goals have been achieved as of the date of such Termination of Affilia-tion would continue until the end of the Performance Period, or, if the Committee elects to compute the benefit after the end of the Performance Period, the Performance Percentage, as determined by the Committee, attained during the Performance Period.

                    (c)  ON  ACCOUNT OF  RETIREMENT.   If a  Grantee  has a
          Termination of Affiliation on account of Retirement, then:

                         (i) the Grantee's Restricted Shares that were forfeitable shall thereupon become nonforfeitable;

                         (ii) any unexercised Option or SAR, whether or not exercisable on the date of such Termination of Affiliation, may be exercised, in whole or in part, within the first five years after such Termination of Affiliation (but only during the Option Term) by the Grantee or, after his or her death, by (A) his or her personal representative or the person to whom the Option or SAR, as applicable, is transferred by will or the applicable laws of descent and distribution, or (B) the Grantee's beneficiary designated in accordance with Article 11; and

                         (iii) the benefit payable with respect to any Performance Share or Performance Unit with respect to which the Performance Period has not ended as of the date of such Termina-tion of Affiliation on account of Retirement shall be equal to the product of the Fair Market Value of a Share as of the date of such Termination of Affiliation or the value of the Performance Unit specified in the Award Agreement (determined as of the date of such Termination of Affiliation), as applicable, multiplied successively by each of the following:

                              (1) a fraction, the numerator of which is the number of months (including as a whole month any partial month) that have elapsed since the beginning of such Performance Period until the date of such Termination of Affiliation and the denominator of which is the number of months (including as a whole month any partial month) in the Performance Period; and

                              (2) a percentage determined by the Committee that would be earned under the terms of the applicable Award Agreement assuming that the rate at which the performance goals have been achieved as of the date of such Termination of Affilia-tion would continue until the end of the Performance Period, or, if the Committee elects to compute the benefit after the end of the Performance Period, the Performance Percentage, as determined by the Committee, attained during the Performance Period.

                    (d)  ANY OTHER REASON.   If a Grantee has a Termination
          of Affiliation for any reason other than for Cause, death, Disability or Retirement, then:

                         (i) the Grantee's Restricted Shares, to the extent forfeitable on the date of the Grantee's Termination of Affiliation, shall be forfeited on such date;

                         (ii) any unexercised Option or SAR, to the extent exercisable immediately before the Grantee's Termination of Affiliation, may be exercised in whole or in part, not later than three months after such Termination of Affiliation (but only during the Option Term) by the Grantee or, after his or her death, by (A) his or her personal representative or the person to whom the Option or SAR, as applicable, is transferred by will or the applicable laws of descent and distribution, or (B) the Grantee's beneficiary designated in accordance with Article 11; and

                         (iii) any Performance Shares or Performance Units with respect to which the Performance Period has not ended as of the date of such Termination of Affiliation shall terminate immediately upon such Termination of Affiliation.

               5.7  NONTRANSFERABILITY OF AWARDS.

                    (a) Except as provided in Section 5.7(c) below, each Award, and each right under any Award, shall be exercisable only by the Grantee during the Grantee's lifetime, or, if permissible under applicable law, by the Grantee's guardian or legal repre-sentative or by a transferee receiving such Award pursuant to a qualified domestic relations order (a "QDRO") as defined in the Code or Title I of the Employee Retirement Income Security Act of 1974 as amended ("ERISA"), or the rules thereunder.

                    (b) Except as provided in section 5.7(c) below, no Award (prior to the time, if applicable, Shares are issued in respect of such Award), and no right under any Award, may be assigned, alienated, pledged, attached, sold or otherwise trans-ferred or encumbered by a Grantee otherwise than by will or by the laws of descent and distribution (or in the case of Restrict-ed Shares, to the Company) or pursuant to a QDRO, and any such purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance shall be void and unenforceable against the Company or any Subsidiary; provided, that the designation of a beneficiary shall not constitute an assignment, alienation, pledge, attachment, sale, transfer or encumbrance.

                    (c) To the extent and in the manner permitted by the Committee, and subject to such terms, conditions, restrictions or limitations that may be prescribed by the Committee, a Grantee may transfer an Award (other than an Incentive Stock Option) to
          (i) a spouse, sibling, parent, child (including an adopted child) or grandchild (any of which, an "Immediate Family Member") of the Grantee; (ii) a trust, the primary beneficiaries of which consist exclusively of the Grantee or Immediate Family Members of the Grantee; or (iii) a corporation, partnership or similar entity, the owners of which consist exclusively of the Grantee or Immedi-ate Family Members of the Grantee.

               5.8 CANCELLATION AND RESCISSION OF AWARDS. Unless the Award Agreement specifies otherwise, the Committee may cancel, rescind, suspend, withhold, or otherwise limit or restrict any unexercised Award at any time if the Grantee is not in compliance with all applicable provisions of the Award Agreement and the Plan or if the Grantee has a Termination of Affiliation for Cause.

               5.9 LOANS AND GUARANTEES. The Committee may, subject to applicable law, (i) allow a Grantee to defer payment to the Company of all or any portion of the Option Price of an Option or the purchase price of Restricted Shares, or (ii) cause the Company to loan to the Grantee, or guarantee a loan from a third party to the Grantee for, all or any portion of the Option Price of an Option or the purchase price of Restricted Shares or all or any portion of any taxes associated with the exercise, nonforfeitability of, or payment of benefits in connection with, an Award. Any such payment deferral, loan or guarantee by the Company shall be on such terms and conditions as the Committee may determine.

          ARTICLE 6.  STOCK OPTIONS

               6.1 Grant of Options. Subject to the terms and provisions of the Plan, Options may be granted to any Eligible Person in such number, and upon such terms, and at any time and from time to time as shall be determined by the Committee. Without in any manner limiting the generality of the foregoing, the Committee may grant to any Eligible Person, or permit any Eligible Person to elect to receive, an Option in lieu of or in substitution for any other compensation (whether payable currently or on a de-ferred basis, and whether payable under this Plan or otherwise) which such Eligible Person may be eligible to receive from the Company or a Subsidiary.

               6.2 AWARD AGREEMENT. Each Option grant shall be evidenced by an Award Agreement that shall specify the Option Price, the Option Term, the number of shares to which the Option pertains, the time or times at which such Option shall be exercisable and such other provisions as the Committee shall determine.

               6.3 OPTION PRICE. The Option Price of an Option under this Plan shall be determined by the Committee, and shall be equal to or more than 100% of the Fair Market Value of a Share on the Grant Date; provided, however, that any Option that is
          (i) granted to a Grantee in connection with the Spinoff Distribu-tion, (ii) associated with an option to purchase shares of stock of KCSI ("KCSI Option") held by such Grantee immediately prior to such Spinoff Distribution, and (iii) intended to preserve for the Grantee the economic value of all or a portion of such KCSI Option ("KCSI Substitute Option") may, to the extent necessary to achieve such preservation of economic value, be granted with an Option Price that is less than 100% of the Fair Market Value of a Share on the Grant Date; and provided, further, that any Option that is (x) granted to a Grantee in connection with the acquisi-tion ("Acquisition"), however effected, by the Company of another corporation or entity ("Acquired Entity") or the assets thereof,
          (y) associated with an option to purchase shares of stock of the Acquired Entity or an affiliate thereof ("Acquired Entity Op-tion") held by such Grantee immediately prior to such Acquisi-tion, and (z) intended to preserve for the Grantee the economic value of all or a portion of such Acquired Entity Option ("Sub-stitute Option") may, to the extent necessary to achieve such preservation of economic value, be granted with an Option Price that is less than 100% of the Fair Market Value of a Share on the Grant Date.

                6.4 GRANT OF INCENTIVE STOCK OPTIONS. At the time of the grant of any Option, the Committee may designate that such Option shall be made subject to additional restrictions to permit it to qualify as an "incentive stock option" under the requirements of
          Section 422 of the Code. Any Option designated as an Incentive Stock Option shall, to the extent required by Section 422 of the
          Code:

                    (i) if granted to a 10% Owner, have an Option Price not less than 110% of the Fair Market Value of a Share on its Grant Date;

                    (ii) be exercisable for a period of not more than 10 years (five years in the case of an Incentive Stock Option granted to a 10% Owner) from its Grant Date, and be subject to earlier termination as provided herein or in the applicable Award Agreement;

                    (iii) not have an aggregate Fair Market Value (as of the Grant Date of each Incentive Stock Option) of the Shares with respect to which Incentive Stock Options (whether granted under the Plan or any other stock option plan of the Grantee's employer or any parent or Subsidiary thereof ("Other Plans")) are exercis-able for the first time by such Grantee during any calendar year, determined in accordance with the provisions of Section 422 of the Code, which exceeds $100,000 (the "$100,000 Limit");

                    (iv) if the aggregate Fair Market Value of the Shares (determined on the Grant Date) with respect to the portion of such grant which is exercisable for the first time during any calendar year ("Current Grant") and all Incentive Stock Options previously granted under the Plan and any Other Plans which are exercisable for the first time during the same calendar year ("Prior Grants") would exceed the $100,000 Limit, be exercisable as follows:

                         (A) the portion of the Current Grant which would, when added to any Prior Grants, be exercisable with respect to Shares which would have an aggregate Fair Market Value (determined as of the respective Grant Date for such op-tions) in excess of the $100,000 Limit shall, notwithstand-ing the terms of the Current Grant, be exercisable for the first time by the Grantee in the first subsequent calendar year or years in which it could be exercisable for the first time by the Grantee when added to all Prior Grants without exceeding the $100,000 Limit; and

                         (B) if, viewed as of the date of the Current Grant, any portion of a Current Grant could not be exercised under the preceding provisions of this Section during any calendar year commencing with the calendar year in which it is first exercisable through and including the last calendar year in which it may by its terms be exercised, such portion of the Current Grant shall not be an Incentive Stock Option, but shall be exercisable as an Option which is not an Incen-tive Stock Option at such date or dates as are provided in the Current Grant;

                    (v) be granted within 10 years from the earlier of the date the Plan is adopted or the date the Plan is approved by the stockholders of the Company; and

                    (vi) by its terms not be assignable or transferable other than by will or the laws of descent and distribution and may be exercised, during the Grantee's lifetime, only by the Grantee; provided, however, that the Grantee may, in any manner permitted by the Plan and specified by the Committee, designate in writing a beneficiary to exercise his or her Incentive Stock Option after the Grantee's death.

               Any Option designated as an Incentive Stock Option shall also require the Grantee to notify the Committee of any disposi-tion of any Shares issued pursuant to the exercise of the Incen-tive Stock Option under the circumstances described in Sec-tion 421(b) of the Code (relating to certain disqualifying dispositions) (any such circumstance, a "Disqualifying Disposi-tion"), within 10 days of such Disqualifying Disposition.

               Notwithstanding the foregoing and Section 3.2(v), the Committee may, without the consent of the Grantee, at any time before the exercise of an Option (whether or not an Incentive Stock Option), take any action necessary to prevent such Option from being treated as an Incentive Stock Option.

               6.5 PAYMENT. Options granted under this Article 6 shall be exercised by the delivery of a written notice of exercise to the Company, setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares made by any one or more of the following means subject to the approval of the Committee:

                         (a)  cash, personal check or wire transfer;

                         (b) Mature Shares, valued at their Fair Market Value on the date of exercise;

                         (c) Restricted Shares held by the Grantee for at least six months prior to the exercise of the Option, each such share valued at the Fair Market Value of a Share on the date of exercise;

                         (d) subject to applicable law, pursuant to proce-dures approved by the Committee, through the sale of the Shares acquired on exercise of the Option through a broker-dealer to whom the Grantee has submitted an irrevoca-ble notice of exercise and irrevocable instructions to deliver promptly to the Company the amount of sale or loan proceeds sufficient to pay for such Shares, together with, if requested by the Company, the amount of federal, state, local or foreign withholding taxes payable by Grantee by reason of such exercise; or

                         (e) when permitted by the Committee, payment may also be made in accordance with Section 5.9.

          If any Restricted Shares ("Tendered Restricted Shares") are used to pay the Option Price, a number of Shares acquired on exercise of the Option equal to the number of Tendered Restricted Shares shall be subject to the same restrictions as the Tendered Re-stricted Shares, determined as of the date of exercise of the Option.

          ARTICLE 7. STOCK APPRECIATION RIGHTS AND LIMITED STOCK APPRECIA-TION RIGHTS

               7.1 GRANT OF SARS. Subject to the terms and conditions of the Plan, SARs may be granted to any Eligible Person at any time and from time to time as shall be determined by the Committee. The Committee may grant Freestanding SARs, Tandem SARs, or any combination thereof.

                The Committee shall determine the number of SARs granted to each Grantee (subject to Article 4), the Strike Price thereof, and, consistent with Section 7.2 and the other provisions of the Plan, the other terms and conditions pertaining to such SARs.

               7.2  EXERCISE OF  TANDEM SARS.  Tandem SARs may be exercised for all or part of the Shares subject to the related Award upon the surrender of the right to exercise the equivalent portion of the related Award. A Tandem SAR may be exercised only with respect to the Shares for which its related Award is then exer-cisable.

               Notwithstanding any other provision of this Plan to the contrary, with respect to a Tandem SAR, (i) the Tandem SAR will expire no later than the expiration of the underlying Option;
          (ii) the value of the payout with respect to the Tandem SAR may be for no more than 100% of the difference between the Option Price of the underlying Option and the Fair Market Value of the Shares subject to the underlying Option at the time the Tandem SAR is exercised; and (iii) the Tandem SAR may be exercised only when the Fair Market Value of the Shares subject to the Option exceeds the Option Price of the Option.

               7.3  PAYMENT OF SAR AMOUNT.   Upon exercise of an  SAR, the
          Grantee shall be entitled to receive payment from the Company in an amount determined by multiplying:

                    (a) the excess of the Fair Market Value of a Share on the date of exercise over the Strike Price;

          by

                    (b) the number of Shares with respect to which the SAR is exercised;

          provided that the Committee may provide in the Award Agreement that the benefit payable on exercise of an SAR shall not exceed such percentage of the Fair Market Value of a Share on the Grant Date as the Committee shall specify. As determined by the Committee, the payment upon SAR exercise may be in cash, in Shares which have an aggregate Fair Market Value (as of the date of exercise of the SAR) equal to the amount of the payment, or in some combination thereof, as set forth in the Award Agreement.

               7.4 GRANT OF LSARS. Subject to the terms and conditions of the Plan, LSARs may be granted to any Eligible Person at any time and from time to time as shall be determined by the Committee. Each LSAR shall be identified with a Share subject to an Option or SAR held by the Grantee, which may include an Option or SAR previously granted under the Plan. Upon the exercise, expira-tion, termination, forfeiture or cancellation of the Option or SAR with which an LSAR is identified, such LSAR shall terminate.

               7.5 EXERCISE OF LSARS. Each LSAR shall automatically be exercised upon a Change of Control which has not been approved by the Incumbent Board. The exercise of an LSAR shall result in the cancellation of the Option or SAR with which such LSAR is identi-fied, to the extent of such exercise.

               7.6 PAYMENT OF LSAR AMOUNT. Within 10 business days after the exercise of an LSAR, the Company shall pay to the Grantee, in cash, an amount equal to the difference between:

                    (a)  the greatest of (i) the  Change of Control  Value,
                         (ii) the Fair Market Value of a Share on the date occurring during the 180-day period immediately preceding the date of the Change of Control on which such Fair Market Value is the greatest or
                         (iii) such other valuation amount, if any, as may be determined pursuant to the provisions of the applicable Award Agreement;

          minus

                    (b) either (i) in the case of an LSAR identified with an Option, the Option Price of such Option or
                         (ii) in the case of an LSAR identified with an SAR, the Strike Price of such SAR.

          ARTICLE 8.  RESTRICTED SHARES

               8.1 GRANT OF RESTRICTED SHARES. Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant Restricted Shares to any Eligible Person in such amounts as the Committee shall determine.

               8.2 AWARD AGREEMENT. Each grant of Restricted Shares shall be evidenced by an Award Agreement that shall specify the Peri-od(s) of Restriction, the number of Restricted Shares granted, and such other provisions as the Committee shall determine. The Committee may impose such conditions and/or restrictions on any Restricted Shares granted pursuant to the Plan as it may deem advisable, including restrictions based upon the achievement of specific performance goals (Company-wide, divisional, Subsidiary and/or individual), time-based restrictions on vesting, and/or restrictions under applicable securities laws.

               8.3 CONSIDERATION. The Committee shall determine the amount, if any, that a Grantee shall pay for Restricted Shares, which shall be (except with respect to Restricted Shares that are treasury shares) at least the Minimum Consideration for each Restricted Share. Such payment shall be made in full by the Grantee before the delivery of the shares and in any event no later than 10 business days after the Grant Date for such shares.

               8.4 EFFECT OF FORFEITURE. If Restricted Shares are for-feited, and if the Grantee was required to pay for such shares or acquired such Restricted Shares upon the exercise of an Option, the Grantee shall be deemed to have resold such Restricted Shares to the Company at a price equal to the lesser of (x) the amount paid by the Grantee for such Restricted Shares, or (y) the Fair Market Value of a Share on the date of such forfeiture. The Company shall pay to the Grantee the required amount as soon as is administratively practical. Such Restricted Shares shall cease to be outstanding, and shall no longer confer on the Grantee thereof any rights as a stockholder of the Company, from and after the date of the event causing the forfeiture, whether or not the Grantee accepts the Company's tender of payment for such Restricted Shares.

               8.5 ESCROW; LEGENDS. The Committee may provide that the certificates for any Restricted Shares (x) shall be held (togeth-er with a stock power executed in blank by the Grantee) in escrow by the Secretary of the Company until such Restricted Shares become nonforfeitable or are forfeited and/or (y) shall bear an appropriate legend restricting the transfer of such Restricted Shares. If any Restricted Shares become nonforfeitable, the Company shall cause certificates for such shares to be issued without such legend.

           ARTICLE 9.  PERFORMANCE UNITS AND PERFORMANCE SHARES

               9.1 GRANT OF PERFORMANCE UNITS AND PERFORMANCE SHARES. Subject to the terms of the Plan, Performance Units or Perfor-mance Shares may be granted to any Eligible Person in such amounts and upon such terms, and at any time and from time to time, as shall be determined by the Committee.

               9.2 VALUE/PERFORMANCE GOALS. Each Performance Unit shall have an initial value that is established by the Committee at the time of grant. Each Performance Share shall have an initial value equal to the Fair Market Value of a Share on the date of grant. The Committee shall set performance goals which, depend-ing on the extent to which they are met, will determine the number or value of Performance Units or Performance Shares that will be paid out to the Grantee. For purposes of this Article 9, the time period during which the performance goals must be met shall be called a "Performance Period."

               9.3 EARNING OF PERFORMANCE UNITS AND PERFORMANCE SHARES. Subject to the terms of this Plan, after the applicable Perfor-mance Period has ended, the holder of Performance Units or Performance Shares shall be entitled to receive a payout based on the number and value of Performance Units or Performance Shares earned by the Grantee over the Performance Period, to be deter-mined as a function of the extent to which the corresponding performance goals have been achieved.

               If a Grantee is promoted, demoted or transferred to a different business unit of the Company during a Performance Period, then, to the extent the Committee determines the perfor-mance goals or Performance Period are no longer appropriate, the Committee may adjust, change or eliminate the performance goals or the applicable Performance Period as it deems appropriate in order to make them appropriate and comparable to the initial performance goals or Performance Period.

               9.4 FORM AND TIMING OF PAYMENT OF PERFORMANCE UNITS AND PERFORMANCE SHARES. Payment of earned Performance Units or
          Performance Shares shall be made in a lump sum following the close of the applicable Performance Period. The Committee may pay earned Performance Units or Performance Shares in the form of cash or in Shares (or in a combination thereof) which have an aggregate Fair Market Value equal to the value of the earned Performance Units or Performance Shares at the close of the applicable Performance Period. Such Shares may be granted subject to any restrictions deemed appropriate by the Committee. The form of payout of such Awards shall be set forth in the Award Agreement pertaining to the grant of the Award.

               As determined by the Committee, a Grantee may be entitled to receive any dividends declared with respect to Shares which have been earned in connection with grants of Performance Units or
          Performance Shares but not yet distributed to the Grantee. In addition, a Grantee may, as determined by the Committee, be entitled to exercise his or her voting rights with respect to such Shares.

          ARTICLE 10.  BONUS SHARES

               Subject to the terms of the Plan, the Committee may grant Bonus Shares to any Eligible Person, in such amount and upon such terms and at any time and from time to time as shall be deter-mined by the Committee. The terms of such Bonus Shares shall be set forth in the Award Agreement pertaining to the grant of the Award.
          ARTICLE 11.  BENEFICIARY DESIGNATION

               Each Grantee under the Plan may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under the Plan is to be paid in case of his or her death before he or she receives any or all of such benefit. Each such designation shall revoke all prior designations by the same Grantee, shall be in a form prescribed by the Company, and will be effective only when filed by the Grantee in writing with the Company during the Grantee's life-time. In the absence of any such designation, benefits remaining unpaid at the Grantee's death shall be paid to the Grantee's estate.

          ARTICLE 12.  DEFERRALS

               The Committee may permit or require a Grantee to defer receipt of the payment of cash or the delivery of Shares that would otherwise be due by virtue of the exercise of an Option or SAR, the lapse or waiver of restrictions with respect to Re-stricted Shares, the satisfaction of any requirements or goals with respect to Performance Units or Performance Shares, or the grant of Bonus Shares. If any such deferral is required or permitted, the Committee shall establish rules and procedures for such deferrals. Except as otherwise provided in an Award Agree-ment, any payment or any Shares that are subject to such deferral shall be made or delivered to the Grantee upon the Grantee's Termination of Affiliation.

          ARTICLE 13.  RIGHTS OF EMPLOYEES/DIRECTORS/CONSULTANTS

               13.1 EMPLOYMENT. Nothing in the Plan shall interfere with or limit in any way the right of the Company to terminate any Grantee's employment, directorship or consultancy at any time, nor confer upon any Grantee the right to continue in the employ or as a director or consultant of the Company.

               13.2 PARTICIPATION. No employee, director or consultant shall have the right to be selected to receive an Award under this Plan, or, having been so selected, to be selected to receive a future Award.

          ARTICLE 14.  CHANGE OF CONTROL

               14.1 CHANGE OF CONTROL. Except as otherwise provided in an Award Agreement, if a Change of Control occurs, then:

                    (i) the Grantee's Restricted Shares that were forfeit-able shall thereupon become nonforfeitable;

                    (ii) any unexercised Option or SAR, whether or not exercisable on the date of such Change of Control, shall thereup-on be fully exercisable and may be exercised, in whole or in part; and

                    (iii) the Company shall immediately pay to the Grant-ee, with respect to any Performance Share or Performance Unit with respect to which the Performance Period has not ended as of the date of such Change of Control, a cash payment equal to the product of (A) in the case of a Performance Share, the Change of Control Value or (B) in the case of a Performance Unit, the value of the Performance Unit specified in the Award Agreement, as applicable, multiplied successively by each of the following:

                         (a) a fraction, the numerator of which is the number of whole and partial months that have elapsed between the beginning of such Performance Period and the date of such Change of Control and the denominator of which is the number of whole and partial months in the Performance Period; and

                         (b) a percentage equal to a greater of (x) the target percentage, if any, specified in the applicable Award Agreement or (y) the maximum percentage, if any, that would be earned under the terms of the applicable Award Agreement assuming that the rate at which the performance goals have been achieved as of the date of such Change of Control would continue until the end of the Performance Period.

               14.2 POOLING OF INTERESTS ACCOUNTING.    If  the Committee
          determines, prior to a sale or merger of the Company that the Committee determines is reasonably likely to occur, that the grant or exercise of Options, SARs or LSARs would preclude the use of pooling of interests accounting ("pooling") after the consummation of such sale or merger and that such preclusion of pooling would have a material adverse effect on such sale or merger, the Committee may (a) make any adjustments in such Options, SARs or LSARs prior to the sale or merger that will permit pooling after the consummation of such sale or merger or
          (b) cause the Company to pay the benefits attributable to such Options, SARs or LSARs (including for this purpose not only the spread between the then Fair Market Value of the Shares subject to such Options, SARs or LSARs and the Option Price or Strike Price applicable thereto, but also the additional value of such Options, SARs, or LSARs in excess of such spread, as determined by the Committee) in the form of Shares if such payment would not cause the transaction to remain or become ineligible for pooling; provided, however, no such adjustment or payment may be made that would adversely affect in any material way any such Options, SARs or LSARs without the consent of the affected Grantee.

          ARTICLE 15.  AMENDMENT, MODIFICATION, AND TERMINATION

               15.1 AMENDMENT, MODIFICATION, AND TERMINATION. Subject to the terms of the Plan, the Board may at any time and from time to time, alter, amend, suspend or terminate the Plan in whole or in part without the approval of the Company's stockholders.

               15.2 ADJUSTMENT OF AWARDS UPON THE OCCURRENCE OF CERTAIN UNUSUAL OR NONRECURRING EVENTS. The Committee may make adjust-ments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (including the events described in Section 4.2) affecting the Company or the financial statements of the Company or of changes in applicable laws, regulations, or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan; provided that no such adjustment shall be autho-rized to the extent that such authority would be inconsistent with the Plan's meeting the requirements of the Performance-Based Exception.

               15.3 AWARDS PREVIOUSLY GRANTED. Notwithstanding any other provision of the Plan to the contrary, no termination, amendment, or modification of the Plan shall adversely affect in any materi-al way any Award previously granted under the Plan, without the written consent of the Grantee of such Award.

           ARTICLE 16.  WITHHOLDING

               16.1 WITHHOLDING

                    (a)  MANDATORY TAX WITHHOLDING.

                         (1) Whenever under the Plan, Shares are to be delivered upon exercise or payment of an Award or upon Restricted Shares becoming nonforfeitable, or any other event with respect to rights and benefits hereunder, the Company shall be entitled to require (i) that the Grantee remit an amount in cash, or if determined by the Committee, Mature Shares, sufficient to satisfy all federal, state, local and foreign tax withholding requirements related thereto ("Required Withholding"),
                    (ii) the withholding of such Required Withholding from compensation otherwise due to the Grantee or from any Shares or other payment due to the Grantee under the Plan or (iii) any combination of the foregoing.

                         (2) Any Grantee who makes a Disqualifying Dispo-sition or an election under Section 83(b) of the Code shall remit to the Company an amount sufficient to satisfy all resulting Required Withholding; provided that, in lieu of or in addition to the foregoing, the Company shall have the right to withhold such Required Withholding from compensation otherwise due to the Grantee or from any Shares or other payment due to the Grantee under the Plan.

                    (b)  ELECTIVE SHARE WITHHOLDING.

                         (1) Subject to subsection 16.1(b)(2), a Grantee may elect the withholding ("Share Withholding") by the Company of a portion of the Shares subject to an Award upon the exercise of such Award or upon Restricted Shares becoming non-forfeitable or upon making an election under Section 83(b) of the Code (each, a
                    "Taxable  Event") having a  Fair Market Value  equal to
                    (i) the minimum amount necessary to satisfy Required Withholding liability attributable to the Taxable Event; or (ii) with the Committee's prior approval, a greater amount, not to exceed the estimated total amount of such Grantee's tax liability with respect to the Taxable Event.

                         (2) Each Share Withholding election shall be subject to the following conditions:

                              (i) any Grantee's election shall be subject to the Committee's discretion to revoke the Grantee's right to elect Share Withholding at any time before the Grantee's election if the Committee has reserved the right to do so in the Award Agreement;

                              (ii) the Grantee's election must be made before the date (the "Tax Date") on which the amount of tax to be withheld is determined; and

                              (iii)     the  Grantee's  election  shall  be
          irrevocable.

               16.2 NOTIFICATION UNDER CODE SECTION 83(B). If the Grant-ee, in connection with the exercise of any Option, or the grant of Restricted Shares, makes the election permitted under Section 83(b) of the Code to include in such Grantee's gross income in the year of transfer the amounts specified in Section 83(b) of the Code, then such Grantee shall notify the Company of such election within 10 days of filing the notice of the election with the Internal Revenue Service, in addition to any filing and notification required pursuant to regulations issued under
          Section 83(b) of the Code. The Committee may, in connection with the grant of an Award or at any time thereafter prior to such an election being made, prohibit a Grantee from making the election described above.

          ARTICLE 17.  SUCCESSORS

               All obligations of the Company under the Plan with respect to Awards granted hereunder shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise of all or substantially all of the business and/or assets of the Company.

          ARTICLE 18.  ADDITIONAL PROVISIONS

               18.1 GENDER AND NUMBER. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine; the plural shall include the singular and the singular shall include the plural.

               18.2 SEVERABILITY. If any part of the Plan is declared by any court or governmental authority to be unlawful or invalid, such unlawfulness or invalidity shall not invalidate any other part of the Plan. Any Section or part of a Section so declared to be unlawful or invalid shall, if possible, be construed in a manner which will give effect to the terms of such Section or part of a Section to the fullest extent possible while remaining lawful and valid.

               18.3 REQUIREMENTS OF LAW. The granting of Awards and the issuance of Shares under the Plan shall be subject to all appli-cable laws, rules, and regulations, and to such approvals by any governmental agencies or stock exchanges as may be required. Notwithstanding any provision of the Plan or any Award, Grantees shall not be entitled to exercise, or receive benefits under, any Award, and the Company shall not be obligated to deliver any Shares or other benefits to a Grantee, if such exercise or delivery would constitute a violation by the Grantee or the Company of any applicable law or regulation.

               18.4 SECURITIES LAW COMPLIANCE.

                    (a) If the Committee deems it necessary to comply with any applicable securities law, or the requirements of any stock exchange upon which Shares may be listed, the Committee may impose any restriction on Shares acquired pursuant to Awards under the Plan as it may deem advisable. All certificates for Shares delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the SEC, any stock exchange upon which Shares are then listed, any applicable securities law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference
          to  such restrictions.    If  so requested  by  the Company,  the
          Grantee shall make a written representation to the Company that he or she will not sell or offer to sell any Shares unless a registration statement shall be in effect with respect to such Shares under the Securities Act of 1993, as amended, and any applicable state securities law or unless he or she shall have furnished to the Company evidence satisfactory to the Company that such registration is not required.

                    (b) If the Committee determines that the exercise or nonforfeitability of, or delivery of benefits pursuant to, any Award would violate any applicable provision of securities laws or the listing requirements of any stock exchange upon which any of the Company's equity securities are listed, then the Committee may postpone any such exercise, nonforfeitability or delivery, as applicable, but the Company shall use all reasonable efforts to cause such exercise, nonforfeitability or delivery to comply with all such provisions at the earliest practicable date.

               18.5 NO RIGHTS AS A STOCKHOLDER. A Grantee shall not have any rights as a stockholder of the Company with respect to the Shares (other than Restricted Shares) which may be deliverable upon exercise or payment of such Award until such shares have been delivered to him or her. Restricted Shares, whether held by a Grantee or in escrow by the Secretary of the Company, shall confer on the Grantee all rights of a stockholder of the Company, except as otherwise provided in the Plan or Award Agreement. At the time of a grant of Restricted Shares, the Committee may require the payment of cash dividends thereon to be deferred and, if the Committee so determines, reinvested in additional Re-stricted Shares. Stock dividends and deferred cash dividends issued with respect to Restricted Shares shall be subject to the same restrictions and other terms as apply to the Restricted Shares with respect to which such dividends are issued. The Committee may provide for payment of interest on deferred cash dividends.

               18.6 NATURE OF PAYMENTS. Awards shall be special incentive payments to the Grantee and shall not be taken into account in computing the amount of salary or compensation of the Grantee for purposes of determining any pension, retirement, death or other benefit under (a) any pension, retirement, profit-sharing, bonus, insurance or other employee benefit plan of the Company or any Subsidiary or (b) any agreement between (i) the Company or any Subsidiary and (ii) the Grantee, except as such plan or agreement shall otherwise expressly provide.

               18.7 PERFORMANCE MEASURES. Unless and until the Committee proposes for stockholder vote and stockholders approve a change in the general performance measures set forth in this Section 18.7, the performance measure(s) to be used for purposes of such Awards shall be chosen from among the following:

               (a) Earnings (either in the aggregate or on a per-share basis);

               (b)  Net income (before or after taxes);

               (c)  Operating income;

               (d)  Cash flow;

               (e) Return measures (including return on assets, equity, or sales);

               (f) Earnings before or after either, or any combination of, taxes, interest or depreciation and amortization;

               (g)  Gross revenues;

               (h) Share price (including growth measures and stockholder return or attainment by the Shares of a specified value for a specified period of time);
               (i) Reductions in expense levels in each case, where appli-cable, determined either on a Company-wide basis or in respect of any one or more business units;

               (j)  Net economic value; or

               (k)  Market share.

               Any of the foregoing performance measures may be applied, as determined by the Committee, on the basis of the Company as a whole, or in respect of any one or more Subsidiaries or divisions of the Company or any part of a Subsidiary or division of the Company that is specified by the Committee.

               The Committee may adjust the determinations of the degree of attainment of the preestablished performance goals; provided, however, that Awards which are designed to qualify for the Performance-Based Exception, may not be adjusted upward without the approval of the Company's stockholders (the Committee may adjust such Awards downward).

               In the event that applicable tax and/or securities laws change to permit Committee discretion to alter the governing performance measures without obtaining stockholder approval of such changes, and still qualify for the Performance-Based Excep-tion, the Committee shall have sole discretion to make such changes without obtaining stockholder approval.

               18.8 GOVERNING LAW. The Plan, and all agreements hereunder, shall be construed in accordance with and governed by the laws of the State of Delaware other than its laws respecting choice of law.

                                      APPENDIX D

                        KANSAS CITY SOUTHERN INDUSTRIES, INC.
                        1991 AMENDED AND RESTATED STOCK OPTION
                              AND PERFORMANCE AWARD PLAN
               (as amended and restated effective as of July 15, 1998)


          ARTICLE 1. AMENDMENT AND RESTATEMENT, EFFECTIVE DATE, OBJECTIVES AND DURATION

              1.1 AMENDMENT AND RESTATEMENT OF THE PLAN. Kansas City Southern Industries, Inc., a Delaware corporation (the "Compa-ny"), hereby amends, restates and combines the Kansas City Southern Industries, Inc. 1991 Amended and Restated Stock Option and Performance Award Plan (as amended and restated September 26,
          1996), the Kansas City Southern Industries, Inc. 1993 Directors' Stock Option Plan (the "1993 Plan"), the Kansas City Southern Industries, Inc. 1987 Stock Option Plan (as amended September 26,
          1996) (the "1987 Plan") and the Kansas City Southern Industries, Inc. 1983 Stock Option Plan (as amended September 26, 1996) (the "1983 Plan"), as set forth herein, and as the same may be amended from time to time (the "Plan"). The Plan, as so amended, restat-ed and combined, has been adopted by the Board of Directors of the Company (the "Board") and approved by the stockholders of the Company, and shall be effective as of July 15, 1998 (the "Effec-tive Date").

              1.2 OBJECTIVES OF THE PLAN. The Plan is intended to allow employees, directors and consultants of the Company and its Subsidiaries to acquire or increase equity ownership in the Company, thereby strengthening their commitment to the success of the Company and stimulating their efforts on behalf of the Company, and to assist the Company and its Subsidiaries in attracting new employees, directors and consultants and retaining existing employees, directors and consultants. The Plan is also intended to optimize the profitability and growth of the Company through incentives which are consistent with the Company's goals; to provide employees, directors and consultants with an incentive for excellence in individual performance; and to promote teamwork among employees, directors and consultants.

              1.3 DURATION OF THE PLAN. The Plan shall remain in effect, subject to the right of the Board to amend or terminate the Plan at any time pursuant to Article 15 hereof, until all Shares subject to it shall have been purchased or acquired according to the Plan's provisions. However, in no event may an Incentive Stock Option be granted under the Plan on or after the date 10 years following the earlier of (i) the date the Plan was adopted and (ii) the date the Plan was approved by the stockholders of the Company.

          ARTICLE 2.  DEFINITIONS

              Whenever used in the Plan, the following terms shall have the meanings set forth below:

              2.1 "ARTICLE" means an Article of the Plan.

              2.2 "AWARD" means Options (including Incentive Stock Op-tions), Restricted Shares, Bonus Shares, stock appreciation rights (SARs), limited stock appreciation rights (LSARs), Perfor-mance Units or Performance Shares granted under the Plan.

              2.3 "AWARD AGREEMENT" means the written agreement by which an Award shall be evidenced.

              2.4 "BOARD" has the meaning set forth in Section 1.1.

              2.5 "BONUS SHARES" means Shares that are awarded to a Grantee without cost and without restrictions in recognition of past performance (whether determined by reference to another employee benefit plan of the Company or otherwise) or as an incentive to become an employee, director or consultant of the Company or a Subsidiary.

              2.6 "CAUSE"  means,  unless  otherwise  defined  in  an Award
          Agreement,

                  (i) before the occurrence of a Change of Control, any one or more of the following, as determined by the Committee:

                      (A) a Grantee's commission of a crime which, in the judgment of the Committee, resulted or is likely to result in damage or injury to the Company or a Subsidiary;

                      (B) the material violation by the Grantee of written policies of the Company or a Subsidiary;

                      (C) the habitual neglect or failure by the Grantee in the performance of his or her duties to the Company or a Subsidiary (but only if such neglect or failure is not reme-died within a reasonable remedial period after Grantee's receipt of written notice from the Company which describes such neglect or failure in reasonable detail and specifies the remedial period); or

                       (D) action or inaction by the Grantee in connection with his or her duties to the Company or a Subsidiary result-ing, in the judgment of the Committee, in material injury to the Company or a Subsidiary; and

                  (ii) from and after the occurrence of a Change of Control, the occurrence of any one or more of the following, as determined in the good faith and reasonable judgment of the
          Committee:

                      (A) Grantee's conviction for committing an act of fraud, embezzlement, theft, or any other act constituting a felony involving moral turpitude or causing material damage or injury, financial or otherwise, to the Company;

                      (B) a demonstrably willful and deliberate act or failure to act which is committed in bad faith, without reasonable belief that such action or inaction is in the best interests of the Company, which causes material damage or injury, financial or otherwise, to the Company (but only if such act or inaction is not remedied within 15 business days of Grantee's receipt of written notice from the Company which describes the act or inaction in reasonable detail); or

                      (C) the consistent gross neglect of duties or con-sistent wanton negligence by the Grantee in the performance of the Grantee's duties (but only if such neglect or negli-gence is not remedied within a reasonable remedial period after Grantee's receipt of written notice from the Company which describes such neglect or negligence in reasonable detail and specifies the remedial period).

              2.7 "CHANGE OF CONTROL" means, unless otherwise defined in an Award Agreement, any one or more of the following:

                  (i) the acquisition or holding by any person, entity or "group" (within the meaning of Section 13(d)(3) or 14(d)(2) of the 1934 Act), other than by the Company or any Subsidiary or any employee benefit plan of the Company or a Subsidiary, of benefi-cial ownership (within the meaning of Rule 13d-3 under the 1934
          Act) of 20% or more of the then-outstanding Common Stock or the then-outstanding Voting Power of the Company; provided, however, that no Change of Control shall occur solely by reason of any such acquisition by a corporation with respect to which, after such acquisition, more than 60% of both the then-outstanding common shares and the then-outstanding Voting Power of such corporation are then-beneficially owned, directly or indirectly, by the persons who were the beneficial owners of the then-outstanding Common Stock and Voting Power of the Company immediately before such acquisition, in substantially the same proportions as their respective ownership, immediately before such acquisition, of the then-outstanding Common Stock and Voting Power of the Company; or

                  (ii) individuals who, as of the Effective Date, consti-tute the Board (the "Incumbent Board") cease for any reason to constitute at least 75% of the Board; provided that any individu-al who becomes a director after the Effective Date whose election or nomination for election by the Company's stockholders was approved by at least 75% of the Incumbent Board (other than an election or nomination of an individual whose initial assumption of office is in connection with an actual or threatened "election contest" relating to the election of the directors of the Company (as such terms are used in Rule 14a-11 under the 1934 Act) or "tender offer" (as such term is used in Section 14(d) of the 1934
           Act) or a proposed Extraordinary Transaction (as defined below)) shall be deemed to be a member of the Incumbent Board; or

                  (iii) approval by the stockholders of the Company of any one or more of the following:

                      (A) a merger, reorganization, consolidation or similar transaction (any of the foregoing, an "Extraordinary Transaction") with respect to which persons who were the respec-tive beneficial owners of the then-outstanding Common Stock and Voting Power of the Company immediately before such Extraordinary Transaction would not, if such Extraordinary Transaction were to be consummated immediately after such stockholder approval (but otherwise in accordance with the terms presented in writing to the stockholders of the Company for their approval), beneficially own, directly or indirectly, more than 60% of both the then-outstanding common shares and the then-outstanding Voting Power of the corporation resulting from such Extraordinary Transaction, in substantially the same proportions as their respective owner-ship, immediately before such Extraordinary Transaction, of the then-outstanding Common Stock and Voting Power of the Company,

                      (B) a liquidation or dissolution of the Company or

                      (C) the sale or other disposition of all or substan-tially all of the assets of the Company in one transaction or a series of related transactions.

              2.8 "CHANGE OF CONTROL VALUE" means the Fair Market Value of a Share on the date of a Change of Control.

              2.9 "CODE" means the Internal Revenue Code of 1986, as amended from time to time, and regulations and rulings thereun-der. References to a particular section of the Code include references to successor provisions of the Code or any successor code.

              2.10 "COMMITTEE", "PLAN COMMITTEE" and "MANAGEMENT COMMIT-TEE" have the meaning set forth in Article 3.

              2.11 "COMMON STOCK" means the common stock, $.01 par value, of the Company.

              2.12    "COMPANY" has the meaning set forth in Section 1.1.

              2.13 "COVERED EMPLOYEE" means a Grantee who, as of the date that the value of an Award is recognizable as taxable income, is one of the group of "covered employees," within the meaning of Code Section 162(m).

              2.14 "DISABILITY" means, unless otherwise defined in an Award Agreement, for purposes of the exercise of an Incentive Stock Option after Termination of Affiliation, a disability within the meaning of Section 22(e)(3) of the Code, and for all other purposes, a mental or physical condition which, in the judgment of the Committee, renders a Grantee unable to perform any of the principal job responsibilities which such Grantee held or the tasks to which such Grantee was assigned at the time the disability was incurred, and which condition is expected to be permanent or for an indefinite duration exceeding two years.

              2.15 "DISQUALIFYING DISPOSITION" has the meaning set forth in Section 6.4.

              2.16    "EFFECTIVE DATE" has the meaning set forth in Section
          1.1.
              2.17 "ELIGIBLE PERSON" means (i) any employee (including any officer) of the Company or any Subsidiary, including any such employee who is on an approved leave of absence, layoff, or has been subject to a disability which does not qualify as a Disabil-ity, (ii) any director of the Company or any Subsidiary and
          (iii) any person performing services for the Company or a Subsid-iary in the capacity of a consultant.

              2.18 "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended from time to time. References to a particular section of the Exchange Act include references to successor provisions.

              2.19 "EXTRAORDINARY TRANSACTION" has the meaning set forth in Section 2.7.

              2.20 "FAIR MARKET VALUE" means (A) with respect to any property other than Shares, the fair market value of such proper-ty determined by such methods or procedures as shall be estab-lished from time to time by the Committee, and (B) with respect to Shares, unless otherwise determined by the Committee, as of any date, (i) the average of the high and low trading prices on the date of determination on the New York Stock Exchange (or, if no sale of Shares was reported for such date, on the next preced-ing date on which a sale of Shares was reported), (ii) if the Shares are not listed on the New York Stock Exchange, the average of the high and low trading prices of the Shares on such other national exchange on which the Shares are principally traded or as reported by the National Market System, or similar organiza-tion, or if no such quotations are available, the average of the high bid and low asked quotations in the over-the-counter market as reported by the National Quotation Bureau Incorporated or similar organizations; or (iii) in the event that there shall be no public market for the Shares, the fair market value of the Shares as determined by the Committee.

              2.21 "FREESTANDING SAR" means an SAR that is granted independently of any other Award.

              2.22 "GOOD REASON" means, unless otherwise defined in an Award Agreement, the occurrence after a Change of Control, without a Grantee's prior written consent, of any one or more of the following:

                  (i) the  assignment to the  Grantee of  any duties  which
              result in a material adverse change in the Grantee's position (including status, offices, titles, and reporting require-ments), authority, duties, or other responsibilities with the Company, or any other action of the Company which results in a material adverse change in such position, authority, du-ties, or responsibilities, other than an insubstantial and inadvertent action which is remedied by the Company promptly after receipt of notice thereof given by the Grantee,

                  (ii) any relocation of the  Grantee of more than 40 miles
              from the place where the Grantee was located at the time of the Change of Control, or

                  (iii) a material  reduction or elimination of  any compo-
              nent of the Grantee's rate of compensation, including (x) base salary, (y) any incentive payment or (z) benefits or perquisites which the Grantee was receiving immediately prior to a Change of Control.

              2.23    "GRANT DATE"  has the  meaning set  forth in  Section
          5.2.
              2.24 "GRANTEE" means an individual who has been granted an Award.

              2.25 "INCENTIVE STOCK OPTION" means an option granted under Article 6 of the Plan that is intended to meet the require-ments of Section 422 of the Code or any successor provisions thereto.

              2.26 "INCLUDING" or "INCLUDES" means "including, without limitation," or "includes, without limitation", respectively.

              2.27    "LSAR" means a limited stock appreciation right.

              2.28 "MATURE SHARES" means Shares for which the holder thereof has good title, free and clear of all liens and encum-brances, and which such holder either (i) has held for at least six months or (ii) has purchased on the open market.

              2.29 "MINIMUM CONSIDERATION" means $.01 per Share or such other amount that is from time to time considered to be capital for purposes of Section 154 of the Delaware General Corporation Law.

              2.30 "OPTION" means an option granted under Article 6 of the Plan.

              2.31 "OPTION PRICE" means the price at which a Share may be purchased by a Grantee pursuant to an Option.

              2.32 "OPTION TERM" means the period beginning on the Grant Date of an Option and ending on the expiration date of such Option, as specified in the Award Agreement for such Option and as may, consistent with the provisions of the Plan, be extended from time to time by the Committee prior to the expiration date of such Option then in effect.

              2.33 "OUTSIDE DIRECTOR" means a member of the Board who is not an employee of the Company or any Subsidiary.

              2.34 "PERFORMANCE-BASED EXCEPTION" means the performance-based exception from the tax deductibility limitations of Code
          Section 162(m).

              2.35    "PERFORMANCE  PERIOD" has  the meaning  set forth  in
          Section 9.2.

              2.36 "PERFORMANCE SHARE" or "PERFORMANCE UNIT" has the meaning set forth in Article 9.

              2.37 "PERIOD OF RESTRICTION" means the period during which the transfer of Restricted Shares is limited in some way (the length of the period being based on the passage of time, the achievement of performance goals, or upon the occurrence of other events as determined by the Committee), and the Shares are subject to a substantial risk of forfeiture, as provided in
          Article 8.

              2.38 "PERSON" shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, including a "group" as defined in Section 13(d) thereof.

              2.39    "PLAN" has the meaning set forth in Section 1.1.

              2.40    "REQUIRED WITHHOLDING"  has the meaning set  forth in
          Article 16.
              2.41 "RESTRICTED SHARES" means Shares that are subject to forfeiture if the Grantee does not satisfy the conditions speci-fied in the Award Agreement applicable to such Shares.

              2.42 "RETIREMENT" means for any Grantee who is an employ-ee, Termination of Affiliation by the Grantee upon either
          (i) having both attained age fifty-five (55) and completed at least ten (10) years of service with the Company or a Subsidiary or (ii) meeting such other requirements as may be specified by the Committee.

              2.43 "RULE 16B-3" means Rule 16b-3 promulgated by the SEC under the Exchange Act, as amended from time to time, together with any successor rule, as in effect from time to time.

              2.44    "SAR" means a stock appreciation right.

              2.45 "SEC" means the United States Securities and Exchange Commission, or any successor thereto.

              2.46 "SECTION" means, unless the context otherwise re-quires, a Section of the Plan.

              2.47 "SECTION 16 PERSON" means a person who is subject to potential liability under Section 16(b) of the 1934 Act with respect to transactions involving equity securities of the Company.

              2.48    "SHARE" means a share of Common Stock.

              2.49 "STRIKE PRICE" of any SAR shall equal, for any Tandem SAR (whether such Tandem SAR is granted at the same time as or after the grant of the related Option), the Option Price of such Option, or for any other SAR, 100% of the Fair Market Value of a Share on the Grant Date of such SAR; provided that the Committee may specify a higher Strike Price in the Award Agreement.

              2.50 "SUBSIDIARY" means, for purposes of grants of Incen-tive Stock Options, a corporation as defined in Section 424(f) of the Code (with the Company being treated as the employer corpora-tion for purposes of this definition) and, for all other purpos-es, a United States or foreign corporation with respect to which the Company owns, directly or indirectly, 50% (or such lesser percentage as the Committee may specify, which percentage may be changed from time to time and may be different for different entities) or more of the Voting Power of such corporation.

              2.51 "TANDEM SAR" means an SAR that is granted in connec-tion with a related Option, the exercise of which shall require cancellation of the right to purchase a Share under the related Option (and when a Share is purchased under the related Option, the Tandem SAR shall similarly be canceled).

              2.52 "TERMINATION OF AFFILIATION" occurs on the first day on which an individual is for any reason no longer providing services to the Company or any Subsidiary in the capacity of an employee, director or consultant, or with respect to an individu-al who is an employee or director of, or consultant to, a corpo-ration which is a Subsidiary, the first day on which such corpo-ration ceases to be a Subsidiary.

              2.53 "10% OWNER" means a person who owns capital stock (including stock treated as owned under Section 424(d) of the Code) possessing more than 10% of the total combined voting power of all classes of capital stock of the Company or any Subsidiary.

              2.54 "VOTING POWER" means the combined voting power of the then-outstanding securities of a corporation entitled to vote generally in the election of directors.

          ARTICLE 3.  ADMINISTRATION

              3.1 COMMITTEE.

                  (a) Subject to Article 15, and to Section 3.2, the Plan shall be administered by the Board, or a committee appointed by the Board to administer the Plan ("Plan Committee"). To the extent the Board considers it desirable to comply with or qualify under Rule 16b-3 or meet the Performance-Based Exception, the Plan Committee shall consist of two or more directors of the Company, all of whom qualify as "outside directors" as defined for purposes of the regulations under Code Section 162(m) and "non-employee directors" within the meaning of Rule 16b-3. The number of members of the Plan Committee shall from time to time be increased or decreased, and shall be subject to such condi-tions, in each case as the Board deems appropriate to permit transactions in Shares pursuant to the Plan to satisfy such conditions of Rule 16b-3 and the Performance-Based Exception as then in effect.

                  (b) The Board or the Plan Committee may appoint and delegate to another committee ("Management Committee") any or all of the authority of the Board or the Plan Committee, as applica-ble, with respect to Awards to Grantees other than Grantees who are Section 16 Persons at the time any such delegated authority is exercised.

                  (c) Any references herein to "Committee" are references to the Board, or the Plan Committee or the Management Committee, as applicable.

              3.2 POWERS OF COMMITTEE.   Subject to the  express provisions
          of the Plan, the Committee has full and final authority and sole discretion as follows:

                  (i) to determine when, to whom and in what types and amounts Awards should be granted and the terms and conditions applicable to each Award, including the benefit payable under any SAR, Performance Unit or Performance Share, and whether or not specific Awards shall be granted in connection with other specif-ic Awards, and if so whether they shall be exercisable cumula-tively with, or alternatively to, such other specific Awards;

                  (ii) to determine the amount, if any, that a Grantee shall pay for Restricted Shares, whether to permit or require the payment of cash dividends thereon to be deferred and the terms related thereto, when Restricted Shares (including Restricted Shares acquired upon the exercise of an Option) shall be forfeit-ed and whether such shares shall be held in escrow;

                  (iii) to construe and interpret the Plan and to make all determinations necessary or advisable for the administration of the Plan;

                  (iv) to make, amend, and rescind rules relating to the Plan, including rules with respect to the exercisability and nonforfeitability of Awards upon the Termination of Affiliation of a Grantee;

                  (v) to determine the terms and conditions of all Award Agreements (which need not be identical) and, with the consent of the Grantee, to amend any such Award Agreement at any time, among other things, to permit transfers of such Awards to the extent permitted by the Plan; provided that the consent of the Grantee shall not be required for any amendment which (A) does not adversely affect the rights of the Grantee, or (B) is necessary or advisable (as determined by the Committee) to carry out the purpose of the Award as a result of any new or change in existing applicable law;

                  (vi) to cancel, with the consent of the Grantee, out-standing Awards and to grant new Awards in substitution therefor;

                  (vii) to accelerate the exercisability (including exercisability within a period of less than six months after the Grant Date) of, and to accelerate or waive any or all of the terms and conditions applicable to, any Award or any group of Awards for any reason and at any time, including in connection with a Termination of Affiliation;

                  (viii) subject to Sections 1.3 and 5.3, to extend the time during which any Award or group of Awards may be exercised;

                  (ix) to make such adjustments or modifications to Awards to Grantees working outside the United States as are advisable to fulfill the purposes of the Plan or to comply with applicable local law;

                  (x) to impose such additional terms and conditions upon the grant, exercise or retention of Awards as the Committee may, before or concurrently with the grant thereof, deem appropriate, including limiting the percentage of Awards which may from time to time be exercised by a Grantee; and

                  (xi) to take any other action with respect to any matters relating to the Plan for which it is responsible.

              All determinations on all matters relating to the Plan or any Award Agreement may be made in the sole and absolute discretion of the Committee, and all such determinations of the Committee shall be final, conclusive and binding on all Persons. No member of the Committee shall be liable for any action or determination made with respect to the Plan or any Award.

          ARTICLE 4.  SHARES SUBJECT TO THE PLAN AND MAXIMUM AWARDS

              4.1 NUMBER OF SHARES AVAILABLE FOR GRANTS. Subject to adjustment as provided in Section 4.2, the number of Shares hereby reserved for issuance under the Plan shall be equal to the sum of (i) 25,200,000 and (ii) the total number of Shares subject to Awards granted under the 1993 Plan, 1987 Plan and 1983 Plan that are outstanding as of the Effective Date; and the number of Shares for which Awards may be granted to any Grantee on any Grant Date, when aggregated with the number of Shares for which Awards have previously been granted to such Grantee in the same calendar year, shall not exceed the greater of (i) one per-cent (1%) of the total Shares outstanding as of such Grant Date or (ii) 1,300,000; provided, however, that the total number of Shares for which Awards may be granted to any Grantee in any calendar year shall not exceed 2,000,000. If any Shares subject to an Award granted hereunder are forfeited or such Award other-wise terminates without the issuance of such Shares or of other consideration in lieu of such Shares, the Shares subject to such Award, to the extent of any such forfeiture or termination shall again be available for grant under the Plan. If any Shares (whether subject to or received pursuant to an Award granted hereunder, purchased on the open market, or otherwise obtained) are withheld, applied as payment, or sold pursuant to procedures approved by the Committee and the proceeds thereof applied as payment in connection with the exercise of an Award or the withholding of taxes related thereto, such Shares, to the extent of any such withholding or payment, shall again be available or shall increase the number of Shares available, as applicable, for grant under the Plan. The Committee may from time to time determine the appropriate methodology for calculating the number of Shares issued pursuant to the Plan. Shares issued pursuant to the Plan may be treasury Shares or newly-issued Shares.

              4.2 ADJUSTMENTS IN AUTHORIZED SHARES. In the event that the Committee determines that any dividend or other distribution (whether in the form of cash, Shares, other securities, or other property), recapitalization, stock split, reverse stock split, subdivision, consolidation or reduction of capital, reorganiza-tion, merger, scheme of arrangement, split-up, spin-off or combination involving the Company or repurchase or exchange of Shares or other rights to purchase Shares or other securities of the Company, or other similar corporate transaction or event affects the Shares such that any adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of (i) the number and type of Shares (or other securities or property) with respect to which Awards may be granted, (ii) the number and type of Shares (or other securities or property) subject to outstand-ing Awards, and (iii) the grant or exercise price with respect to any Award or, if deemed appropriate, make provision for a cash payment to the holder of an outstanding Award or the substitution of other property for Shares subject to an outstanding Award; provided, in each case that with respect to Awards of Incentive Stock Options no such adjustment shall be authorized to the extent that such adjustment would cause the Plan to violate
          Section 422(b)(1) of the Code or any successor provision thereto; and provided further, that the number of Shares subject to any Award denominated in Shares shall always be a whole number.

          ARTICLE 5.  ELIGIBILITY AND GENERAL CONDITIONS OF AWARDS

              5.1 ELIGIBILITY.    The  Committee may  grant  Awards  to any
          Eligible Person, whether or not he or she has previously received an Award.

              5.2 GRANT DATE. The Grant Date of an Award shall be the date on which the Committee grants the Award or such later date as specified by the Committee.

              5.3 MAXIMUM TERM. The Option Term or other period during which an Award may be outstanding shall under no circumstances extend more than 10 years after the Grant Date, and shall be subject to earlier termination as herein provided; provided, however, that any deferral of a cash payment or of the delivery of Shares that is permitted or required by the Committee pursuant to Article 12 may, if so permitted or required by the Committee, extend more than 10 years after the Grant Date of the Award to which the deferral relates.

              5.4 AWARD AGREEMENT. To the extent not set forth in the Plan, the terms and conditions of each Award (which need not be the same for each grant or for each Grantee) shall be set forth in an Award Agreement.

              5.5 RESTRICTIONS ON SHARE TRANSFERABILITY. The Committee may impose such restrictions on any Shares acquired pursuant to the exercise or vesting of an Award as it may deem advisable, includ-ing restrictions under applicable federal securities laws.

              5.6 TERMINATION OF AFFILIATION. Except as otherwise provided in an Award Agreement, and subject to the provisions of Section 14.1, the extent to which the Grantee shall have the right to exercise, vest in, or receive payment in respect of an Award following Termination of Affiliation shall be determined in accordance with the following provisions of this Section 5.6.

                  (a) FOR CAUSE. If a Grantee has a Termination of Affili-ation for Cause, (i) the Grantee's Restricted Shares that are forfeitable shall thereupon be forfeited, subject to the provi-sions of Section 8.4 regarding repayment of certain amounts to the Grantee; and (ii) any unexercised Option, LSAR or SAR, and any Performance Share or Performance Unit with respect to which the Performance Period has not ended as of the date of such Termination of Affiliation, shall terminate effective immediately upon such Termination of Affiliation.

                  (b) ON ACCOUNT OF DEATH OR DISABILITY. If a Grantee has a Termination of Affiliation on account of death or Disability, then:

                      (i) the Grantee's Restricted Shares that were forfeitable shall thereupon become nonforfeitable;

                      (ii) any unexercised Option or SAR, whether or not exercisable on the date of such Termination of Affiliation, may be exercised, in whole or in part, within the first 12 months after such Termination of Affiliation (but only during the Option
          Term) by the Grantee or, after his or her death, by (A) his or her personal representative or the person to whom the Option or SAR, as applicable, is transferred by will or the applicable laws of descent and distribution, or (B) the Grantee's beneficiary designated in accordance with Article 11; and

                      (iii) the benefit payable with respect to any Performance Share or Performance Unit with respect to which the Performance Period has not ended as of the date of such Termina-tion of Affiliation on account of death or Disability shall be equal to the product of the Fair Market Value of a Share as of the date of such Termination of Affiliation or the value of the Performance Unit specified in the Award Agreement (determined as of the date of such Termination of Affiliation), as applicable, multiplied successively by each of the following:

                          (1) a fraction, the numerator of which is the number of months (including as a whole month any partial month) that have elapsed since the beginning of such Performance Period until the date of such Termination of Affiliation and the denomi-nator of which is the number of months (including as a whole month any partial month) in the Performance Period; and

                          (2) a percentage determined by the Committee that would be earned under the terms of the applicable Award Agreement assuming that the rate at which the performance goals have been achieved as of the date of such Termination of Affilia-tion would continue until the end of the Performance Period, or, if the Committee elects to compute the benefit after the end of the Performance Period, the Performance Percentage, as determined by the Committee, attained during the Performance Period.

                   (c) ON ACCOUNT OF RETIREMENT.   If a Grantee has a Termi-
          nation of Affiliation on account of Retirement, then:

                      (i) the Grantee's Restricted Shares that were forfeitable shall thereupon become nonforfeitable;

                      (ii) any unexercised Option or SAR, whether or not exercisable on the date of such Termination of Affiliation, may be exercised, in whole or in part, within the first five years after such Termination of Affiliation (but only during the Option
          Term) by the Grantee or, after his or her death, by (A) his or her personal representative or the person to whom the Option or SAR, as applicable, is transferred by will or the applicable laws of descent and distribution, or (B) the Grantee's beneficiary designated in accordance with Article 11; and

                      (iii) the benefit payable with respect to any Performance Share or Performance Unit with respect to which the Performance Period has not ended as of the date of such Termina-tion of Affiliation on account of Retirement shall be equal to the product of the Fair Market Value of a Share as of the date of such Termination of Affiliation or the value of the Performance Unit specified in the Award Agreement (determined as of the date of such Termination of Affiliation), as applicable, multiplied successively by each of the following:

                          (1) a fraction, the numerator of which is the number of months (including as a whole month any partial month) that have elapsed since the beginning of such Performance Period until the date of such Termination of Affiliation and the denomi-nator of which is the number of months (including as a whole month any partial month) in the Performance Period; and

                          (2) a percentage determined by the Committee that would be earned under the terms of the applicable Award Agreement assuming that the rate at which the performance goals have been achieved as of the date of such Termination of Affilia-tion would continue until the end of the Performance Period, or, if the Committee elects to compute the benefit after the end of the Performance Period, the Performance Percentage, as determined by the Committee, attained during the Performance Period.

                  (d) ANY OTHER REASON. If a Grantee has a Termination of Affiliation for any reason other than for Cause, death, Disabili-ty or Retirement, then:

                      (i) the Grantee's Restricted Shares, to the extent forfeitable on the date of the Grantee's Termination of Affilia-tion, shall be forfeited on such date;

                      (ii) any unexercised Option or SAR, to the extent exercisable immediately before the Grantee's Termination of Affiliation, may be exercised in whole or in part, not later than three months after such Termination of Affiliation (but only during the Option Term) by the Grantee or, after his or her death, by (A) his or her personal representative or the person to whom the Option or SAR, as applicable, is transferred by will or the applicable laws of descent and distribution, or (B) the Grantee's beneficiary designated in accordance with Article 11; and

                      (iii) any Performance Shares or Performance Units with respect to which the Performance Period has not ended as of the date of such Termination of Affiliation shall terminate immediately upon such Termination of Affiliation.

              5.7 NONTRANSFERABILITY OF AWARDS.

                  (a) Except as provided in Section 5.7(c) below, each Award, and each right under any Award, shall be exercisable only by the Grantee during the Grantee's lifetime, or, if permissible under applicable law, by the Grantee's guardian or legal repre-sentative or by a transferee receiving such Award pursuant to a qualified domestic relations order (a "QDRO") as defined in the Code or Title I of the Employee Retirement Income Security Act of 1974 as amended ("ERISA"), or the rules thereunder.

                  (b) Except as provided in section 5.7(c) below, no Award (prior to the time, if applicable, Shares are issued in respect of such Award), and no right under any Award, may be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by a Grantee otherwise than by will or by the laws of descent and distribution (or in the case of Restricted Shares, to the Company) or pursuant to a QDRO, and any such purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance shall be void and unenforceable against the Company or any Subsidiary; provided, that the designation of a beneficia-ry shall not constitute an assignment, alienation, pledge, attachment, sale, transfer or encumbrance.

                  (c) To the extent and in the manner permitted by the Committee, and subject to such terms, conditions, restrictions or limitations that may be prescribed by the Committee, a Grantee may transfer an Award (other than an Incentive Stock Option) to
          (i) a spouse, sibling, parent, child (including an adopted child) or grandchild (any of which, an "Immediate Family Member") of the Grantee; (ii) a trust, the primary beneficiaries of which consist exclusively of the Grantee or Immediate Family Members of the Grantee; or (iii) a corporation, partnership or similar entity, the owners of which consist exclusively of the Grantee or Immedi-ate Family Members of the Grantee.

              5.8 CANCELLATION AND RESCISSION OF AWARDS. Unless the Award Agreement specifies otherwise, the Committee may cancel, rescind, suspend, withhold, or otherwise limit or restrict any unexercised Award at any time if the Grantee is not in compliance with all applicable provisions of the Award Agreement and the Plan or if the Grantee has a Termination of Affiliation for Cause.

              5.9 LOANS AND GUARANTEES. The Committee may, subject to applicable law, (i) allow a Grantee to defer payment to the Company of all or any portion of the Option Price of an Option or the purchase price of Restricted Shares, or (ii) cause the Company to loan to the Grantee, or guarantee a loan from a third party to the Grantee for, all or any portion of the Option Price of an Option or the purchase price of Restricted Shares or all or any portion of any taxes associated with the exercise, nonforfeitability of, or payment of benefits in connection with, an Award. Any such payment deferral, loan or guarantee by the Company shall be on such terms and conditions as the Committee may determine.

          ARTICLE 6.  STOCK OPTIONS

              6.1 GRANT OF OPTIONS. Subject to the terms and provisions of the Plan, Options may be granted to any Eligible Person in such number, and upon such terms, and at any time and from time to time as shall be determined by the Committee. Without in any manner limiting the generality of the foregoing, the Committee may grant to any Eligible Person, or permit any Eligible Person to elect to receive, an Option in lieu of or in substitution for any other compensation (whether payable currently or on a de-ferred basis, and whether payable under this Plan or otherwise) which such Eligible Person may be eligible to receive from the Company or a Subsidiary.

              6.2 AWARD AGREEMENT. Each Option grant shall be evidenced by an Award Agreement that shall specify the Option Price, the Option Term, the number of shares to which the Option pertains, the time or times at which such Option shall be exercisable and such other provisions as the Committee shall determine.

              6.3 OPTION PRICE. The Option Price of an Option under this Plan shall be determined by the Committee, and shall be equal to or more than 100% of the Fair Market Value of a Share on the Grant Date; provided, however, that any Option that is
          (x) granted to a Grantee in connection with the acquisition ("Acquisition"), however effected, by the Company of another corporation or entity ("Acquired Entity") or the assets thereof,
          (y) associated with an option to purchase shares of stock of the Acquired Entity or an affiliate thereof ("Acquired Entity Op-tion") held by such Grantee immediately prior to such Acquisi-tion, and (z) intended to preserve for the Grantee the economic value of all or a portion of such Acquired Entity Option ("Sub-stitute Option") may, to the extent necessary to achieve such preservation of economic value, be granted with an Option Price that is less than 100% of the Fair Market Value of a Share on the Grant Date.

              6.4 GRANT OF INCENTIVE STOCK OPTIONS. At the time of the grant of any Option, the Committee may designate that such Option shall be made subject to additional restrictions to permit it to qualify as an "incentive stock option" under the requirements of
          Section 422 of the Code. Any Option designated as an Incentive Stock Option shall, to the extent required by Section 422 of the
          Code:

                  (i) if granted to a 10% Owner, have an Option Price not less than 110% of the Fair Market Value of a Share on its Grant Date;

                  (ii) be exercisable for a period of not more than 10 years (five years in the case of an Incentive Stock Option granted to a 10% Owner) from its Grant Date, and be subject to earlier termination as provided herein or in the applicable Award Agreement;

                  (iii) not have an aggregate Fair Market Value (as of the Grant Date of each Incentive Stock Option) of the Shares with respect to which Incentive Stock Options (whether granted under the Plan or any other stock option plan of the Grantee's employer or any parent or Subsidiary thereof ("Other Plans")) are exercis-able for the first time by such Grantee during any calendar year, determined in accordance with the provisions of Section 422 of the Code, which exceeds $100,000 (the "$100,000 Limit");

                  (iv) if the aggregate Fair Market Value of the Shares (determined on the Grant Date) with respect to the portion of such grant which is exercisable for the first time during any calendar year ("Current Grant") and all Incentive Stock Options previously granted under the Plan and any Other Plans which are exercisable for the first time during the same calendar year ("Prior Grants") would exceed the $100,000 Limit, be exercisable as follows:

                      (A) the portion of the Current Grant which would, when added to any Prior Grants, be exercisable with respect to Shares which would have an aggregate Fair Market Value (determined as of the respective Grant Date for such options) in excess of the $100,000 Limit shall, notwithstanding the terms of the Current Grant, be exercisable for the first time by the Grantee in the first subsequent calendar year or years in which it could be exercisable for the first time by the Grantee when added to all Prior Grants without exceeding the $100,000 Limit; and

                      (B) if, viewed as of the date of the Current Grant, any portion of a Current Grant could not be exercised under the preceding provisions of this Section during any calendar year commencing with the calendar year in which it is first exercisable through and including the last calendar year in which it may by its terms be exercised, such portion of the Current Grant shall not be an Incentive Stock Option, but shall be exercisable as an Option which is not an Incentive Stock Option at such date or dates as are provided in the Current Grant;

                  (v) be granted within 10 years from the earlier of the date the Plan is adopted or the date the Plan is approved by the stockholders of the Company; and

                  (vi) by its terms not be assignable or transferable other than by will or the laws of descent and distribution and may be exercised, during the Grantee's lifetime, only by the Grantee; provided, however, that the Grantee may, in any manner permitted by the Plan and specified by the Committee, designate in writing a beneficiary to exercise his or her Incentive Stock Option after the Grantee's death.

              Any Option designated as an Incentive Stock Option shall also require the Grantee to notify the Committee of any disposition of any Shares issued pursuant to the exercise of the Incentive Stock Option under the circumstances described in Section 421(b) of the Code (relating to certain disqualifying dispositions) (any such circumstance, a "Disqualifying Disposition"), within 10 days of such Disqualifying Disposition.

              Notwithstanding the foregoing and Section 3.2(v), the Commit-tee may, without the consent of the Grantee, at any time before the exercise of an Option (whether or not an Incentive Stock Option), take any action necessary to prevent such Option from being treated as an Incentive Stock Option.

              6.5 PAYMENT. Options granted under this Article 6 shall be exercised by the delivery of a written notice of exercise to the Company, setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares made by any one or more of the following means subject to the approval of the Committee:

                  (a) cash, personal check or wire transfer;

                  (b) Mature Shares, valued at their Fair Market Value on the date of exercise;

                  (c) Restricted Shares held by the Grantee for at least six months prior to the exercise of the Option, each such share valued at the Fair Market Value of a Share on the date of exer-cise;

                  (d) subject to applicable law, pursuant to procedures approved by the Committee, through the sale of the Shares ac-quired on exercise of the Option through a broker-dealer to whom the Grantee has submitted an irrevocable notice of exercise and irrevocable instructions to deliver promptly to the Company the amount of sale or loan proceeds sufficient to pay for such Shares, together with, if requested by the Company, the amount of federal, state, local or foreign withholding taxes payable by Grantee by reason of such exercise; or

                  (e) when permitted by the Committee, payment may also be made in accordance with Section 5.9.

          If any Restricted Shares ("Tendered Restricted Shares") are used to pay the Option Price, a number of Shares acquired on exercise of the Option equal to the number of Tendered Restricted Shares shall be subject to the same restrictions as the Tendered Re-stricted Shares, determined as of the date of exercise of the Option.

          ARTICLE 7. STOCK APPRECIATION RIGHTS AND LIMITED STOCK APPRECIA-TION RIGHTS

              7.1 GRANT OF SARS. Subject to the terms and conditions of the Plan, SARs may be granted to any Eligible Person at any time and from time to time as shall be determined by the Committee. The Committee may grant Freestanding SARs, Tandem SARs, or any combination thereof.

              The Committee shall determine the number of SARs granted to each Grantee (subject to Article 4), the Strike Price thereof, and, consistent with Section 7.2 and the other provisions of the Plan, the other terms and conditions pertaining to such SARs.

              7.2 EXERCISE OF TANDEM SARS. Tandem SARs may be exercised for all or part of the Shares subject to the related Award upon the surrender of the right to exercise the equivalent portion of the related Award. A Tandem SAR may be exercised only with respect to the Shares for which its related Award is then exer-cisable.

              Notwithstanding any other provision of this Plan to the contrary, with respect to a Tandem SAR, (i) the Tandem SAR will expire no later than the expiration of the underlying Option;
          (ii) the value of the payout with respect to the Tandem SAR may be for no more than 100% of the difference between the Option Price of the underlying Option and the Fair Market Value of the Shares subject to the underlying Option at the time the Tandem SAR is exercised; and (iii) the Tandem SAR may be exercised only when the Fair Market Value of the Shares subject to the Option exceeds the Option Price of the Option.

              7.3 PAYMENT  OF SAR  AMOUNT.   Upon exercise  of an  SAR, the
          Grantee shall be entitled to receive payment from the Company in an amount determined by multiplying:

                  (a) the excess of the Fair Market Value of a Share on the
                      date of exercise over the Strike Price;

          by

                  (b) the number of Shares with respect to which the SAR is
                      exercised;

          provided that the Committee may provide in the Award Agreement that the benefit payable on exercise of an SAR shall not exceed such percentage of the Fair Market Value of a Share on the Grant Date as the Committee shall specify. As determined by the Committee, the payment upon SAR exercise may be in cash, in Shares which have an aggregate Fair Market Value (as of the date of exercise of the SAR) equal to the amount of the payment, or in some combination thereof, as set forth in the Award Agreement.

              7.4 GRANT OF LSARS. Subject to the terms and conditions of the Plan, LSARs may be granted to any Eligible Person at any time and from time to time as shall be determined by the Committee. Each LSAR shall be identified with a Share subject to an Option or SAR held by the Grantee, which may include an Option or SAR previously granted under the Plan. Upon the exercise, expira-tion, termination, forfeiture or cancellation of the Option or SAR with which an LSAR is identified, such LSAR shall terminate.

              7.5 EXERCISE OF LSARS. Each LSAR shall automatically be exercised upon a Change of Control which has not been approved by the Incumbent Board. The exercise of an LSAR shall result in the cancellation of the Option or SAR with which such LSAR is identi-fied, to the extent of such exercise.

              7.6 PAYMENT  OF LSAR AMOUNT.   Within 10  business days after
          the exercise of an LSAR, the Company shall pay to the Grantee, in cash, an amount equal to the difference between:

                  (a) the greatest of (i) the Change of Control Value, (ii)
                      the Fair Market Value of a Share on the date occur-ring during the 180-day period immediately preceding the date of the Change of Control on which such Fair Market Value is the greatest or (iii) such other valuation amount, if any, as may be determined pursu-ant to the provisions of the applicable Award Agree-ment;

          minus

                  (b) either (i) in the case  of an LSAR identified with an
                      Option, the Option Price of such Option or (ii) in the case of an LSAR identified with an SAR, the Strike Price of such SAR.

          ARTICLE 8.  RESTRICTED SHARES

              8.1 GRANT OF RESTRICTED SHARES. Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant Restricted Shares to any Eligible Person in such amounts as the Committee shall determine.

              8.2 AWARD AGREEMENT. Each grant of Restricted Shares shall be evidenced by an Award Agreement that shall specify the Peri-od(s) of Restriction, the number of Restricted Shares granted, and such other provisions as the Committee shall determine. The Committee may impose such conditions and/or restrictions on any Restricted Shares granted pursuant to the Plan as it may deem advisable, including restrictions based upon the achievement of specific performance goals (Company-wide, divisional, Subsidiary and/or individual), time-based restrictions on vesting, and/or restrictions under applicable securities laws.

              8.3 CONSIDERATION. The Committee shall determine the amount, if any, that a Grantee shall pay for Restricted Shares, which shall be (except with respect to Restricted Shares that are treasury shares) at least the Minimum Consideration for each Restricted Share. Such payment shall be made in full by the Grantee before the delivery of the shares and in any event no later than 10 business days after the Grant Date for such shares.

              8.4 EFFECT OF FORFEITURE. If Restricted Shares are forfeit-ed, and if the Grantee was required to pay for such shares or acquired such Restricted Shares upon the exercise of an Option, the Grantee shall be deemed to have resold such Restricted Shares to the Company at a price equal to the lesser of (x) the amount paid by the Grantee for such Restricted Shares, or (y) the Fair Market Value of a Share on the date of such forfeiture. The Company shall pay to the Grantee the required amount as soon as is administratively practical. Such Restricted Shares shall cease to be outstanding, and shall no longer confer on the Grantee thereof any rights as a stockholder of the Company, from and after the date of the event causing the forfeiture, whether or not the Grantee accepts the Company's tender of payment for such Restricted Shares.

              8.5 ESCROW; LEGENDS. The Committee may provide that the certificates for any Restricted Shares (x) shall be held (togeth-er with a stock power executed in blank by the Grantee) in escrow by the Secretary of the Company until such Restricted Shares become nonforfeitable or are forfeited and/or (y) shall bear an appropriate legend restricting the transfer of such Restricted Shares. If any Restricted Shares become nonforfeitable, the Company shall cause certificates for such shares to be issued without such legend.

          ARTICLE 9.  PERFORMANCE UNITS AND PERFORMANCE SHARES

              9.1 GRANT OF PERFORMANCE UNITS AND PERFORMANCE SHARES. Subject to the terms of the Plan, Performance Units or Perfor-mance Shares may be granted to any Eligible Person in such amounts and upon such terms, and at any time and from time to time, as shall be determined by the Committee.

              9.2 VALUE/PERFORMANCE GOALS. Each Performance Unit shall have an initial value that is established by the Committee at the time of grant. Each Performance Share shall have an initial value equal to the Fair Market Value of a Share on the date of grant. The Committee shall set performance goals which, depend-ing on the extent to which they are met, will determine the number or value of Performance Units or Performance Shares that will be paid out to the Grantee. For purposes of this Article 9, the time period during which the performance goals must be met shall be called a "Performance Period."

              9.3 EARNING OF PERFORMANCE UNITS AND PERFORMANCE SHARES. Subject to the terms of this Plan, after the applicable Perfor-mance Period has ended, the holder of Performance Units or Performance Shares shall be entitled to receive a payout based on the number and value of Performance Units or Performance Shares earned by the Grantee over the Performance Period, to be deter-mined as a function of the extent to which the corresponding performance goals have been achieved.

              If a Grantee is promoted, demoted or transferred to a differ-ent business unit of the Company during a Performance Period, then, to the extent the Committee determines the performance goals or Performance Period are no longer appropriate, the Committee may adjust, change or eliminate the performance goals or the applicable Performance Period as it deems appropriate in order to make them appropriate and comparable to the initial performance goals or Performance Period.

              9.4 FORM AND TIMING OF PAYMENT OF PERFORMANCE UNITS AND PERFORMANCE SHARES. Payment of earned Performance Units or
          Performance Shares shall be made in a lump sum following the close of the applicable Performance Period. The Committee may pay earned Performance Units or Performance Shares in the form of cash or in Shares (or in a combination thereof) which have an aggregate Fair Market Value equal to the value of the earned Performance Units or Performance Shares at the close of the applicable Performance Period. Such Shares may be granted subject to any restrictions deemed appropriate by the Committee. The form of payout of such Awards shall be set forth in the Award Agreement pertaining to the grant of the Award.

              As determined by the Committee, a Grantee may be entitled to receive any dividends declared with respect to Shares which have been earned in connection with grants of Performance Units or Performance Shares but not yet distributed to the Grantee. In addition, a Grantee may, as determined by the Committee, be entitled to exercise his or her voting rights with respect to such Shares.

          ARTICLE 10.  BONUS SHARES

              Subject to the terms of the Plan, the Committee may grant Bonus Shares to any Eligible Person, in such amount and upon such terms and at any time and from time to time as shall be deter-mined by the Committee. The terms of such Bonus Shares shall be set forth in the Award Agreement pertaining to the grant of the Award.

          ARTICLE 11.  BENEFICIARY DESIGNATION

              Each Grantee under the Plan may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under the Plan is to be paid in case of his or her death before he or she receives any or all of such benefit. Each such designation shall revoke all prior designations by the same Grantee, shall be in a form prescribed by the Company, and will be effective only when filed by the Grantee in writing with the Company during the Grantee's life-time. In the absence of any such designation, benefits remaining unpaid at the Grantee's death shall be paid to the Grantee's estate.

          ARTICLE 12.  DEFERRALS

              The Committee may permit or require a Grantee to defer receipt of the payment of cash or the delivery of Shares that would otherwise be due by virtue of the exercise of an Option or SAR, the lapse or waiver of restrictions with respect to Re-stricted Shares, the satisfaction of any requirements or goals with respect to Performance Units or Performance Shares, or the grant of Bonus Shares. If any such deferral is required or permitted, the Committee shall establish rules and procedures for such deferrals. Except as otherwise provided in an Award Agree-ment, any payment or any Shares that are subject to such deferral shall be made or delivered to the Grantee upon the Grantee's Termination of Affiliation.

          ARTICLE 13.  RIGHTS OF EMPLOYEES/DIRECTORS/CONSULTANTS

              13.1 EMPLOYMENT. Nothing in the Plan shall interfere with or limit in any way the right of the Company to terminate any Grantee's employment, directorship or consultancy at any time, nor confer upon any Grantee the right to continue in the employ or as a director or consultant of the Company.

              13.2 PARTICIPATION. No employee, director or consultant shall have the right to be selected to receive an Award under this Plan, or, having been so selected, to be selected to receive a future Award.

          ARTICLE 14.  CHANGE OF CONTROL

              14.1    CHANGE OF CONTROL.   Except as otherwise  provided in
          an Award Agreement, if a Change of Control occurs, then:

                  (i) the Grantee's Restricted Shares that were forfeit-able shall thereupon become nonforfeitable;

                  (ii) any unexercised Option or SAR, whether or not exercisable on the date of such Change of Control, shall thereup-on be fully exercisable and may be exercised, in whole or in part; and

                  (iii) the Company shall immediately pay to the Grantee, with respect to any Performance Share or Performance Unit with respect to which the Performance Period has not ended as of the date of such Change of Control, a cash payment equal to the product of (A) in the case of a Performance Share, the Change of Control Value or (B) in the case of a Performance Unit, the value of the Performance Unit specified in the Award Agreement, as applicable, multiplied successively by each of the following:

                      (a) a fraction, the numerator of which is the number of whole and partial months that have elapsed between the begin-ning of such Performance Period and the date of such Change of Control and the denominator of which is the number of whole and partial months in the Performance Period; and

                      (b) a percentage equal to a greater of (x) the target percentage, if any, specified in the applicable Award Agreement or (y) the maximum percentage, if any, that would be earned under the terms of the applicable Award Agreement assuming that the rate at which the performance goals have been achieved as of the date of such Change of Control would continue until the end of the Performance Period.

              14.2 POOLING OF INTERESTS ACCOUNTING. If the Committee determines, prior to a sale or merger of the Company that the Committee determines is reasonably likely to occur, that the grant or exercise of Options, SARs or LSARs would preclude the use of pooling of interests accounting ("pooling") after the consummation of such sale or merger and that such preclusion of pooling would have a material adverse effect on such sale or merger, the Committee may (a) make any adjustments in such Options, SARs or LSARs prior to the sale or merger that will permit pooling after the consummation of such sale or merger or
          (b) cause the Company to pay the benefits attributable to such Options, SARs or LSARs (including for this purpose not only the spread between the then Fair Market Value of the Shares subject to such Options, SARs or LSARs and the Option Price or Strike Price applicable thereto, but also the additional value of such Options, SARs, or LSARs in excess of such spread, as determined by the Committee) in the form of Shares if such payment would not cause the transaction to remain or become ineligible for pooling; provided, however, no such adjustment or payment may be made that would adversely affect in any material way any such Options, SARs or LSARs without the consent of the affected Grantee.

          ARTICLE 15.  AMENDMENT, MODIFICATION, AND TERMINATION

              15.1 AMENDMENT, MODIFICATION, AND TERMINATION. Subject to the terms of the Plan, the Board may at any time and from time to time, alter, amend, suspend or terminate the Plan in whole or in part without the approval of the Company's stockholders.

               15.2    ADJUSTMENT  OF AWARDS UPON  THE OCCURRENCE OF CERTAIN
          UNUSUAL  OR NONRECURRING EVENTS.   The Committee may make adjust-
          ments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (including the events described in Section 4.2) affecting the Company or the financial statements of the Company or of changes
          in  applicable  laws,   regulations,  or  accounting  principles,
          whenever the Committee determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan; provided that no such adjustment shall be autho-rized to the extent that such authority would be inconsistent with the Plan's meeting the requirements of the Performance-Based Exception.

              15.3 AWARDS PREVIOUSLY GRANTED. Notwithstanding any other provision of the Plan to the contrary, no termination, amendment, or modification of the Plan shall adversely affect in any materi-al way any Award previously granted under the Plan, without the written consent of the Grantee of such Award.

          ARTICLE 16.  WITHHOLDING

              16.1    WITHHOLDING

                  (a)  MANDATORY TAX WITHHOLDING.

                      (1) Whenever under the Plan, Shares are to be deliv-ered upon exercise or payment of an Award or upon Re-stricted Shares becoming nonforfeitable, or any other event with respect to rights and benefits hereunder, the Company shall be entitled to require (i) that the Grantee remit an amount in cash, or if determined by the Commit-tee, Mature Shares, sufficient to satisfy all federal, state, local and foreign tax withholding requirements related thereto ("Required Withholding"), (ii) the with-holding of such Required Withholding from compensation otherwise due to the Grantee or from any Shares or other payment due to the Grantee under the Plan or (iii) any combination of the foregoing.

                      (2) Any Grantee who makes a Disqualifying Disposi-tion or an election under Section 83(b) of the Code shall remit to the Company an amount sufficient to satisfy all resulting Required Withholding; provided that, in lieu of or in addition to the foregoing, the Company shall have the right to withhold such Required Withholding from compensation otherwise due to the Grantee or from any Shares or other payment due to the Grantee under the Plan.

                  (b)  ELECTIVE SHARE WITHHOLDING.

                      (1) Subject to subsection 16.1(b)(2), a Grantee may elect the withholding ("Share Withholding") by the Compa-ny of a portion of the Shares subject to an Award upon the exercise of such Award or upon Restricted Shares becoming non-forfeitable or upon making an election under
                  Section 83(b) of the Code (each, a "Taxable Event") having a Fair Market Value equal to (i) the minimum amount necessary to satisfy Required Withholding liabili-ty attributable to the Taxable Event; or (ii) with the Committee's prior approval, a greater amount, not to exceed the estimated total amount of such Grantee's tax liability with respect to the Taxable Event.

                      (2) Each Share Withholding election shall be subject to the following conditions:

                          (i) any Grantee's election shall be subject to the Committee's discretion to revoke the Grantee's right to elect Share Withholding at any time before the Grantee's election if the Committee has reserved the right to do so in the Award Agreement;

                          (ii)    the  Grantee's  election   must  be  made
          before the date (the "Tax Date") on which the amount of tax to be withheld is determined; and

                          (iii)   the   Grantee's    election   shall    be
          irrevocable.

              16.2 NOTIFICATION UNDER CODE SECTION 83(B). If the Grantee, in connection with the exercise of any Option, or the grant of Restricted Shares, makes the election permitted under Section 83(b) of the Code to include in such Grantee's gross income in the year of transfer the amounts specified in Section 83(b) of the Code, then such Grantee shall notify the Company of such election within 10 days of filing the notice of the election with the Internal Revenue Service, in addition to any filing and notification required pursuant to regulations issued under
          Section 83(b) of the Code. The Committee may, in connection with the grant of an Award or at any time thereafter prior to such an election being made, prohibit a Grantee from making the election described above.

          ARTICLE 17.  SUCCESSORS

              All obligations of the Company under the Plan with respect to Awards granted hereunder shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or other-wise of all or substantially all of the business and/or assets of the Company.

          ARTICLE 18.  ADDITIONAL PROVISIONS

              18.1 GENDER AND NUMBER. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine; the plural shall include the singular and the singular shall include the plural.

              18.2 SEVERABILITY. If any part of the Plan is declared by any court or governmental authority to be unlawful or invalid, such unlawfulness or invalidity shall not invalidate any other part of the Plan. Any Section or part of a Section so declared to be unlawful or invalid shall, if possible, be construed in a manner which will give effect to the terms of such Section or part of a Section to the fullest extent possible while remaining lawful and valid.

              18.3 REQUIREMENTS OF LAW. The granting of Awards and the issuance of Shares under the Plan shall be subject to all appli-cable laws, rules, and regulations, and to such approvals by any governmental agencies or stock exchanges as may be required. Notwithstanding any provision of the Plan or any Award, Grantees shall not be entitled to exercise, or receive benefits under, any Award, and the Company shall not be obligated to deliver any Shares or other benefits to a Grantee, if such exercise or delivery would constitute a violation by the Grantee or the Company of any applicable law or regulation.

              18.4    SECURITIES LAW COMPLIANCE.

                  (a) If the Committee deems it necessary to comply with any applicable securities law, or the requirements of any stock exchange upon which Shares may be listed, the Committee may impose any restriction on Shares acquired pursuant to Awards under the Plan as it may deem advisable. All certificates for Shares delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the SEC, any stock exchange upon which Shares are then listed, any applicable securities law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions. If so requested by the Company, the Grantee shall make a written representation to the Company that he or she will not sell or offer to sell any Shares unless a registration statement shall be in effect with respect to such Shares under the Securities Act of 1993, as amended, and any applicable state securities law or unless he or she shall have furnished to the Company evidence satisfactory to the Company that such registration is not required.

                  (b) If the Committee determines that the exercise or nonforfeitability of, or delivery of benefits pursuant to, any Award would violate any applicable provision of securities laws or the listing requirements of any stock exchange upon which any of the Company's equity securities are listed, then the Committee may postpone any such exercise, nonforfeitability or delivery, as applicable, but the Company shall use all reasonable efforts to cause such exercise, nonforfeitability or delivery to comply with all such provisions at the earliest practicable date.

              18.5 NO RIGHTS AS A STOCKHOLDER. A Grantee shall not have any rights as a stockholder of the Company with respect to the Shares (other than Restricted Shares) which may be deliverable upon exercise or payment of such Award until such shares have been delivered to him or her. Restricted Shares, whether held by a Grantee or in escrow by the Secretary of the Company, shall confer on the Grantee all rights of a stockholder of the Company, except as otherwise provided in the Plan or Award Agreement. At the time of a grant of Restricted Shares, the Committee may require the payment of cash dividends thereon to be deferred and, if the Committee so determines, reinvested in additional Re-stricted Shares. Stock dividends and deferred cash dividends issued with respect to Restricted Shares shall be subject to the same restrictions and other terms as apply to the Restricted Shares with respect to which such dividends are issued. The Committee may provide for payment of interest on deferred cash dividends.

              18.6 NATURE OF PAYMENTS. Awards shall be special incen-tive payments to the Grantee and shall not be taken into account in computing the amount of salary or compensation of the Grantee for purposes of determining any pension, retirement, death or other benefit under (a) any pension, retirement, profit-sharing, bonus, insurance or other employee benefit plan of the Company or any Subsidiary or (b) any agreement between (i) the Company or any Subsidiary and (ii) the Grantee, except as such plan or agreement shall otherwise expressly provide.

              18.7 PERFORMANCE MEASURES. Unless and until the Committee proposes for stockholder vote and stockholders approve a change in the general performance measures set forth in this Section 18.7, the performance measure(s) to be used for purposes of such Awards shall be chosen from among the following:

               (a) Earnings (either  in  the aggregate  or  on  a per-share basis);

              (b) Net income (before or after taxes);

              (c) Operating income;

              (d) Cash flow;

              (e) Return measures  (including return on  assets, equity, or sales);

              (f) Earnings before or  after either, or any  combination of, taxes, interest or depreciation and amortization;

              (g) Gross revenues;

              (h) Share price  (including growth  measures and  stockholder return or attainment by the Shares of a specified value for a specified period of time);

              (i) Reductions   in  expense  levels   in  each  case,  where
                  applicable, determined either on a Company-wide basis or in respect of any one or more business units;

              (j) Net economic value; or

              (k) Market share.

              Any of the foregoing performance measures may be applied, as determined by the Committee, on the basis of the Company as a whole, or in respect of any one or more Subsidiaries or divisions of the Company or any part of a Subsidiary or division of the Company that is specified by the Committee.

              The Committee may adjust the determinations of the degree of attainment of the preestablished performance goals; provided, however, that Awards which are designed to qualify for the Performance-Based Exception, may not be adjusted upward without the approval of the Company's stockholders (the Committee may adjust such Awards downward).

              In the event that applicable tax and/or securities laws change to permit Committee discretion to alter the governing performance measures without obtaining stockholder approval of such changes, and still qualify for the Performance-Based Exception, the Committee shall have sole discretion to make such changes without obtaining stockholder approval.

              18.8 GOVERNING LAW. The Plan, and all agreements hereunder, shall be construed in accordance with and governed by the laws of the State of Delaware other than its laws respecting choice of law.

                                      APPENDIX E

                                   FORM OF PROXIES

                        KANSAS CITY SOUTHERN INDUSTRIES, INC.
                                 114 West 11th Street
                           Kansas City, Missouri 64105-1804


                                     June 5, 1998


          Dear Stockholder:

              You are  cordially invited to  attend the Special  Meeting of
          Stockholders of Kansas City Southern Industries, Inc., at ___________________________, Kansas City, Missouri, at 10:00
          a.m., on July 15, 1998. The purpose of this meeting is set forth in the accompanying Notice of Special Meeting and Proxy Statement.

              The Board of Directors is asking for your approval of an amendment of KCSI's Certificate of Incorporation in order to effect a reverse stock split to reduce the number of outstanding shares if the previously announced spin-off of KCSI's financial asset management business is completed. The Board expects that the market price of KCSI's common stock will move below the desired trading range following the spin-off. By reducing the number of outstanding shares, the Board of Directors is trying to bring the market price of the stock into the desired trading range. We would complete any reverse split only if we completed the spin-off. The attached proxy statement explains both the spin-off and the reverse stock split. The Board is also asking your approval of certain other matters described herein.

              We urge you to read these proxy materials and to participate in the meeting either in person or by proxy. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, PLEASE SIGN AND RETURN PROMPTLY THE ATTACHED PROXY CARD IN THE ENVELOPE PROVIDED TO ASSURE THAT YOUR SHARES WILL BE REPRESENTED.


                                  Sincerely,


                                  Landon H. Rowland
                                  Chairman of the Board, President and
                                  Chief Executive Officer


                  PLEASE SEE REVERSE SIDE FOR PROPOSALS TO BE VOTED
          (Date, sign and return promptly in the prepaid envelope enclosed)

                                     (Tear Here)

                     KANSAS CITY SOUTHERN INDUSTRIES, INC. PROXY


              This proxy confers discretionary authority as described and may be revoked in the manner described in the proxy statement dated June 5, 1998, receipt of which is hereby acknowledged.

          Signature   ________________________  Date _________________, 1998
          Signature   ________________________  Date ________________,  1998

              Please sign exactly as name(s) appear. All joint owners should sign. Executors, administrators, trustees, guardians, attorneys-in-fact, and officers of corporate stockholders should indicate the capacity in which they are signing. Please indicate whether you plan to attend the Special
              Meeting:

              [  ]  WILL ATTEND           [  ]  WILL NOT ATTEND

                              (Continued on other side)

                    (CONTINUED, AND TO BE SIGNED ON REVERSE SIDE)


                                     (Tear Here)




                     KANSAS CITY SOUTHERN INDUSTRIES, INC. PROXY


              THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS. Landon H. Rowland, James E. Barnes and Michael R. Haverty, or any one of them, are hereby authorized, with full power of substitution, to vote the shares of stock of Kansas City Southern Industries, Inc. entitled to vote for the stockholder(s) signing this proxy at the Special Meeting of Stockholders to be held on July 15, 1998, or any adjournment thereof as specified herein before the Special Meeting. IF NO CHOICE IS SPECIFIED, SUCH PROXIES WILL VOTE "FOR" THE PROPOSAL.

          1.  Approval of an Amendment to KCSI's Certificate of
              Incorporation to Effect a Reverse Stock Split

                  [  ]  FOR           [  ]  AGAINST     [  ]  ABSTAIN


          2.  Approval of the Berger Associates, Inc. Stock Option Plan

                  [  ]  FOR           [  ]  AGAINST     [  ]  ABSTAIN


          3. Approval of the FAM Holdings, Inc. 1998 Long Term Stock Incentive Plan

                  [  ]  FOR           [  ]  AGAINST     [  ]  ABSTAIN


          4. Approval of the amendment and restatement of KCSI's 1991 Stock Option and Performance Award Plan

                  [  ]  FOR           [  ]  AGAINST     [  ]  ABSTAIN

                        KANSAS CITY SOUTHERN INDUSTRIES, INC.
                                 114 West 11th Street
                           Kansas City, Missouri 64105-1804

                                     June 5, 1998


          Dear KCSI ESOP Participant:

              Enclosed is your voting instruction card to UMB Bank, N.A. as Trustee for shares allocated to your account under the Employee Stock Ownership Plan (ESOP).

              The Board of Directors is asking for your approval of an amendment of KCSI's Certificate of Incorporation in order to effect a reverse stock split to reduce the number of outstanding shares if the previously announced spin-off of KCSI's financial asset management business is completed. The Board expects that the market price of KCSI's common stock will move below the desired trading range following the spin-off. By reducing the number of outstanding shares, the Board of Directors is trying to bring the market price of the stock into the desired trading range. We would complete any reverse split only if we completed the spin-off. The attached proxy statement explains both the spin-off and the reverse stock split. The Board is also asking your approval of certain other matters described herein.

              Please DO  NOT DELIVER  THIS CARD  TO KCSI, as  your vote  is confidential. Your card should be returned directly to the Trustee, UMB Bank, N.A., Securities Transfer Division, P.O. Box 410064, Kansas City, Missouri 64179-0013, in the enclosed postage-paid return envelope at your earliest convenience.

              If you have questions about the allocation of these shares, you may call one of the following individuals for further information:

              KCSI employee contact:  Jack Mock       816-983-1308
              JANUS employee contact: Greg Fisher     303-336-4062


                                  Thank you,

                                  Richard P. Bruening
                                  Vice President, General Counsel &
                                  Corporate Secretary


                  PLEASE SEE REVERSE SIDE FOR PROPOSALS TO BE VOTED
          (Date, sign and return promptly in the prepaid envelope enclosed)

                                     (Tear Here)

            CONFIDENTIAL VOTING INSTRUCTIONS TO UMB BANK, N.A. AS TRUSTEE
                   UNDER THE KANSAS CITY SOUTHERN INDUSTRIES, INC.
                            EMPLOYEE STOCK OWNERSHIP PLAN


          Signature _________________________ Date  _________________, 1998
                         Please sign exactly as name appears.


                                       (Continued on other side)

                    (CONTINUED, AND TO BE SIGNED ON REVERSE SIDE)


                                     (Tear Here)


          THIS VOTING INSTRUCTION CARD IS SOLICITED BY THE TRUSTEE. I hereby direct that the voting rights pertaining to shares of stock of Kansas City Southern Industries, Inc. held by the Trustee and allocated to my account shall be exercised at the Special Meeting of Stockholders to be held on July 15, 1998, or any adjournment thereof as specified hereon and in their discretion on all other matters that are properly brought before the Special Meeting.

          1.  Approval of an Amendment to KCSI's Certificate of
              Incorporation to Effect a Reverse Stock Split

                  [  ]  FOR           [  ]  AGAINST     [  ]  ABSTAIN

          2.  Approval of the Berger Associates, Inc. Stock Option Plan

                  [  ]  FOR           [  ]  AGAINST     [  ]  ABSTAIN


          3. Approval of the FAM Holdings, Inc. 1998 Long Term Stock Incentive Plan

                  [  ]  FOR           [  ]  AGAINST     [  ]  ABSTAIN


          4. Approval of KCSI's 1991 Stock Option and Performance Award Plan as amended and restated in 1998

                  [  ]  FOR           [  ]  AGAINST     [  ]  ABSTAIN


              IF THE VOTING INSTRUCTION CARD IS NOT RETURNED, THE TRUSTEE MUST VOTE SUCH SHARES IN THE SAME PROPORTIONS AS THE SHARES FOR WHICH VOTING INSTRUCTION CARDS WERE RECEIVED FROM THE PLAN PARTICIPANTS.

                        KANSAS CITY SOUTHERN INDUSTRIES, INC.
                                 114 West 11th Street
                           Kansas City, Missouri 64105-1804


                                     June 5, 1998


          Dear DST ESOP Participant:

              Enclosed is your voting instruction card to UMB Bank, N.A. as Trustee for shares allocated to your account under the DST Systems, Inc. Employee Stock Ownership Plan (ESOP).

              The Board of Directors is asking for your approval of an amendment of KCSI's Certificate of Incorporation in order to effect a reverse stock split to reduce the number of outstanding shares if the previously announced spin-off of KCSI's financial asset management business is completed. The Board expects that the market price of KCSI's common stock will move below the desired trading range following the spin-off. By reducing the number of outstanding shares, the Board of Directors is trying to bring the market price of the stock into the desired trading range. We would complete any reverse split only if we completed the spin-off. The attached proxy statement explains both the spin-off and the reverse stock split. The Board is also asking your approval of certain other matters described herein.

              Please  DO NOT  DELIVER THIS CARD  TO KCSI,  as your  vote is confidential. Your card should be returned directly to the Trustee, UMB Bank, N.A., Securities Transfer Division, P.O. Box 410064, Kansas City, Missouri 64179-0013, in the enclosed postage-paid return envelope at your earliest convenience.

              If you have questions about the allocation of these shares, you may call one of the following individuals for further information:

                  Becky Bremerkamp    816-435-8609 or 800-438-2320
                  Tammy Vincent       816-435-8628 or 800-438-2320


                              Thank you,


                              Richard P. Bruening
                              Vice President, General Counsel &
                              Corporate Secretary


                  PLEASE SEE REVERSE SIDE FOR PROPOSALS TO BE VOTED
          (Date, sign and return promptly in the prepaid envelope enclosed)

                                     (Tear Here)

            CONFIDENTIAL VOTING INSTRUCTIONS TO UMB BANK, N.A. AS TRUSTEE
                             UNDER THE DST SYSTEMS, INC.
                            EMPLOYEE STOCK OWNERSHIP PLAN


          Signature  ___________________________ Date ________________, 1998
                         Please sign exactly as name appears.


                                      (CONTINUED ON OTHER SIDE)

                    (CONTINUED, AND TO BE SIGNED ON REVERSE SIDE)


                                     (Tear Here)



          THIS VOTING INSTRUCTION CARD IS SOLICITED BY THE TRUSTEE. I hereby direct that the voting rights pertaining to shares of stock of Kansas City Southern Industries, Inc. held by the Trustee and allocated to my account shall be exercised at the Special Meeting of Stockholders to be held on July 15, 1998, or any adjournment thereof as specified hereon and in their discretion on all other matters that are properly brought before the Special Meeting.

          1.  Approval of an Amendment to KCSI's Certificate of
              Incorporation to Effect a Reverse Stock Split

                  [  ]  FOR           [  ]  AGAINST     [  ]  ABSTAIN

          2.  Approval of the Berger Associates, Inc. Stock Option Plan

                  [  ]  FOR           [  ]  AGAINST     [  ]  ABSTAIN

          3. Approval of the FAM Holdings, Inc. 1998 Long Term Stock Incentive Plan

                  [  ]  FOR           [  ]  AGAINST     [  ]  ABSTAIN

          4. Approval of the amendment and restatement of KCSI's 1991 Stock Option and Performance Award Plan

                  [  ]  FOR           [  ]  AGAINST     [  ]  ABSTAIN


              IF THE VOTING INSTRUCTION CARD IS NOT RETURNED, THE TRUSTEE MUST VOTE SUCH SHARES IN THE SAME PROPORTIONS AS THE SHARES FOR WHICH VOTING INSTRUCTION CARDS WERE RECEIVED FROM THE PLAN PARTICIPANTS.

                        KANSAS CITY SOUTHERN INDUSTRIES, INC.
                                 114 West 11th Street
                           Kansas City, Missouri 64105-1804

                                     June 5, 1998


          Dear KCSI Profit Sharing Plan Participant With Rollover Account Containing KCSI Shares:

              Enclosed is your voting instruction card to UMB Bank, N.A., as Trustee for shares allocated to your profit sharing plan account as a rollover contribution.

              The Board of Directors is asking for your approval of an amendment of KCSI's Certificate of Incorporation in order to effect a reverse stock split to reduce the number of outstanding shares if the previously announced spin-off of KCSI's financial asset management business is completed. The Board expects that the market price of KCSI's common stock will move below the desired trading range following the spin-off. By reducing the number of outstanding shares, the Board of Directors is trying to bring the market price of the stock into the desired trading range. We would complete any reverse split only if we completed the spin-off. The attached proxy statement explains both the spin-off and the reverse stock split. The Board is also asking your approval of certain other matters described herein.

              Please DO NOT DELIVER THIS CARD TO KCSI, as your vote is confidential. Your card should be returned directly to the Trustee, UMB Bank, N.A., Securities Transfer Division, P.O. Box 410064, Kansas City, Missouri 64179-0013, in the enclosed postage-paid return envelope at your earliest convenience.



                                  Thank you,



                                  Richard P. Bruening
                                  Vice   President,   General   Counsel   &
                                  Corporate Secretary


                  PLEASE SEE REVERSE SIDE FOR PROPOSALS TO BE VOTED
          (Date,  sign  and   return  promptly  in  the   prepaid  envelope
          enclosed.)

                                     (Tear Here)

                  CONFIDENTIAL VOTING INSTRUCTIONS TO UMB BANK, N.A.
              AS TRUSTEE UNDER THE KANSAS CITY SOUTHERN INDUSTRIES, INC.
                                 PROFIT SHARING PLAN



          Signature  _________________________ Date  _________________, 1998
                         Please sign exactly as name appears.


                                      (CONTINUED ON OTHER SIDE.)

                    (CONTINUED, AND TO BE SIGNED ON REVERSE SIDE)


                                     (Tear Here)


          THIS VOTING INSTRUCTION CARD IS SOLICITED BY THE TRUSTEE. I hereby direct that the voting rights pertaining to shares of stock of Kansas City Southern Industries, Inc. held by the Trustee and allocated to my account shall be exercised at the Special Meeting of Stockholders to be held on July 15, 1998, or any adjournment thereof as specified hereon and in their discretion on all other matters that are properly brought before the Special Meeting.

          1.  Approval of an Amendment to KCSI's Certificate of
              Incorporation to Effect a Reverse Stock Split

                  [  ]  FOR           [  ]  AGAINST     [  ]  ABSTAIN

          2.  Approval of the Berger Associates, Inc. Stock Option Plan

                  [  ]  FOR           [  ]  AGAINST     [  ]  ABSTAIN

          3.  Approval of the FAM Holdings, Inc. Long Term Incentive Stock
              Plan

                  [  ]  FOR           [  ]  AGAINST     [  ]  ABSTAIN

          4. Approval of the amendment and restatement of KCSI's 1991 Stock Option and Performance Award Plan

                  [  ]  FOR           [  ]  AGAINST     [  ]  ABSTAIN

               IF THE VOTING INSTRUCTION CARD IS NOT RETURNED, THE TRUSTEE MUST VOTE SUCH SHARES IN THE SAME PROPORTIONS AS THE SHARES FOR WHICH VOTING INSTRUCTION CARDS WERE RECEIVED FROM THE PLAN PARTICIPANTS.